UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03373

SEGALL BRYANT & HAMILL TRUST

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Maggie Bull, Secretary
Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(303) 623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Segall Bryant & Hamill Small Cap Value Fund
(Ticker Symbol: Retail - SBRVX; Institutional - SBHVX)

Segall Bryant & Hamill Small Cap Growth Fund
(Ticker Symbol: Retail - WTSGX; Institutional - WISGX)

Segall Bryant & Hamill Small Cap Core Fund
(Ticker Symbol: Retail - SBHCX; Institutional - SBASX)

Segall Bryant & Hamill All Cap Fund
(Ticker Symbol: Retail - SBRAX; Institutional - SBHAX)

Segall Bryant & Hamill Emerging Markets Fund
(Ticker Symbol: Retail - SBHEX; Institutional - SBEMX)

Segall Bryant & Hamill International Small Cap Fund
(Ticker Symbol: Retail - SBHSX; Institutional - SBSIX)

Segall Bryant & Hamill Fundamental International Small Cap Fund
(Ticker Symbol: Retail - WTIFX; Institutional - WIIFX)

Segall Bryant & Hamill Global All Cap Fund
(Ticker Symbol: Retail - WTMVX; Institutional - WIMVX)

Segall Bryant & Hamill Workplace Equality Fund
(Ticker Symbol: Retail - WEQRX; Institutional - WEQIX)

Segall Bryant & Hamill Short Term Plus Fund
(Ticker Symbol: Retail - SBHPX; Institutional - SBAPX)

Segall Bryant & Hamill Plus Bond Fund
(Ticker Symbol: Retail - WTIBX; Institutional - WIIBX)

Segall Bryant & Hamill Quality High Yield Fund
(Ticker Symbol: Retail - WTLTX; Institutional - WILTX)

Segall Bryant & Hamill Municipal Opportunities Fund
(Ticker Symbol: Retail - WTTAX; Institutional - WITAX)

Segall Bryant & Hamill Colorado Tax Free Fund
(Ticker Symbol: Retail - WTCOX; Institutional - WICOX)

SEGALL BRYANT & HAMILL
ANNUAL REPORT
DECEMBER 31, 2022

Table of Contents

SHAREHOLDER LETTER	1
FUND OVERVIEWS
Segall Bryant & Hamill Small Cap Value Fund	2
Segall Bryant & Hamill Small Cap Growth Fund	4
Segall Bryant & Hamill Small Cap Core Fund	6
Segall Bryant & Hamill All Cap Fund	8
Segall Bryant & Hamill Emerging Markets Fund	10
Segall Bryant & Hamill International Small Cap Fund	12
Segall Bryant & Hamill Fundamental International Small Cap Fund	14
Segall Bryant & Hamill Global All Cap Fund	16
Segall Bryant & Hamill Workplace Equality Fund	18
Segall Bryant & Hamill Short Term Plus Fund	20
Segall Bryant & Hamill Plus Bond Fund	22
Segall Bryant & Hamill Quality High Yield Fund	24
Segall Bryant & Hamill Municipal Opportunities Fund	26
Segall Bryant & Hamill Colorado Tax Free Fund	28
FUND EXPENSES	30
IMPORTANT DISCLOSURES	34
TRUSTEES AND OFFICERS	37
FINANCIAL STATEMENTS	40
Statements of Investments	40
Statements of Assets and Liabilities	89
Statements of Operations	93
Statements of Changes in Net Assets	97
Financial Highlights	102
Notes to Financial Statements	130
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	147
SHAREHOLDER TAX INFORMATION	148
OTHER IMPORTANT INFORMATION	149

Annual Report | December 31, 2022 |

Intentionally Left Blank

Segall Bryant & Hamill Funds	Shareholder Letter
December 31, 2022 (Unaudited)

Dear Fellow Shareholders:

What a difference a year makes. We entered 2022 coming off one of the most profitable two-year periods in the history of the U.S. financial markets. Shortly after the year began, the tides began to turn and by year end, the financial markets had posted steep losses, with many indices generating their worst performance since the financial crisis in 2008.

Janice M. Teague	Carolyn B. Goldhaber
Chair	President

The key underpinning of the economic environment of the last 12 years—the program of holding interest rates at or near zero percent—was ended by the Federal Reserve (Fed). The Fed felt compelled to end its program due to a rapid rise in inflation that most forecasters, including the Fed, thought would be “transitory.” That wasn’t the case. Various explanations—the COVID pandemic, supply chain shortages, changes in the labor force, and the war in Ukraine—were all offered as candidates for the source of the rapid rise in inflation. We believe that each of these were simply agents that accelerated or slowed the pace of inflation, thereby hastening or slowing the changes to be brought about in the economy. In our view, change will occur through a reduction of economic activity and prices of financial assets. While painful, such declines are needed before we can expect a new upswing in global economic growth that can then be reflected in the prices of financial assets.

The most frequent question asked by our longtime clients and shareholders is how much longer we believe this transition will take. The only answer, of course, is we don’t know any more than anyone else. What we do know, however, is that our investment teams continue to apply our time-tested discipline of focusing on valuation, whether in our fundamental or our quantitative strategies, to seek mispriced opportunities. Importantly, our teams strive to include, as they always have, an estimate of downside risks in their assessments of the companies they consider, with the goal of protecting shareholder capital in down markets.

Lastly, the Board of Trustees would like to extend our sincere appreciation to Phil Hildebrandt who served as the President of the SBH Funds since May 1, 2018, and we wish him all the best in his retirement. We would also like to welcome Carolyn Goldhaber as the newly elected SBH Funds’ President. Since joining the adviser close to 10 years ago, Carolyn has served on its leadership committee and is currently the President of the firm.

Thank you for your continued investment in the SBH Funds.

The views of the authors and information discussed in the shareholder letter and manager commentaries are as of February 17, 2023, are subject to change, and may not reflect the writers’ current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation.

Neither Segall Bryant & Hamill, Segall Bryant & Hamill Funds, nor any Segall Bryant & Hamill Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

Annual Report | December 31, 2022 |	1

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Mark T. Dickherber, CFA, CPA Portfolio Manager

Shaun P. Nicholson Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBRVX)	(14.76)%	1.76%	4.60%	—	6.78%	12/9/19
Institutional Class (SBHVX)	(14.65)%	1.87%	4.73%	—	6.93%	7/31/13
Russell 2000® Value Index	(14.48)%	4.70%	4.13%	—	6.77%

Retail Class Annual Expense Ratio (per the current prospectus) — Total - 1.04%

Institutional Class Annual Expense Ratio (per the current prospectus) – Total - 0.97%

Sector Allocation (as of 12/31/2022)

Industrials	23.1%
Financials	13.7%
Information Technology	8.8%
Health Care	8.6%
Materials	8.3%
Real Estate	8.2%
Consumer Discretionary	6.9%
Utilities	6.3%
Consumer Staples	4.6%
Energy	3.8%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

Equity Commonwealth	4.5%
Progress Software Corp.	3.6%
Regal Rexnord Corp.	2.5%
ICU Medical, Inc.	2.5%
Coty, Inc.	2.5%
Compass Minerals International, Inc.	2.4%
SPX Technologies, Inc.	2.4%
Belden, Inc.	2.2%
Orthofix Medical, Inc.	2.1%
SP Plus Corp.	2.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

2	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For the year 2022, the Segall Bryant & Hamill Small Cap Value Fund returned -14.76% (Retail Class) compared to a return of -14.48% for its benchmark, the Russell 2000® Value Index.

While the easy monetary policy has abated with interest rates rising and, therefore, cost of capital higher, we believe the market has only reacted to the interest rates and not to the longer lagging effects on profit margins and funding requirements, and the impact on the economy. Throughout 2022, the market experienced significant volatility due to an array of events including an unexpected geopolitical event with the war in Ukraine, the Federal Reserve tightening cycle which began in March and continued throughout the year, and the resurgence of supply issues. There was a lot for investors to digest in a short time period and we believe 2023 will likely continue the cycle of volatility as interest rate hikes and a liquidity tightening cycle start to impact the economy more visibly. For us, investing with a Return on Invested Capital (ROIC) mindset remains at the center of our approach; investing the Fund’s capital with management teams that we believe can improve ROIC by becoming more efficient, divesting businesses not deemed core, and improving overall culture and governance matters at their respective companies.

Contributors to Return

Over the last twelve months, the three sectors in the Fund that contributed most to returns on a relative basis were Industrials, Real Estate, and Consumer Discretionary. Modine Manufacturing Co. (MOD), SPX Technologies, Inc. (SPXC), and Helmerich & Payne, Inc. (HP) generated the largest positive contribution to returns on an absolute basis. Modine, under a new CEO, has rapidly hired new talent in its management ranks as it works to execute upon an 80/20 simplification strategy. When this strategy is successfully adopted, we believe it may lead to less complexity, stronger customer relationships, and a greater focus on pricing and improvements. Although Modine is still early in this process, we have already started to see positive signs of its focus on profitability. SPX Technologies’ management has transformed its business by divesting non-core assets and redeploying those proceeds into niche, higher ROIC and higher margin businesses. In our view, the mix of the revenue is attractive with greater than 65% of the business driven by repair/replacement demand which has typically been stable in times of economic weakness. Helmerich & Payne has focused on optimizing its drilling fleet while also focusing capital allocation on debt reduction and shareholder returns. In our view, the team at HP is focused on ROIC-additive investments and takes a long-term view when making capital decisions, which gives us optimism despite volatile energy markets making HP’s near-term returns less predictable.

Detractors from Return

The three sectors that detracted most over the last twelve months were Consumer Staples, Energy, and Materials. Hain Celestial Group, Inc. (HAIN), Glatfelter Corp. (GLT), and NCR Corp. (NCR) generated the weakest contributions to returns on an absolute basis. Hain suffered from rising energy prices in its U.K. market while also dealing with continued supply chain challenges. Though some of these headwinds are easing, the recovery could take longer than we originally expected. Glatfelter was also caught up in the energy crisis in Europe as it has significant operations in Germany which were impacted by rapidly rising energy prices. The integration of Glatfelter’s acquisition in 2021 has been a headwind to profitability. Glatfelter is now under a new CEO who is looking to quickly take out costs and raise prices to recapture profits lost due to inflation. NCR’s weakness stemmed from the company not being able to sell themselves to private equity as the debt markets were untenable to many. Management at NCR has decided to split the company into two separate businesses and remains open to being acquired if the opportunity arises.

Outlook and Positioning

We would describe 2022 as quietly chaotic with many unexpected macro circumstances. We believe that the market has only adjusted to some of the cost of capital increases. We also believe a recession is highly probable and 2023 will show us how the market will react to contracting profit margins, a factor which usually accompanies economic downturns. It is our view that the key to the market ending 2023 on a strong note will be increased liquidity. We believe there is currently more downside than upside risk in the market; however, 2023 should be full of opportunities to buy quality companies with strong management teams. We think companies with strong balance sheets and stable free cash flow will remain important. We have an ROIC philosophy and seek to find like-minded management teams focused on improving ROIC. We learned much in 2022, not simply about the market, but about resilience in the face of volatile times. This business is not for the faint of heart. Experience is the best teacher, and we believe we are stronger investors entering 2023.

Stock Performance (12/31/2021 to 12/31/2022)

	Average	Contribution
5 Highest	Weight	To Return
Modine Manufacturing Co.	0.82	0.67
SPX Technologies, Inc.	2.38	0.57
Helmerich & Payne, Inc.	1.00	0.56
Alamos Gold, Inc.	0.75	0.42
SP Plus Corp.	1.73	0.38
	Average	Contribution
5 Lowest	Weight	To Return
Orthofix Medical, Inc.	2.49	-1.25
FARO Technologies, Inc.	1.32	-1.25
NCR Corp.	2.44	-1.37
Glatfelter Corp.	0.94	-1.66
Hain Celestial Group, Inc.	2.81	-2.68

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2022 |	3

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager

Mitch S. Begun, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSGX)	(32.59)%	5.86%	9.48%	—	8.90%	12/20/13
Institutional Class (WISGX)	(32.48)%	6.01%	9.68%	—	9.15%	12/20/13
Russell 2000® Growth Index	(26.36)%	0.65%	3.51%	—	6.13%

Retail Class Annual Expense Ratio (per the current prospectus) — Total: 1.03%

Institutional Class Annual Expense Ratio (per the current prospectus) — Total: 0.87%

Sector Allocation (as of 12/31/2022)

Information Technology	24.9%
Health Care	23.3%
Industrials	18.5%
Consumer Discretionary	9.0%
Financials	7.6%
Materials	3.7%
Real Estate	3.1%
Energy	2.9%
Consumer Staples	1.7%
Communication Services	1.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

Tetra Tech, Inc.	2.5%
Novanta, Inc.	2.2%
Envestnet, Inc.	2.2%
MAXIMUS, Inc.	2.2%
Option Care Health, Inc.	2.1%
Ensign Group, Inc. (The)	2.0%
Endava PLC	2.0%
Workiva, Inc.	2.0%
Integra LifeSciences Holdings Corp.	1.9%
CONMED Corp.	1.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

4	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2022, the Segall Bryant & Hamill Small Cap Growth Fund returned -32.59% (Retail Class) compared to the Fund’s benchmark, the Russell 2000® Growth Index’s -26.36% return. While nearly all asset classes struggled in 2022 due to rapidly rising interest rates and higher levels of inflation, growth stocks were particularly battered. The benchmark posted its worst year since the financial crisis of 2008. Additionally, for the second year in a row, growth stocks were trounced by their value counterparts, lagging the Russell 2000® Value Index by more than 11% in 2022 and 25% in 2021.

The mantra over the last decade has been growth at all costs, particularly in Silicon Valley, where technology investors were happily rewarded for higher growth that was based, in many cases, on only promises of future cash flows down the road. As interest rates have risen, the valuation of these types of growth companies has appropriately come under immense pressure. Meanwhile, investors have favored companies in cyclical sectors in this inflationary backdrop, particularly Energy, Industrials, and Materials. Historically, during economic slowdowns, these have been some of the hardest-hit sectors; however, the resilience in cash flows, especially relative to typical growth sectors, has been impressive. The Fund underperformed for the year largely due to its positioning in the aforementioned cyclical sectors.

Contributors to Return

Two sectors contributed positively to the Fund’s performance relative to its benchmark during the year, Real Estate and Information Technology. The three strongest performing stocks, which all rallied in the period, were biotechnology company Turning Point Therapeutics, Inc. (TPTX), enterprise planning software provider Anaplan, Inc. (PLAN), and provider of outsourced clinical development services Medpace Holdings, Inc. (MEDP). Turning Point Therapeutics was acquired by pharmaceutical company Bristol-Myers Squibb Co. (BMY) and Anaplan was bought by private equity firm Thoma Bravo. Despite fears around a slowing funding environment for early-stage biotechnology companies, Medpace continued to see strong demand for its services. The company expects growth to remain strong into 2023, fueled by its large and growing backlog of contracted business. Both Turning Point Therapeutics and Anaplan were sold in the period, while Medpace remained in the Fund at the end of 2022.

Detractors from Return

The three sectors that detracted most from the Fund’s performance relative to its benchmark in the period were Energy, Financials, and Industrials. The three weakest stocks, which all fell in the period, were pharmacy automation tools and services provider Omnicell, Inc. (OMCL), independent insurance agency Goosehead Insurance, Inc. (GSHD), and information technology services provider Endava PLC (DAVA). Omnicell reported an abrupt and unexpected slowdown in customer demand. The company’s customer base of large health systems is under considerable financial strain and is slowing implementation of Omnicell’s products and services. We sold the Fund’s position given the highly uncertain outlook over the next 12-18 months. Goosehead was weak as continued growth investments have created margin pressure. Additionally, investors have concerns that a slowdown in housing could reduce demand for new policies. Despite strong growth and profitability, Endava underperformed largely due to a compression in valuations for growth companies as interest rates have risen. We believe the long-term growth prospects for digital transformation services remain attractive.

Outlook and Positioning

Valuation compression in less profitable, higher growth companies is just one consequence of the current backdrop. More importantly, we have seen a sharp fundamental deterioration in many profitable bellwether companies (particularly in the Technology sector) as years of aggressive hiring have now created margin headwinds as growth rapidly slows. As it turns out, companies fueled by near-zero interest rates with little consequence for a focus on returns on invested capital are now pivoting. The ramifications, we believe, will be long-lasting and affect all sectors of the economy. We are focused, as always, on building a portfolio of companies that can demonstrate fundamentally stable growth and cash flow characteristics over the long term.

As of the end of 2022, the Fund was overweight primarily in the Information Technology and Financials sectors and underweight primarily in the Energy and Consumer Staples sectors.

Thank you for your continued interest and support.

Stock Performance (12/31/2021 to 12/31/2022)

	Average	Contribution
5 Highest	Weight	To Return
Turning Point Therapeutics, Inc.	0.40	0.67
Anaplan, Inc.	0.63	0.52
Medpace Holdings, Inc.	1.29	0.50
Silk Road Medical, Inc.	1.25	0.42
Inspire Medical Systems, Inc.	1.81	0.29
	Average	Contribution
5 Lowest	Weight	To Return
AZEK Co., Inc.	1.61	-1.23
Rapid7 Inc.	0.79	-1.32
Endava PLC	2.14	-1.42
Goosehead Insurance, Inc.	1.29	-1.52
Omnicell, Inc.	1.62	-1.86

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2022 |	5

Segall Bryant & Hamill Small Cap Core Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Jeffrey C. Paulis, CFA, Portfolio Manager

Mark T. Dickherber, CFA, CPA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns*

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBHCX)	(13.26)%	9.44%	9.53%	10.64%	8.77%	12/31/19
Institutional Class (SBASX)	(13.12)%	9.62%	9.71%	10.81%	8.94%	12/15/03
Russell 2000® Index	(20.44)%	3.10%	4.13%	9.01%	7.66%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.35%, Net: 1.14%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.10%, Net: 0.99%

Sector Allocation (as of 12/31/2022)

Industrials	23.2%
Information Technology	16.8%
Consumer Discretionary	12.4%
Health Care	11.2%
Materials	8.7%
Financials	8.2%
Consumer Staples	5.7%
Energy	3.7%
Real Estate	1.7%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

KBR, Inc.	2.3%
Graphic Packaging Holding Co.	2.1%
EnPro Industries, Inc.	2.0%
Carlisle Cos., Inc.	2.0%
WNS Holdings, Ltd.	1.9%
Pure Storage, Inc.	1.8%
EMCOR Group, Inc.	1.7%
Insulet Corp.	1.7%
Agilysys, Inc.	1.7%
Casella Water Systems, Inc.	1.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

*	The quoted performance of the Fund reflects the past performance of Lower Wacker Small Cap Investment Fund, LLC (the “Partnership”), an unregistered limited partnership managed by the portfolio managers of the Fund. The Partnership was organized into the Institutional Class shares on December 31, 2019, the date the Fund commenced operations. The Fund has been managed in the same style since the Partnership’s inception on December 15, 2003. The Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charged when the Fund was a limited partnership. From its inception on December 15, 2003 through December 31, 2019, the Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Fund’s performance.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

6	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2022, the Segall Bryant & Hamill Small Cap Core Fund returned -13.26% (Retail Class) compared to the Fund’s benchmark, the Russell 2000® Index’s -20.44% return. The market pulled back in 2022 as higher inflation led to a rise in interest rates while the outbreak of the Russia/Ukraine war increased uncertainty. As interest rates rose, market multiples contracted, particularly in longer duration assets, as alternative investment options to equities resurfaced. Further, as the cost of capital increased and uncertainty related to the war and global economies grew, higher Return on Invested Capital (ROIC) companies outperformed.

Contributors to Return

On a sector level, Health Care, Information Technology, and Industrials were the largest contributors to the Fund’s performance relative to the benchmark. Agilysys, Inc. (AGYS), a software solutions provider to the hospitality industry, was the largest individual contributor to the Fund’s return. A complete refresh of Agilysys’s software positioned the company to benefit as consumers returned to travel with the COVID-19 pandemic waning. Agilysys’s improved competitive position was punctuated towards the end of 2022 when Marriott chose its software for a multi-year rollout, potentially its largest win ever. Model N, Inc. (MODN), a software provider to Health Care and IT companies, was another large contributor. The transition of Model N’s customers to the cloud reached an inflection point driving organic growth acceleration which, combined with less macroeconomic sensitivity, resulted in multiple expansion.

Detractors From Return

On a sector level, Energy and Utilities were the largest relative detractors from the Fund’s performance. Hain Celestial Group, Inc. (HAIN), a manufacturer of organic and natural food products, was the largest detractor. Hain incurred multiple headwinds through the year including slowing demand in Europe, supply chain issues, and higher input costs which pressured growth and margins. Endava PLC (DAVA), a digital technology outsourcer, was another detractor. Endava’s share price suffered as growing macroeconomic concern and layoffs at its customers created uncertainty about the sustainability of its revenue growth rate.

Outlook and Positioning

We enter 2023 with a sense of caution. While corporate earnings held up reasonably well through 2022, buoyed by excess consumer savings and solid backlogs, there are increasing signs of slowing in economic indicators and corporate commentary. We expect inflation to continue to soften in 2023 which, combined with softer economic conditions as the year progresses, should allow the U.S. Federal Reserve to stop raising interest rates. As inflation likely cools through 2023, however, earnings expectations are likely to continue to fall as the lagged effect of the interest rate increases materializes.

Given the headwinds seen in the data and emerging in corporate earnings results, as we enter 2023, we have weighted the Fund more towards companies that we believe have higher ROIC businesses and solid balance sheets, and that we assess have the ability to generate free cash flow. Lower ROIC companies have been underperforming as interest rates have risen and the outlook has become more uncertain. We would expect lower ROIC companies to continue to underperform should the economy worsen from here. Should fundamental weakness begin to accelerate and translate into a further market sell-off over the next quarter or two, we may begin to rotate out of higher ROIC companies and into smaller market cap, improving/lower ROIC companies that would disproportionately benefit from an economic recovery. Of course, these improving ROIC companies would be augmented with additional key attributes within our philosophical approach such as niche market positioning with defendable competitive advantages and strong management teams. Combined, we believe these attributes have the potential to produce powerful results over market cycles but also allow the Fund to be prepared for risks and surprises – of which we are sure 2023 could be full!

Stock Performance (12/31/2021 to 12/31/2022)

	Average	Contribution
5 Highest	Weight	To Return
Agilysys, Inc.	1.00	0.88
Devon Energy Corp.	2.41	0.68
Model N, Inc.	1.01	0.52
Badger Meter, Inc.	0.66	0.44
EMCOR Group, Inc.	0.61	0.39
	Average	Contribution
5 Lowest	Weight	To Return
Heska Corp.	0.62	-0.77
Pegasystems, Inc.	0.46	-0.83
Allegiant Travel Co.	0.84	-0.91
Endava PLC	1.60	-1.07
Hain Celestial Group, Inc.	1.41	-1.35

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2022 |	7

Segall Bryant & Hamill All Cap Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Ralph M. Segall, CFA, CIC Portfolio Manager

Suresh Rajagopal, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBRAX)	(19.23)%	9.68%	10.17%	—	9.98%	12/9/19
Institutional Class (SBHAX)	(19.21)%	9.71%	10.25%	—	10.10%	7/31/13
Russell 3000® Index	(19.21)%	7.07%	8.79%	—	10.73%

Retail Class Annual Expense Ratio (per the current prospectus) — Total: 0.83%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.87%, Net: 0.84%

Sector Allocation (as of 12/31/2022)

Information Technology	16.4%
Financials	15.9%
Health Care	15.7%
Consumer Discretionary	14.0%
Industrials	12.6%
Consumer Staples	7.7%
Energy	6.3%
Materials	4.4%
Communication Services	3.1%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

Microsoft Corp.	4.1%
Quanta Services, Inc.	3.6%
Alphabet, Inc.	3.2%
Reinsurance Group of America, Inc.	3.0%
UnitedHealth Group, Inc.	2.8%
Raytheon Technologies Corp.	2.8%
Chevron Corp.	2.8%
Visa, Inc.	2.6%
Globe Life, Inc.	2.5%
Novo Nordisk	2.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

8	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2022, the Segall Bryant & Hamill All Cap Fund returned -19.23% (Retail Class) compared to the Fund’s benchmark, the Russell 3000® Index’s -19.21% return. Security selection detracted from relative performance while sector allocation contributed, as did the Fund’s allocation to cash. As a reminder, a key element of the Fund’s strategy is to participate in all markets by investing in companies that we believe possess strong management teams, can generate High Return on Invested Capital (ROIC), and produce quality financial metrics (e.g., free cash flow growth, consistent earnings growth, and margin expansion).

Contributors to Return

At the sector level, the strategy’s best performing areas relative to the benchmark during the year were Consumer Discretionary, Financials, and Communication Services. Outperformance in the Consumer Discretionary sector was driven by favorable stock selection as the Fund held outperforming retail positions while also avoiding the negative performance of Tesla, Inc. (TSLA). Outperformance in Financials reflected an improvement in COVID-related mortality trends within life insurers Globe Life (GL) and Reinsurance Group of America, Inc. (RGA). Communication Services performance was aided by avoiding ownership in many sector names that underperformed during the year. These included Meta Platforms Inc. (META) and many other media companies tied to digital advertising that declined significantly during the year due to a weakening economy. At the individual stock level, Quanta Services, Inc. (PWR) outperformed as power grid and renewables spending continues to propel earnings growth and positive sentiment in shares. In addition, Chevron Corp. (CVX) saw outperformance as supportive commodity prices and disciplined spending drove strong cash returns at major energy companies during the year.

Detractors from Returns

Health Care, Information Technology, and Consumer Staples were the largest relative detractors on a sector level for the year. Health Care underperformance was linked to unfavorable stock selection as the Fund had positions that delivered weaker-than-anticipated earnings updates. Information Technology underperformance was tied to many of the Fund’s technology holdings underperforming throughout the year after significant outperformance during 2021. Specifically, rising rates had an outsized negative impact on many of the Fund’s software holdings and increasing concerns related to an inventory correction in semiconductor holdings weighed on results. Consumer Staples underperformance was due to unfavorable stock selection as the Fund held names that experienced a margin squeeze from a challenging cost environment and adverse operating conditions in China due to COVID. At the individual stock level, underperformance was driven by Alphabet, Inc. (GOOG) as difficult comparisons relative to 2021 and a pullback by advertisers in many categories significantly reduced growth. In addition, profitability was impacted more than expected due to continued headcount growth and investments in the cloud. Underperformance by Marvell Technology, Inc. (MRVL) was tied to concerns related to a semiconductor inventory correction and a slowdown in data center capex spending.

Outlook and Positioning

As we enter 2023, the focus of many investors is on assessing the durability of inflationary pressures and the intentions of the Federal Reserve with respect to interest rates. Determining the timing at the macro level and whether the U.S. enters a recession is nearly an impossible task. Fortunately for us, macro concerns are not a principal part of the selection process in our approach. A key aspect of our approach is to assess company-specific business models against the impact of a new regime of deglobalization, which we expect will reduce ROIC and free cash flow as the global economy is going to labor under building new supply chains and transitioning away from fossil fuels. Both are costly and inflationary and, as a result, company profits are likely to be hit much harder than consensus expectations. For example, we believe the reshoring of semiconductor supply chains should increase chip prices significantly due to rising inventory levels and diversifying suppliers. In addition, sluggish growth—or even a marked decline in inflation—could create negative operating leverage and result in lower margins. All that said, this will not stop us from buying stocks as they move into an attractive valuation range. It always has been, and will always remain, a market of stocks rather than a stock market. In our view, there will always be investments to make in companies with the right set of investment characteristics, priced at valuations that present an attractive opportunity to reach our long-term investment goals.

Thank you for your consideration and continued support.

Stock Performance (12/31/2021 to 12/31/2022)

	Average	Contribution
5 Highest	Weight	To Return
Quanta Services, Inc.	3.37	0.80
Chevron Corp.	2.36	0.79
McKesson Corp.	1.63	0.76
Reinsurance Group of America, Inc.	2.51	0.69
Novo Nordisk	0.57	0.57
	Average	Contribution
5 Lowest	Weight	To Return
Catalent, Inc.	1.53	-1.33
Zebra Technologies Corp.	1.67	-1.49
Amazon.com, Inc.	2.53	-1.62
Marvell Technology, Inc.	2.13	-1.77
Alphabet, Inc.	3.96	-1.80

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2022 |	9

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager

Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class* (SBHEX)	(16.17)%	(1.89)%	(1.52)%	1.15%	0.77%	6/30/14
Institutional Class** (SBEMX)	(16.08)%	(1.73)%	(1.33)%	1.34%	0.97%	6/30/11
MSCI Emerging Markets Index	(20.10)%	(2.69)%	(1.40)%	1.44%	0.85%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.86%, Net: 1.38%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.69%, Net: 1.23%

*	Formerly Class A.

**	Formerly Class I.
Sector Allocation (as of 12/31/2022)

Financials	22.6%
Information Technology	18.9%
Consumer Discretionary	14.1%
Communication Services	9.8%
Materials	8.7%
Consumer Staples	6.2%
Industrials	6.0%
Energy	5.2%
Health Care	3.9%
Utilities	3.0%
Real Estate	1.9%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

Taiwan Semiconductor Manufacturing Co., Ltd.	4.8%
Tencent Holdings, Ltd.	3.2%
Samsung Electronics Co., Ltd.	2.4%
Alibaba Group Holding, Ltd.	1.6%
Bank of China, Ltd.	1.4%
Fubon Finacial Holdings Co., Ltd.	1.3%
Vipshop Holdings, Ltd.	1.2%
China Construction Bank Corp.	1.2%
Vale S.A.	1.2%
China Tower Corp., Ltd.	1.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.38% and 1.23% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

10	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2022, the Segall Bryant & Hamill Emerging Markets Fund returned -16.17% (Retail Class) compared to the Fund’s benchmark, the MSCI Emerging Markets Index’s -20.09% return. The benchmark’s annual return was its worst since the 2008 financial crisis as concerns about higher inflation, supply chain disruptions, rising interest rates, and slowing global growth following the pandemic were exacerbated by Russia’s invasion of Ukraine in March. Regional performance within the benchmark was mixed as Latin America finished in positive territory while Europe, the Middle East, and Africa (EMEA) and Asia ended the year lower. Within Latin America, commodity exporting nations including Chile and Brazil benefited from sanctions imposed on Russia. Asia finished lower as China’s COVID restrictions, housing market troubles, and tensions with the U.S. increased uncertainty regarding global economic activity. China ended the year down and dragged on other Asian nations including Taiwan and Korea. EMEA was the worst-performing region as the trading of Russian securities was suspended and removed from the benchmark at no value, negatively impacting the benchmark’s return. Hungary and Poland were also a drag for the region over concerns about the war’s effect on Ukraine’s neighbors. Turkey notably ended the year as the best performing country in the benchmark as Turkish investors bought domestic stocks to hedge against the country’s high inflation. All 11 sectors in the benchmark ended the year lower. Information Technology was the worst performer as semiconductor stocks struggled due to weaker PC and smartphone demand. Utilities, a more defensive sector, and Financials, where earnings could benefit from higher interest rates, were the most resilient.

The Fund outperformed its benchmark for the second year in a row with positive security selection in Asia, EMEA, and Latin America. Within Asia, China and India were the top performers while Taiwan was modestly lower. Security selection in Saudi Arabia was the primary driver of positive returns in EMEA and South Africa also contributed. In Latin America, positive stock selection in Mexico and Brazil more than offset negative selection in Peru, Colombia, and Chile. At the sector level, stock selection in Financials, Communication Services, and Health Care added the most to relative returns. Consumer Discretionary and Industrials were the largest detractors.

Outlook and Positioning

Exiting the fiscal year, we are optimistic about the Fund’s performance potential as we look forward given the substantial discounts on certain key valuation measures. The Fund’s holdings at year end have an average price-to-earnings (P/E) ratio of 5.34x, a price-to-book (P/B) ratio of 0.86x, with a dividend yield (DY) of 5.93%. This compares favorably to the MSCI Emerging Markets Index, which at year end had a P/E of 10.93x, P/B of 1.57x and a DY of 3.33%. The strategy is even more attractively valued when viewed in contrast to what is currently observed in domestic U.S. markets, represented by the S&P 500® Index, which trades at 18.17x P/E, 3.84x P/B, and a DY of 1.73%.

Stock Performance (12/31/2021 to 12/31/2022)

	Average	Contribution
5 Highest	Weight	To Return
Vipshop Holdings Ltd.	0.29	0.64
Bank of Baroda	0.45	0.36
Grupo Comercial Chedraui S.A. de C.V.	0.38	0.34
Alinma Bank	0.15	0.28
Shandong Xinhua Pharmaceutical Co. Ltd.	0.18	0.26
	Average	Contribution
5 Lowest	Weight	To Return
Brilliance China Automotive Holdings Ltd.	0.72	-0.60
Gazprom PJSC	0.13	-0.67
Samsung Electronics Co., Ltd.	2.70	-0.92
Tencent Holdings Ltd.	2.97	-0.94
Taiwan Semiconductor Manufacturing Co., Ltd.	5.29	-2.29

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2022 |	11

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager

Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class* (SBHSX)	(13.31)%	(2.55)%	(3.89)%	4.31%	3.57%	6/30/14
Institutional Class** (SBSIX)	(13.19)%	(2.39)%	(3.70)%	4.52%	3.79%	5/31/11
MSCI EAFE Small Cap Index	(21.39)%	(0.93)%	(0.05)%	6.21%	4.92%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.36%, Net: 1.18%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.13%, Net: 1.03%

*	Formerly Class A.

**	Formerly Class I.
Sector Allocation (as of 12/31/2022)

Industrials	22.7%
Consumer Discretionary	12.2%
Financials	11.8%
Real Estate	10.4%
Materials	9.6%
Information Technology	9.3%
Health Care	6.8%
Consumer Staples	6.3%
Communication Services	3.5%
Energy	3.1%
Utilities	3.0%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

Incitec Pivot, Ltd.	1.2%
Galenica A.G.	1.2%
NRW Holdings, Ltd.	1.0%
D/S Norden A/S	1.0%
Bank of Georgia Group PLC	1.0%
Sojitz Corp.	1.0%
Helia Group, Ltd.	1.0%
TBC Bank Group PLC	0.9%
Betsson A.B.	0.9%
SANKYO Co., Ltd.	0.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.18% and 1.03% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Investing in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

12	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2022, the Segall Bryant & Hamill International Small Cap Fund returned -13.31% (Retail Class) compared to the Fund’s benchmark, the MSCI EAFE Small Cap Index, which returned -21.39%. The benchmark’s return was its worst annual return since the 2008 financial crisis as higher inflation driven by pandemic-related distortions and Russia’s invasion of Ukraine led to tighter monetary policies and increased recession fears from a slowdown in economic activity. After falling for the first three quarters of the year, stocks pared losses in the fourth quarter on optimism that inflation had peaked. During the year, the U.S. dollar strengthened versus the euro, pound, and yen as risk-off sentiment sent investors to the perceived safety of dollar assets. All four major benchmark regions ended lower led by the United Kingdom after newly elected prime minister Liz Truss announced a series of unfunded tax cuts that sent stocks and the pound tumbling. The chaos caused Truss to resign after six weeks and the reversal of many of her policies helped U.K. assets to stabilize. Europe also underperformed the broader market, led on the downside by Sweden and Germany, as investors worried that a gas and oil shortage would spark a major energy crisis. These concerns partially abated as the year ended due to warmer weather in the region. In the Far East, the region’s largest constituent, Australia, was the worst performer due in part to metal and mining companies falling on concerns of a global growth slowdown. Japan was the top performing region and ended the year 0.77% higher in local currency terms as the weaker yen benefited exporters. Ten of

11 sectors ended the year lower with the exception being Energy where coal companies gained from buyers seeking substitutes for Russian oil and gas.

The Fund outperformed its benchmark for the second year in a row with strong security selection in Europe, the Far East, the United Kingdom, and Japan. The Fund’s best relative performance within Europe came from Sweden, Norway, and Denmark, while in the Far East, Australia was the primary driver of positive returns. Stock selection was additive in nine of 11 sectors as Industrials, Financials, and Information Technology were the Fund’s top performers. Selection was modestly lower in Consumer Staples and Utilities.

Outlook and Positioning

Exiting the fiscal year, we are optimistic about the Fund’s performance potential as we look forward given the substantial discounts on certain key valuation measures. The Fund’s holdings at year end have an average price-to-earnings (P/E) ratio of 5.56x, a price-to-book (P/B) ratio of 0.85x, with a dividend yield (DY) of 5.63%. This compares favorably to the MSCI EAFE Small Cap Index which at year end had a P/E of 11.28x, P/B of 1.21x and a DY of 3.10%. The strategy is even more attractively valued when viewed in contrast to what is currently observed in domestic U.S. markets, represented by the Russell 2000® Index, which trades at 10.73x P/E, 1.94x P/B, and a DY of 1.49%.

Stock Performance (12/31/2021 to 12/31/2022)

	Average	Contribution
5 Highest	Weight	To Return
D/S Norden A/S	0.67	0.79
New Hope Corp. Ltd.	0.61	0.78
Bank of Georgia Group PLC	0.78	0.60
Whitehaven Coal Ltd.	0.47	0.56
Coronado Global Resources Inc.	0.83	0.52
	Average	Contribution
5 Lowest	Weight	To Return
Marks and Spencer Group PLC	0.45	-0.49
Computacenter PLC	0.98	-0.49
Getinge AB	0.48	-0.51
International Distributions Services PLC	0.39	-0.57
Vistry Group PLC	0.91	-0.63

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2022 |	13

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

John C. Fenley, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTIFX)	(33.89)%	0.89%	2.50%	4.42%	5.17%	12/15/99
Institutional Class (WIIFX)	(33.74)%	1.05%	2.66%	4.54%	5.22%	4/29/16
MSCI ACWI ex USA Small Cap Index	(19.97)%	1.07%	0.67%	5.24%	6.10%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.51%, Net: 1.25%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.36%, Net: 1.10%

Sector Allocation (as of 12/31/2022)

Industrials	33.4%
Information Technology	28.9%
Consumer Discretionary	19.6%
Financials	10.2%
Health Care	2.2%
Communication Services	1.9%
Consumer Staples	1.4%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

Brodrene A. & O. Johansen A/S	5.5%
Constellation Software, Inc.	5.3%
Epsilon Net S.A.	5.0%
GFL Environmental, Inc.	4.8%
PAX Global Technology, Ltd.	4.6%
Azimut Holdings S.p.A.	4.6%
Fluidra S.A.	4.4%
Evolution A.B.	4.1%
Topicus.com, Inc.	3.9%
Instalco A.B.	3.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% and 1.10% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

14	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2022, the Segall Bryant & Hamill Fundamental International Small Cap Fund returned -33.89% (Retail Class) compared to the Fund’s benchmark, the MSCI ACWI ex USA Small-Cap Index’s -19.97% return. Faced with an abundance of global macroeconomic risks and concerns, including high inflation, rapidly rising interest rates, the war in Ukraine, and the COVID lockdowns in China, to name but a few, global equity markets struggled throughout the year.

Equity valuation levels, especially for companies with high growth rates compressed under the surging U.S. dollar, which explained most of the Fund’s negative performance. In our view, there was a difference between the stock price performance of these companies and their operating performance, which continued to be strong. We attribute this to our strict adherence to identify fundamentally strong companies.

Contributors to Return

The Fund’s relative outperformance and underweighting in Communication Services and its lack of exposure to Real Estate contributed to annual performance relative to the benchmark. From a holdings level, U.K.-based Clipper Logistics PLC (CLG.LN) was a contributor to performance. As one of the U.K.’s leading retail logistics companies, Clipper transformed its business model to accommodate the fast-changing demands of ecommerce retailers. The acceleration of ecommerce transactions due to COVID continued to propel Clipper’s earnings which garnered the attention of potential suitors. During the year, GXO Logistics (GXO) agreed to acquire Clipper at a 32% premium to Clipper’s three-month weighted-average share price.

Hong Kong-listed PAX Global Technology, Ltd. (PAX) contributed to performance as well. PAX is one of the world’s largest electronic-funds-transfer at point-of-sale (EFT-POS) terminal providers with a focus on emerging markets like Brazil. In 2021, speculation arose that PAX terminals may have been used in cyberattacks. Shares had been under pressure despite a lack of evidence of such claims. Our independent research supported maintaining the Fund’s position in PAX shares and we saw the benefits of our patience throughout 2022.

Detractors from Return

The Fund’s relative underperformance and overweighting in Industrials and Consumer Discretionary detracted from the Fund’s performance relative to the benchmark. From a holdings level, U.K.-based Victoria PLC (VCP) was a detractor to performance. Victoria manufactures and distributes primarily carpet, underlay, and tiles mostly for the European residential market. This market is highly fragmented, and Victoria has been a leading consolidator. We believe that the shares have been overlooked given that it operates in a cyclical and capital-intensive industry. We also believe the potential for continued value creative acquisitions is largely misunderstood and should provide opportunity for growth despite the negative sentiment in the industry stemming from inflationary pressures and supply chain issues.

Global pet nutrition company, Swedencare A.B. (publ), also negatively affected the Fund’s performance. The company’s two main product families, ProDen PlaqueOff and NutriScience, are sold in over 50 countries. We believe Swedencare has a significant opportunity to continue increasing penetration of its products in current markets and to launch new and existing products into fast-growing markets such as China. During the year, Swedencare reported strong top-line results but disappointed investors with below-guidance organic growth. Management cited tough comparables and large clients reducing inventory levels. While consumer sentiment remains challenged, exiting the fiscal year, we believe in maintaining the Fund’s position in Swedencare.

Outlook and Positioning

As the macro environment is likely to remain challenging, we are focused on helping to ensure that the Fund has exposure to companies that we believe can continue to flourish even in such an environment. Earnings advances will be vulnerable as companies maneuver around inflationary pressures in the face of slowing growth. We invest in companies we believe offer visibility into future earnings, such as those with recurring revenue streams or those that supply into their customers’ non-discretionary budgets. We believe that quality has been underappreciated by the market and is attractive today. The market sell-off has been largely indiscriminate. Moving forward, we believe companies that continue to generate substantial free cash flow and compelling returns should perform well in a global economic slowdown.

Stock Performance (12/31/2021 to 12/31/2022)

	Average	Contribution
5 Highest	Weight	To Return
M&A Capital Partners Co. Ltd.	0.92	0.59
Epsilon Net S.A.	3.60	0.50
Azimut Holding S.p.A.	2.83	0.38
PAX Global Technology, Ltd.	3.34	0.38
Clipper Logistics PLC	1.59	0.34
	Average	Contribution
5 Lowest	Weight	To Return
Fluidra, S.A.	3.09	-2.18
Swedencare A.B.	1.48	-2.20
China MeiDong Auto Holdings Ltd.	2.03	-2.20
Instalco AB	3.27	-2.21
Victoria PLC	4.26	-3.24

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2022 |	15

Segall Bryant & Hamill Global All Cap Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Suresh Rajagopal, CFA Portfolio Manager

Ralph M. Segall, CFA, CIC Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	(18.68)%	1.75%	3.81%	7.30%	8.00%	6/1/88
Institutional Class (WIMVX)	(18.55)%	1.86%	3.95%	7.47%	8.07%	9/28/07
MSCI World Index	(18.14)%	4.94%	6.14%	8.85%	7.09%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.18%, Net: 0.89%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.17%, Net: 0.74%

Sector Allocation (as of 12/31/2022)

Information Technology	22.6%
Health Care	17.9%
Consumer Discretionary	13.3%
Financials	12.4%
Industrials	11.1%
Consumer Staples	8.1%
Energy	5.6%
Materials	4.5%
Communication Services	2.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

Microsoft Corp.	4.1%
Apple, Inc.	3.7%
Quanta Services, Inc.	3.1%
JPMorgan Chase & Co.	2.9%
Linde PLC	2.8%
Visa, Inc.	2.8%
Diageo PLC	2.8%
Alphabet, Inc.	2.6%
LVMH Moet Hennessy Louis Vuitton S.E.	2.5%
Aon PLC	2.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Please note that for longer term performance numbers, prior to April 29, 2016 the Fund was known as the Westcore Blue Chip Dividend Fund, prior to April 30, 2018 the Fund was known as the Westcore Global Large-Cap Dividend Fund, and prior to September 19, 2020 the Fund was known as the Segall Bryant & Hamill Global Large Cap Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

16	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2022, the Segall Bryant & Hamill Global All Cap Fund returned -18.68% (Retail Class) compared to the Fund’s benchmark, the MSCI World Index’s -18.14% return. For the year, security selection detracted from relative performance while sector allocation and cash contributed. The investment approach of the Fund is to participate in the global developed markets by investing in companies that we believe possess strong management teams, can generate High Return on Invested Capital (ROIC), and produce quality financial metrics (e.g., free cash flow growth, consistent earnings growth, and margin expansion).

Contributors to Return

At the sector level, the Fund’s best performing areas relative to the benchmark for the year were Consumer Discretionary, Communication Services, and Materials. Outperformance in the Consumer Discretionary sector was driven by favorable stock selection as the Fund held outperforming retail/apparel positions while also avoiding the negative performance of Tesla, Inc. (TSLA). Communication Services performance was aided by avoiding ownership in many sector names that underperformed during the year. These included Meta Platforms Inc., (META) and many other media companies tied to digital advertising that declined significantly during the year due to a weakening economy. Outperformance in Materials was due to gains at quality defensive growers Linde, PLC. (LIN) and Franco-Nevada Corp. (FNV) as both companies maintain idiosyncratic growth drivers in most macroeconomic scenarios. At the individual stock level, Quanta Services, Inc. (PWR) outperformed as power grid and renewables spending continues to propel earnings growth and positive sentiment in shares. In addition, McKesson Corp. (MCK) outperformed as it was rewarded for delivering consistent upside to investor expectations and provided exposure to an end market with resiliency through a volatile macroeconomic environment.

Detractors from Return

For the year, Health Care, Information Technology, and Financials were the largest relative detractors on a sector level. Health Care underperformance was attributable to stock selection as the Fund was invested in select life science services and health care facilities names which delivered disappointing earnings updates. In addition, the Fund was underweight large cap pharma which outperformed by a wide margin and the Fund did not have exposure for much of the year. Information Technology underperformance was tied to many of the technology holdings underperforming throughout the year after significant outperformance during 2021. Specifically, rising rates had an outsized negative impact on many of the Fund’s software holdings and increasing concerns related to an inventory correction in semiconductor holdings weighed on results. Financials underperformed as declining equity market values were a headwind to fundamentals and sentiment for capital-markets-oriented securities. At the individual stock level, underperformance by Marvell Technology, Inc. (MRVL) was tied to concerns related to a semiconductor inventory correction and a slowdown in data center capex spending. In addition, underperformance was driven by Alphabet, Inc. (GOOG) as difficult comparisons relative to 2021 and a pullback by advertisers in many categories significantly reduced growth. Profitability was also impacted more than expected due to continued headcount growth and investments in the cloud.

Outlook and Positioning

As we enter 2023, the focus of many investors is on assessing the durability of inflationary pressures and the intentions of the Federal Reserve with respect to interest rates. Determining the timing at the macro level and whether we enter a global recession is nearly an impossible task. Fortunately for us, macro concerns are not a principal part of the selection process in our approach. A key aspect of our approach is to assess company-specific business models against the impact of a new regime of deglobalization, which we expect will reduce ROIC and free cash flow as the global economy is going to labor under building new supply chains and transitioning away from fossil fuels. Both are costly and inflationary and as a result, company profits are likely to be hit much harder than consensus expectations. For example, we believe the reshoring of semiconductor supply chains should increase chip prices significantly due to rising inventory levels and diversifying suppliers. In addition, sluggish growth—or even a marked decline in inflation—could create negative operating leverage and result in lower margins. All that said, this will not stop us from buying stocks as they move into an attractive valuation range. It always has been, and will always remain, a market of stocks rather than a stock market. In our view, there will always be investments to make in companies with the right set of investment characteristics, priced at valuations that present an attractive opportunity to reach our long-term investment goals.

Thank you for your consideration and continued support.

Stock Performance (12/31/2021 to 12/31/2022)

	Average	Contribution
5 Highest	Weight	To Return
Quanta Services, Inc.	2.82	0.72
McKesson Corp.	1.49	0.58
Chevron Corp.	1.55	0.56
Globe Life, Inc.	2.27	0.55
Reinsurance Group of America, Inc.	1.67	0.47
	Average	Contribution
5 Lowest	Weight	To Return
Apple, Inc.	2.31	-1.07
Microsoft Corp.	4.33	-1.30
Amazon.com, Inc.	2.12	-1.35
Alphabet, Inc.	3.17	-1.44
Marvell Technology, Inc.	2.07	-1.69

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2022 |	17

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fund Management

Suresh Rajagopal, CFA Portfolio Manager	John N. Roberts, Esq. Portfolio Manager
William J. Barritt, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WEQRX)	(21.11)%	2.06%	5.87%	8.65%	8.41%	6/1/88
Institutional Class (WEQIX)	(20.95)%	2.18%	6.03%	8.86%	8.50%	9/28/07
Russell 1000® Index	(19.13)%	7.35%	9.13%	12.37%	10.41%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.28%, Net: 0.89%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.26%, Net: 0.74%

Sector Allocation (as of 12/31/2022)

Information Technology	25.2%
Health Care	17.7%
Industrials	11.6%
Financials	11.4%
Consumer Discretionary	9.1%
Consumer Staples	6.1%
Communication Services	5.7%
Energy	5.6%
Real Estate	3.4%
Materials	1.8%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

Microsoft Corp.	5.1%
Apple, Inc.	4.8%
Alphabet, Inc.	3.8%
UnitedHealth Group, Inc.	3.4%
Raytheon Technologies Corp.	3.1%
Visa, Inc.	3.1%
Chevron Corp.	2.9%
ConocoPhillips	2.8%
JPMorgan Chase & Co.	2.4%
Danaher Corp.	2.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Please note that for the longer term performance numbers, prior to April 29, 2016 the Fund was known as the Westcore Growth Fund, prior to April 30, 2018, the Fund was known as the Westcore Large Cap Dividend Fund, and prior to May 1, 2019 the Fund was known as the Segall Bryant & Hamill Large Cap Dividend Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

18	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2022, the Segall Bryant & Hamill Workplace Equality Fund returned -21.11% (Retail Class) compared to the Fund’s benchmark, the Russell 1000® Index’s -19.13% return. For the year, security selection detracted from relative performance while sector and cash allocations contributed to returns. As a reminder, a key element of the Fund’s strategy is to invest in companies that we believe maintain progressive and inclusionary human resource policies, whereby diversity is embraced. The universe of investable names includes companies with a commitment to providing equal treatment to employees regardless of sexual orientation, gender identity or expression, or race. Within the universe, we focus on companies that we believe possess strong management teams, can generate High Return on Invested Capital (ROIC), and produce quality financial metrics (e.g., free cash flow growth, consistent earnings growth, and margin expansion).

Contributors to Return

At the sector level, the Fund’s best performing areas relative to the benchmark during the year were Consumer Discretionary, Communication Services, and Industrials. Within Consumer Discretionary, outperformance was attributable to favorable stock selection as the Fund was invested in high quality brands and retailers such as Dollar General Corp. (DG) while also avoiding the negative performance of Tesla, Inc. (TSLA). Communication Services performance was aided by avoiding ownership in many sector names that underperformed during the year. These included Meta Platforms Inc., (META) and many other media companies tied to digital advertising that declined significantly during the year due to a weakening economy. Industrials outperformed as the Fund was overweight the sector and strong gains from Deere & Co. (DE) and Raytheon Technologies Corp. (RTX) drove most of the outperformance. Both companies have exposure to above average growth markets (agriculture, commercial aerospace, and defense) that investors favored in the year’s mixed macroeconomic environment. At the individual stock level, Chevron Corp. (CVX) outperformed as supportive commodity prices and disciplined spending drove strong cash returns at major energy companies during the year. In addition, McKesson Corp. (MCK) was rewarded as the company delivered consistent upside to investor expectations and provided exposure to an end market with resiliency through a volatile macroeconomic environment.

Detractors from Returns

Information Technology, Consumer Staples, and Health Care were the largest relative detractors on a sector level for the year. Information Technology underperformance was tied to many of the Fund technology holdings underperforming throughout the year after significant outperformance during 2021. Specifically, rising rates had an outsized negative impact on many of the Fund’s software holdings and increasing concerns related to an inventory correction in semiconductor holdings weighed on results. Consumer Staples underperformance was attributable to unfavorable stock selection as the Fund held names that experienced a margin squeeze from a challenging cost environment and adverse operating conditions in China due to COVID. Health Care underperformance was attributable to unfavorable stock selection as the Fund was invested in select life science services and animal health names which experienced multiple compression. In addition, underperformance in Health Care was due to being underweight in large cap pharma which posted strong returns for the year. At the individual stock level, underperformance was driven by Alphabet, Inc. (GOOG) as difficult comparisons relative to 2021 and a pullback by advertisers in many categories significantly reduced growth. Profitability was also impacted more than expected due to continued headcount growth and investments in the cloud. Amazon.com, Inc. (AMZN) continues to see increasing macro pressure across both its retail and Amazon Web Services (AWS) segments. Inflation, fuel prices, and rising energy costs have all had a negative impact on sales growth and operating income.

Outlook and Positioning

As we enter 2023, the focus of many investors is on assessing the durability of inflationary pressures and the intentions of the Federal Reserve with respect to interest rates. Determining the timing at the macro level and whether the U.S. enters a recession is nearly an impossible task. Fortunately for us, macro concerns are not a principal part of the selection process in our approach. A key aspect of our approach is to assess company-specific business models against the impact of a new regime of deglobalization, which we expect will reduce ROIC and free cash flow as the global economy is going to labor under building new supply chains and transitioning away from fossil fuels. Both are costly and inflationary and as a result, company profits are likely to be hit much harder than consensus expectations. For example, we believe the reshoring of semiconductor supply chains should increase chip prices significantly due to rising inventory levels and diversifying suppliers. In addition, sluggish growth—or even a marked decline in inflation—could create negative operating leverage and result in lower margins. All that said, this will not stop us from buying stocks as they move into an attractive valuation range. It always has been, and will always remain, a market of stocks rather than a stock market. In our view, there will always be investments to make in companies with the right set of investment characteristics, priced at valuations that present an attractive opportunity to reach our long-term investment goals.

Thank you for your consideration and continued support.

Stock Performance (12/31/2021 to 12/31/2022)

	Average	Contribution
5 Highest	Weight	To Return
Chevron Corp.	2.32	0.82
McKesson Corp.	1.89	0.75
ConocoPhillips	2.16	0.64
Reinsurance Group of America, Inc.	1.92	0.53
Raytheon Technologies Corp.	2.63	0.40
	Average	Contribution
5 Lowest	Weight	To Return
Apple, Inc.	3.03	-1.31
NVIDIA Corp.	1.40	-1.35
Microsoft Corp.	5.27	-1.50
Amazon.com, Inc.	3.02	-1.94
Alphabet, Inc.	4.68	-2.09

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2022 |	19

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to provide current income and competitive total return.

Fund Management

James D. Dadura, CFA Portfolio Manager

Gregory C. Hosbein, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (SBHPX)	(2.07)%	(0.10)%	—	—	0.85%	4.37%	12/14/18
Institutional Class (SBAPX)	(1.98)%	0.04%	—	—	0.96%	4.48%	12/14/18
Bloomberg U.S. Government/ Credit 1-3 Year Index	(3.69)%	(0.32)%	—	—	0.87%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.80%, Net: 0.49%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.68%, Net: 0.40%

Sector Allocation (as of 12/31/2022)

Industrial	57.9%
Utility	17.0%
U.S. Treasury Bonds & Notes	13.7%
Finance	5.1%
Municipal Bonds	2.2%
Commercial Mortgage-Backed Securities	1.1%

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Corporate Holdings (as of 12/31/2022)

Delta Air Lines Pass Thru Trust	2.2%
JPMorgan Chase & Co.	2.0%
Pacific Gas & Electric Co.	2.0%
Quanta Services, Inc.	2.0%
Evergy, Inc.	2.0%
Avery Dennison Corp.	2.0%
Williams Partners LP	2.0%
General Motors Financial Co., Inc.	2.0%
Martin Marietta Materials, Inc.	2.0%
AutoNation, Inc.	2.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.24% for the Retail Class and 3.79% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.49% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Fixed Income Risks: Fixed income Funds invest in bonds which entails interest rate risk and credit risk.

20	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview

Like the rest of the fixed income market, the segment of the market with the shortest maturities was not immune to the across-the-board increase in interest rates in 2022. The Federal Reserve’s (Fed) interest rate hikes had a pronounced effect on short-term interest rates: 1-year maturity Treasury yields rose to 4.69% from 0.38%, 2-year maturity Treasury yields rose to 4.43% from 0.73%, and 3-year maturity Treasury yields rose to 4.22% from 0.96%.

Although the market rallied in the fourth quarter, this comeback was small comfort as the bond market ended the calendar year with one of its worst returns in history. While corporate spreads narrowed in the fourth quarter from elevated levels, Treasuries outperformed credit for the year as investors worried that the tighter monetary policy would lead to a weaker economic environment.

Fund Performance

The Segall Bryant & Hamill Short Term Plus Fund returned -2.07% (Retail Class) for 2022 compared to a return of -3.69% for its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index. The most significant drivers of the Fund’s relative performance during this period were security selection and duration. In the corporate credit sector, the Fund’s corporate bonds outperformed the benchmark. Also helping relative performance was a shorter duration. The Fund averaged 1.3 years over this period, shorter than the 1.9 years for the benchmark. This helped relative returns as 1- to 3-year Treasury yields rose during the year.

Outlook and Positioning

The bond market, particularly those securities with maturities three years and less, is in a significantly healthier position going into 2023. Shorter maturity bonds currently offer yields above their stated duration. For example, at year end, the yield on the Bloomberg U.S. Government/Credit 1-3 Year Index was 4.7% and the duration was 1.9 years. This yield “cushion” provides investors some return protection should interest rates increase.

Higher interest rates and increased volatility are creating pockets of opportunities for fixed income investors. Exiting the fiscal year, the Fund continues to emphasize liquidity and remains overweight the 0-1 year part of the yield curve relative to the benchmark. This positioning helps provide liquidity to capture future opportunities in an investment landscape characterized by yield levels the market has not experienced in over a decade. Entering 2023, the duration of the Fund’s holdings remains shorter than the benchmark. This positioning reflects our expectation that the Fed will need to continue raising interest rates in its effort to slow the economy and drive down inflationary pressures. The Fund’s high yield exposure remains below historical average (approximately 4% at year-end). Within the corporate sector, as of year-end, the Fund was overweight Industrial and Utility corporate securities, and underweight Financials. Entering 2023, we continue to emphasize higher yielding securities that we believe are higher quality securities overlooked by other investors.

Annual Report | December 31, 2022 |	21

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term total rate of return consistent with preservation of capital.

Fund Management

Troy A. Johnson, CFA Portfolio Manager	Darren G. Hewitson, CFA Portfolio Manager
Gregory M. Shea, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTIBX)	(13.13)%	(2.15)%	0.35%	1.47%	5.20%	4.68%	6/1/88
Institutional Class (WIIBX)	(12.95)%	(1.98)%	0.52%	1.64%	5.27%	4.84%	9/28/07
Bloomberg U.S. Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%	5.43%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.67%, Net: 0.55%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.51%, Net: 0.40%

Sector Allocation (as of 12/31/2022)

Industrial	32.4%
Mortgage-Backed Securities Passthrough	26.1%
U.S. Treasury Bonds & Notes	12.7%
Finance	9.7%
Municipal Bonds	8.5%
Utility	4.9%
Asset Backed Securities	3.2%
Residential Mortgage-Backed Securities	0.3%

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Corporate Holdings (as of 12/31/2022)

SBA Tower Trust	1.4%
American Airlines, Inc.	1.3%
Wells Fargo & Co.	1.3%
JPMorgan Chase & Co.	1.3%
Quanta Services, Inc.	1.0%
Occidental Petroleum Corp.	1.0%
Masco Corp.	0.9%
Bank of America Corp.	0.9%
Tennessee Gas Pipeline Co. LLC	0.9%
Virginia Electric & Power Co.	0.9%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.63% for the Retail Class and 4.77% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Segall Bryant & Hamill Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

22	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview

The bond market ended the year with its best quarterly return in over two years. The Bloomberg U.S. Aggregate Bond Index (the Agg) was up 1.87% and high yield (HY) bonds returned over 4% in the fourth quarter. While this comeback was welcome relief, the bond market ended 2022 with some of the worst returns in history.

By any measure, 2022 was an outlier. The Agg declined by 13.01%, the previous worst-ever mark being -2.92% in 1994. The decline in high yield of over 11% was the second worst in history. Long-duration assets were among the worst performers for the year, as long Treasuries lost 33% and long corporates lost 26%. After a remarkable year of rate hikes, the Federal Reserve (Fed) ended the year with an overnight Fed Funds rate range of 4.25%-4.5%, after starting the year at 0-0.25%.

Corporate bond spreads tightened across every investment grade (IG) sector in the final quarter of the year but were significantly wider through 2022. Similarly in high yield, the market saw some reprieve in the fourth quarter, as spreads tightened in almost every sector, but calendar year returns remained significantly negative in both absolute and excess return terms. Default rates remained at historically low levels, reflective of healthy corporate fundamentals. While mortgage-backed securities (MBS) posted their best quarter since early 2020, full-year returns were the worst in history by a wide margin.

Fund Performance

The Segall Bryant & Hamill Plus Bond Fund returned -13.13% (Retail Class) for the year versus -13.01% for the Bloomberg U.S. Aggregate Bond Index. In relative terms, the Fund benefitted from a modestly short duration position as interest rates rose across the yield curve. Given a backdrop of strong corporate fundamentals, the Fund remained overweighted to corporate credit, including high yield securities, through the year. This resulted in an income advantage over the benchmark, further aided by the shorter average duration of the Fund’s corporate bonds in an inverted yield curve environment.

The overweighted allocation to corporate bonds was detrimental to relative returns although the Fund’s corporate bonds outperformed those in the benchmark due to their lower spread duration. High yield holdings outperformed investment grade; our stance has been that the Fund’s short duration high yield securities allow for yield pickup without exposing the Fund to interest rate or credit spread volatility further out the yield curve. An underweighted allocation to mortgage-backed securities (MBS) was also beneficial as the sector struggled amid volatile interest rates, along with slower prepayment speeds amid the housing slowdown.

Outlook and Positioning

The fixed income market enters the new year with support for both bullish and bearish views. Fed officials have been consistent in their “higher-for-longer” message regarding the most likely path for rates in 2023. Exiting the fiscal year, estimates of the peak Fed Funds rate were around 5.0%, implying two more quarter-point hikes before pausing. The market has seemed to rally at every hint of a Fed pause or taper, and Fed officials have been consistent in tamping down such optimism. The Fed’s efforts in fighting inflationary pressures will likely remain a major driver of market performance in 2023. That said, the fixed income market enters the new year with more of a yield cushion than existed this time one year ago, and we believe that will be a moderating factor to any further potential rate increases.

Heading into 2023, the Fund remains overweight corporate bonds relative to the benchmark. While we have been adding to its MBS exposure, as of December 31, 2022, the Fund remains underweight this asset class versus the benchmark. Recent prevailing 30-year mortgage rates peaked around 7.35% in early November, and while they have since fallen to around 6.60% as of December 31, 2022, prepayment risk on MBS pools remains low, which prompted us to moderately increase the Fund’s exposure. As of December 31, 2022, the Fund maintains exposure to taxable municipal bonds based on our view that municipal bond fundamentals are strong and offer a compelling yield for the level of risk.

As global markets grapple with mixed economic signals, we expect volatility in the fixed income market to remain high. Higher interest rates continue to create pockets of opportunity for fixed income investors. For the first time in years, the “cushion” that yield can provide gives us comfort about the prospect for returns from the asset class as we move into 2023.

Annual Report | December 31, 2022 |	23

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks to achieve long-term total rate of return consistent with preservation of capital.

Fund Management

Troy A. Johnson, CFA Portfolio Manager

Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTLTX)	(9.75)%	(0.04)%	1.85%	3.53%	6.59%	6.86%	6/1/88
Institutional Class (WILTX)	(9.51)%	0.14%	2.02%	3.71%	6.66%	7.01%	9/28/07
Bloomberg U.S. High Yield 2% Issuer Capped Index	(11.19)%	0.03%	2.30%	4.03%	N/A
Bloomberg U.S. Corporate High Yield Ba Index	(10.80)%	0.93%	2.99%	4.39%	7.82%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.88%, Net: 0.85%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.76%, Net: 0.70%

Sector Allocation (as of 12/31/2022)

Industrial	79.6%
Finance	13.3%
Utility	5.2%

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

Occidental Petroleum Corp.	3.0%
PDC Energy, Inc.	2.9%
IIP Operating Parternship LP	2.6%
Provident Funding Associates LP/PFG Finance Corp.	2.6%
Goodyear Tire & Rubber Co.	2.4%
KB Home	2.4%
VICI Properties LP	2.3%
Vistra Operations Co. LLC	2.3%
MPT Operating Partnership LP/MPT Finance Corp.	2.2%
ATS Automotive Tooling Systems, Inc.	2.2%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 6.76% for the Retail Class and 6.84% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% and 0.70% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Segall Bryant & Hamill Quality High Yield Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entail interest rate risk and credit risk.

24	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview

The bond market ended the year with its best quarterly return in over two years. The Bloomberg U.S. Aggregate Bond Index (the Agg) was up 1.87% and high yield (HY) bonds returned 4.17%. While this comeback was welcome relief, the bond market ended the calendar year with some of the worst returns in history.

By any measure, 2022 was a remarkable outlier. The Agg declined by 13.01%, the previous worst-ever mark being -2.92% in 1994. The decline in high yield of 11.19% was the second worst in history. Long-duration assets were among the worst performers for the year, as long Treasuries lost 33% and long corporates lost 26%. For the full year, CCCs (-16.29%) underperformed the broader high yield market, while BB (-10.80%) and B (-10.26%) ratings categories outperformed. The HY default rate ticked slightly higher during the year to 1.6% but remains quite low versus historical standards. While every sector within HY widened over the course of the year, the least amount of widening occurred in the Energy and Utilities sectors.

Fund Performance

The Segall Bryant & Hamill Quality High Yield Fund (Retail Class) returned -9.75% for the year versus -11.18% for its benchmark, the Bloomberg U.S. High Yield 2% Issuer Capped Index. The Fund’s relative performance in 2022 was driven by our credit selection, which centers around stress testing individual issuers’ cash flows— which helps our team to understand the issuer’s ability to service its debt not only in good times but also during tough periods.

Regarding credit quality, the Fund’s quality bias and focus on capital preservation typically drive an overweight to BBB and BB rated securities, with an underweight to B and CCC rated issues. For the year, higher quality outperformed with rating category returns as follows: -9.79% for intermediate BBBs, -10.80% for BBs, -10.26% for Bs, and -16.29% for CCCs. The Fund’s duration was relatively in line with its benchmark, resulting in a negligible impact to relative performance for the year. However, the yield on the 5-year U.S. Treasury (which carries a duration of 4.4 years as of year-end 2022 and is most closely matched to the overall U.S. HY market) increased from 1.26% at the beginning of the year to 4.00% (i.e., up 274 basis points) at year end which significantly impacted the Fund’s absolute return during 2022.

Outlook and Positioning

The fixed income market enters 2023 with support for both bullish and bearish views. Fed officials have been consistent in their “higher-for-longer” message regarding the most likely path for rates in 2023. Exiting the fiscal year, estimates of the peak Fed Funds rate are around 5.0%, implying two more quarter-point hikes before pausing. The market has seemed to rally at every hint of a Fed pause or taper, and Fed officials have been consistent in tamping down such optimism. The Fed’s efforts in fighting inflationary pressures will likely remain a major driver of market performance in 2023. That said, the fixed income market enters the new year with more of a yield cushion than existed this time one year ago, and that will be a moderating factor to any further potential rate increases.

We remain constructive on high yield bonds as the global markets grapple with mixed economic signals. While we expect volatility to remain high, at fiscal year-end corporate fundamentals remained resilient and default rates sat near historic lows. Higher yields and lower dollar prices are in a more favorable position for high yield investors compared to a year ago. At approximately 9.0% yield, current levels of high yield bonds are more than double where we entered 2022 (4.2%). The average bond price is lower as well ($86.20 versus $103.50). Lower bond prices generally provide more total return opportunity for investors as well as downside protection.

Exiting 2022, our inherent quality bias is represented currently in the Fund by an overweight to BBB and BB rated securities along with an underweight to B and CCC rated securities. This Fund’s composition is driven by our independent, bottom-up fundamental analysis, which includes stress testing each issuer. Entering 2023, the Fund remains invested in what we believe to be several “rising-star” candidates. These are high yield issuers that are exhibiting improving credit quality characteristics which we feel will transition to an investment grade credit rating. As of December 31, 2022, the Fund continues to carry a duration that is relatively in line with the Bloomberg U.S. High Yield 2% Issuer Capped Index.

Although no market participant is immune in volatile markets, we believe our approach, which has always favored securities that we consider high quality, may provide some degree of relative protection against market downturns over time.

Annual Report | December 31, 2022 |	25

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks income exempt from Federal income taxes.

Fund Management

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTTAX)	(11.25)%	(0.97)%	1.04%	—	2.46%	3.15%	12/16/16
Institutional Class (WITAX)	(11.11)%	(0.81)%	1.19%	—	2.63%	3.29%	12/16/16
Bloomberg U.S. 1-15 Year Municipal Bond Index	(5.95)%	(0.22)%	1.44%	—	2.02%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.74%, Net: 0.65%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.57%, Net: 0.50%

Sector Allocation (as of 12/31/2022)

Revenue	64.8%
Variable Rate Demand Note	9.3%
U.S. Treasury Bills	7.8%
General Obligation	7.5%
Local Authority	6.4%
Corporate Bonds	3.7%
Bond Anticipation Note	1.5%
Prerefunded	1.0%
Certificate Participation	0.0%

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

City of Whiting Indiana Environmental Facilities	5.1%
Washington State Economic Development Finance Authority	4.2%
Oregon State Housing & Community Services Department	3.8%
IMPI 3 LLC	3.7%
Virginia Small Business Financing Authority	3.5%
New York State Housing Finance Agency	3.4%
Clark City Nevada Jet Aviation Fuel Tax	2.9%
Indiana Finance Authority Environmental Refunding	2.8%
Arizona Health Facilities	2.4%
San Diego County Regional Airport Authority	2.4%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 3.13% for the Retail Class and 3.18% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax.

Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

26	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview

By any measure, 2022 was a remarkable outlier for the fixed income market. The Bloomberg U.S. Aggregate Bond Index (the Agg) returned -13.01%, the previous worst-ever mark being -2.92% in 1994. The decline in high yield of over -11% was the second worst in history. Given the magnitude of rate increases implemented by the Federal Reserve (Fed) over the year, it is no surprise that long-duration assets were among the worst performers for the year, with long Treasuries losing 33% and long corporates losing 26%. Looking ahead, the Fed’s work is not over, and the market is currently pricing in two more quarter-point rate hikes. Recent Fed speakers have emphasized the “higher rates for longer” message, and most economists believe the economy will enter something resembling a recession in 2023. That said, the fixed income market enters the new year with more of a yield cushion than existed this time one year ago, and this may be a moderating factor to any further potential rate increases.

The municipal market ended up being the cleanest dirty shirt in the fixed income market in 2022. This was driven by a strong rally that started in November and continued through the end of the year. We have watched in amazement as municipal AAA ratios (i.e., the yield on an index of AAA-rated municipal bonds vs. the yield on the equivalent Treasury notes) have gone from fair to rich to levels that seem exuberant. We believe there are two reasons for the disconnect between the AAA scale and municipal indices’ performance relative to the broader market. The first reason is that we have continued to see large inflows into low fee products tied to an index. The second reason is due to the underlying construct of municipal market indices, some of which poorly represent the overall market in our opinion. For context, the Bloomberg U.S. Aggregate Municipal Bond Index represents approximately 6% of the total municipal debt outstanding which we believe makes it the most poorly representative index that exists for any market. The growth of passive products and ETFs directly tied to indexes has created a somewhat vicious cycle during periods of inflows. Large inflows continue to go to products that are chasing a very small subset of bonds. We believe this trend will only continue to grow in the years to come as some investors seek a cheaper and easier way to invest compared to an approach we believe may better serve them in the long-term; one based on diligent research aimed at understanding an underlying market and finding attractive individual municipal bond to invest in.

Fund Performance

For 2022, the Segall Bryant & Hamill Municipal Opportunities Fund (Retail Class) returned -11.25% (Retail Class) versus -5.95% for the benchmark, the Bloomberg U.S. 1-15 Year Municipal Bond Index. The Fund’s underperformance was driven by several factors with the largest being the extension of short callable bonds into long duration assets as rates rose. Our decision to exit a number of these positions before the rally that began in November also detracted from the Fund’s relative performance. We stand by our decision to sell these positions even though the timing was less than ideal. As a silver lining, however, the Fund accrued a significant tax loss cushion, and we believe market dynamics continue to shift in favor of the strategy employed by the Fund.

Outlook and Positioning

Looking back on 2022, we were disappointed with the Fund’s performance for the year. While we went into the year prepared for a slowly rising yield environment, what occurred was the fastest and largest rise in rates ever seen. As we look forward to 2023, we remain steadfast in our belief that the Fund’s investment approach is the best way to allocate capital in the municipal market, particularly given the complexity of its underlying dynamics.

We have done a large restructuring of the Fund heading into 2023 and are hopeful we have seen the worst of negative price movements for this cycle. The most material change in positioning was in the structure of bonds in which the Fund invests. We have moved away from the short call, negative convexity bonds that performed well in a low interest rate, low volatility environment to bonds which do not have, or have only limited, extension risk. We believe we will be entering a cycle in which credit risks will intensify and have positioned the Fund to take advantage of this by moving up in credit quality. While short and abrupt rallies and selloffs may still occur, and volatility will certainly persist, we believe we have positioned the Fund to successfully navigate this environment in 2023 and beyond.

Annual Report | December 31, 2022 |	27

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
December 31, 2022 (Unaudited)

Investment Objective

The Fund seeks income exempt from both federal and Colorado state personal income taxes.

Fund Management

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTCOX)	(10.64)%	(1.47)%	0.54%	1.51%	3.94%	2.81%	6/1/91
Institutional Class (WICOX)	(10.55)%	(1.32)%	0.66%	1.60%	3.97%	3.00%	4/29/16
Bloomberg U.S. 1-15 Year Municipal Bond Index	(5.95)%	(0.22)%	1.44%	1.95%	N/A

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.68%, Net: 0.65%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.52%, Net: 0.50%

Sector Allocation (as of 12/31/2022)

Variable Rate Demand Note	30.7%
Revenue	30.0%
General Obligation	17.4%
Certificate Participation	13.3%
Local Authority	4.3%
Prerefunded	1.3%

Percentages are based on Total Net Assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/2022)

Colorado Health Facilities Authority	7.9%
City of Colorado Springs Colorado Utilities System	6.7%
Colorado Health Facilities Authority	5.7%
Denver Colorado City & County Airport System	3.9%
City of Colorado Springs Colorado Utilities System	3.0%
University of Colorado Hospital Authority	2.5%
Colorado Health Facilities Authority	2.3%
Rampart Range Colorado Metropolitan District No. 1	2.2%
Berthoud Colorado COP	2.1%
Crested Butte Colorado Fire Protection District	1.6%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.80% for the Retail Class and 2.96% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2023, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Segall Bryant & Hamill Colorado Tax Free Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax.

Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

28	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
December 31, 2022 (Unaudited)

Manager Commentary

Market Overview

By any measure, 2022 was a remarkable outlier for the fixed income market. The Bloomberg U.S. Aggregate Bond Index (the Agg) returned -13.01%, the previous worst-ever mark being -2.92% in 1994. The decline in high yield of over -11% was the second worst in history. Given the magnitude of rate increases implemented by the Federal Reserve (Fed) over the year, it is no surprise that long-duration assets were among the worst performers for the year, with long Treasuries losing 33% and long corporates losing 26%. Given the increase in rates in 2022 and the expectation for at least a few rate hikes in 2023, the fixed income market enters the new year with more of a yield cushion than existed this time one year ago, and this will be a moderating factor to any further potential rate increases.

The municipal market ended up being the cleanest dirty shirt in the fixed income market in 2022. This was driven by a strong rally that started in November and continued through the end of the year. We have watched in amazement as municipal AAA ratios (i.e., the yield on an index of AAA-rated municipal bonds vs. the yield on the equivalent Treasury notes) have gone from fair to rich to levels that seem exuberant. We believe there are two reasons for the disconnect between the AAA scale and municipal indices’ performance relative to the broader market. The first reason is that we have continued to see large inflows into low fee products tied to an index. The second reason is due to the underlying construct of municipal market indices, some of which poorly represent the overall market in our opinion.

During 2022, Colorado’s (CO) municipal market continued to experience many positives from a credit standpoint. We continued to see positive demographic trends and job creation and business relocations across the state. We have also seen the rise of the cost of living and the stress on the underlying infrastructure of the state due to growth, especially around transportation. These are problems that are not easily or quickly solved, and we believe they could dampen growth going forward.

Fund Performance

For 2022, the Segall Bryant & Hamill Colorado Tax Free Fund returned -10.64% (Retail Class) compared to a return of -5.95% for the benchmark, the Bloomberg U.S. 1-15 Year Municipal Bond Index. The Fund’s underperformance was driven by several factors with the largest being the adverse price behavior that callable bonds (of which the Fund held a considerable amount) exhibit in rising interest rate environments. Looking back on 2022, we were disappointed with the Fund’s performance for the year. While we went into the year prepared for a slowly rising yield environment, what occurred was the fastest and largest rise in rates ever seen. As we look forward, we remain steadfast in our belief that the Fund’s investment approach is the best way to allocate capital in the Colorado municipal market, particularly given the complexity of its underlying dynamics.

Outlook and Positioning

Colorado demographics and fundamentals remain exceptionally strong relative to most places in the United States. One concern worth highlighting is housing in Colorado. The state and major metro areas have ranked at the top of many lists for price increases and new construction, among other things. The future of housing across the country and in Colorado is complicated and it appears housing will face some headwinds. We have turned negative on many new developments that are not 50-75% built out as we believe new build projects are at risk. How these headwinds impact broader credits in the state is yet to be seen and we will keep this in mind when allocating capital.

We have done a large restructuring of the Fund heading into 2023 and are hopeful we have seen the worst of negative price movements for this cycle. The most material change in positioning was in the structure of bonds in which the Fund invests. We have moved away from the short call, negative convexity bonds that performed well in a low interest rate, low volatility environment to bonds which do not have, or have only limited, extension risk. We believe we will be entering a cycle in which credit risks will intensify and have positioned the Fund to take advantage of this by moving up in credit quality. And, in the process, the Fund has accrued a considerable tax loss cushion. While short and abrupt rallies and selloffs may still occur, and volatility will certainly persist, we believe we have positioned the Fund to successfully navigate this environment in 2023 and beyond.

Annual Report | December 31, 2022 |	29

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2022 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2022 and held until December 31, 2022.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2022 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense	Expenses Paid
	July 1, 2022	December 31, 2022	Ratio(a)	During Period(b)
Segall Bryant & Hamill Small Cap Value Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,032.80	1.08%	$5.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.76	1.08%	$5.50
Institutional
Based on Actual Fund Return	$1,000.00	$1,033.80	0.95%	$4.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
Segall Bryant & Hamill Small Cap Growth Fund
Retail
Based on Actual Fund Return	$1,000.00	$993.60	1.05%	$5.28
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.91	1.05%	$5.35
Institutional
Based on Actual Fund Return	$1,000.00	$994.40	0.88%	$4.42
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.77	0.88%	$4.48
Segall Bryant & Hamill Small Cap Core Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,099.50	1.14%	$6.03
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.46	1.14%	$5.80
Institutional
Based on Actual Fund Return	$1,000.00	$1,100.10	0.99%	$5.24
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.99%	$5.04
Segall Bryant & Hamill All Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,034.90	0.87%	$4.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.82	0.87%	$4.43
Institutional
Based on Actual Fund Return	$1,000.00	$1,034.40	0.84%	$4.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.97	0.84%	$4.28
Segall Bryant & Hamill Emerging Markets Fund
Retail
Based on Actual Fund Return	$1,000.00	$978.90	1.38%	$6.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	1.38%	$7.02
Institutional
Based on Actual Fund Return	$1,000.00	$980.70	1.23%	$6.14
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.00	1.23%	$6.26
Segall Bryant & Hamill International Small Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,060.40	1.18%	$6.13
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.26	1.18%	$6.01
Institutional
Based on Actual Fund Return	$1,000.00	$1,061.40	1.03%	$5.35
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.01	1.03%	$5.24
Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,040.70	1.25%	$6.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Institutional
Based on Actual Fund Return	$1,000.00	$1,041.90	1.10%	$5.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.66	1.10%	$5.60

Annual Report | December 31, 2022 |	31

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2022 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense	Expenses Paid
	July 1, 2022	December 31, 2022	Ratio(a)	During Period(b)
Segall Bryant & Hamill Global All Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,048.10	0.89%	$4.59
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.72	0.89%	$4.53
Institutional
Based on Actual Fund Return	$1,000.00	$1,048.10	0.74%	$3.82
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.48	0.74%	$3.77
Segall Bryant & Hamill Workplace Equality Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,024.50	0.89%	$4.54
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.72	0.89%	$4.53
Institutional
Based on Actual Fund Return	$1,000.00	$1,025.30	0.74%	$3.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.48	0.74%	$3.77
Segall Bryant & Hamill Short Term Plus Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,005.20	0.49%	$2.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.74	0.49%	$2.50
Institutional
Based on Actual Fund Return	$1,000.00	$1,006.70	0.40%	$2.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.19	0.40%	$2.04
Segall Bryant & Hamill Plus Bond Fund
Retail
Based on Actual Fund Return	$1,000.00	$978.40	0.55%	$2.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
Institutional
Based on Actual Fund Return	$1,000.00	$980.00	0.40%	$2.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.19	0.40%	$2.04
Segall Bryant & Hamill Quality High Yield Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,027.00	0.85%	$4.34
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
Institutional
Based on Actual Fund Return	$1,000.00	$1,029.50	0.70%	$3.58
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.68	0.70%	$3.57
Segall Bryant & Hamill Municipal Opportunities Fund
Retail
Based on Actual Fund Return	$1,000.00	$988.60	0.65%	$3.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Institutional
Based on Actual Fund Return	$1,000.00	$989.40	0.50%	$2.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

32	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2022 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense	Expenses Paid
	July 1, 2022	December 31, 2022	Ratio(a)	During Period(b)
Segall Bryant & Hamill Colorado Tax Free Fund
Retail
Based on Actual Fund Return	$1,000.00	$976.30	0.65%	$3.24
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Institutional
Based on Actual Fund Return	$1,000.00	$977.10	0.50%	$2.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, muliplied by 184/365 (to reflect the one-half year period).

Annual Report | December 31, 2022 |	33

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2022 (Unaudited)

INDEX DEFINITIONS AND DISCLOSURES

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Bloomberg U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Bloomberg U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from one to seventeen years. It is a broad index that is representative of the tax-exempt bond market.

The Bloomberg U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Bloomberg U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Bloomberg U.S. High Yield 2% Issuer Capped Index is an unmanaged index that is comprised of predominantly US High Yield Corporate Bonds and a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The weighting of index constituents is limited to a maximum 2%.

The Bloomberg U.S. Government/Credit 1-3 Year Index includes medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between one and three years.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Market countries. With 4,334 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. MSCI Inc. launched the MSCI ACWI ex USA Small Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance.

The MSCI EAFE Small Cap Index measures small cap representation across Developed Markets countries around the world, excluding the US and Canada. It is maintained by MSCI Barra, a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures equity market performance of emerging markets, which consists of the following 24 emerging market indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,517 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

34	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2022 (Unaudited)

“Bloomberg®” and the Bloomberg indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Service Limited, the administrator of the indices, and have been licensed for use for certain purposes by Segall Bryant & Hamill. Bloomberg is not affiliated with Segall Bryant & Hamill, and Bloomberg does not approve, endorse, review, or recommend the Segall Bryant & Hamill Funds. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Segall Bryant & Hamill Funds.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

FTSE Russell is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

TOP 5/BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The calculation methodology used to construct this table took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the measurement period, and the table reflects consistently the results of the calculation. The calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the total investments) of each holding multiplied by the rate of return for that holding during the measurement period.

DEFINITION OF TERMS

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

●	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

●	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

●	BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

●	Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.

●	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Credit Spread: The difference in yield between two bonds of similar maturity, but different credit quality.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Annual Report | December 31, 2022 |	35

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2022 (Unaudited)

Emerging Markets: Segall Bryant & Hamill Funds consider emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

36	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2022 (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Number of Funds
	Position(s)	Term of Office		in Fund Complex
Name, Address	Held with	and Length of		Overseen by	Other Directorships
and Age(1)	The Trust	Time Served(2)	Principal Occupation(s) During Past 5 Years	Trustee(3)	Held by Trustee(4)
INDEPENDENT TRUSTEES
Janice M. Teague, CPA (Retired) Birth year 1954	Chair Trustee	Since December 31, 2020 Since February 13, 2007	● Retired, June 2003 – present; ● Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 May – 2003; ● Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 May – 2003; ● Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 – May 2003.	14	None
Thomas J. Abood Birth year 1963	Trustee	Since November 1, 2018

●    Previously, Chief Executive Officer and Director, EVO Transportation & Energy Services, Inc., September 2019 to September 2022 (CEO) and 2016 to October 2022 (Director);

●    Board Member, Perception Capital Corp II, Inc, March 2021 to present (member and Chair of Compensation Committee);

●    Director, NELSON Worldwide LLC, May 2018 to present;

●    Board member and Past Chair of Board, Citation Jet Pilots, Inc., October 2016 to present (Board member) and October 2019 to October 2020 (Chair);

●    Board Member and Past Chair, MacPhail Center for Music Education, September 2011 to September 2021 (member), July 2018 to July 2020 (Chair);

●    Council Member and Chair, Archdiocese Finance Council of St. Paul and Minneapolis, July 2011 to September 2021 (member), July 2014 to September 2021 (chair);

●    Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016 (Board Member) and 2014 to 2015 (Chair):

●    Board Member and President, The Minikahda Club, November 2008; November 2011; November 2015 to November 2017 (Board Member) 2016 (President).

				14	Board Member of Perception Capital Corp II, Inc. March 2021 to present (member and Chair of Compensation Committee) Former Director of EVO Transportation & Energy Services, Inc.

Annual Report | December 31, 2022 |	37

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2022 (Unaudited)

				Number of Funds
	Position(s)	Term of Office		in Fund Complex
Name, Address	Held with	and Length of		Overseen by	Other Directorships
and Age(1)	The Trust	Time Served(2)	Principal Occupation(s) During Past 5 Years	Trustee(3)	Held by Trustee(4)
John A. DeTore, CFA Birth year 1958	Trustee	Since December 31, 2009	● Director of Strategic R&D, Arga Investment Management, 2021 – present; ● CIO, Capitalogix, LLC, 2018 – 2021; ● CEO/Founder, United Alpha, LLC investment management firm), 2003 – 2017; ● CIO, GRT United Alpha, LLC (investment management), 2006 – 2017; ● CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 – 2011; ● Managing Director/Director of Strategic R&D, Putnam Investments (investment management), 1999 – 2000; Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 – 1999.	14	None
Rick A. Pederson Birth year 1952	Trustee	Since February 13, 2007

●   President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present;

●   Partner, Bow River Capital Partners (private equity management), 2003 – present;

●    Advisory Board Member, Citywide Banks, 2017 –present;

●   Director, National Western Stock Show (not-for- profit organization), 2010 –present;

●   Board Member, Boettcher Foundation (not-for- profit), 2018 – present.

●   Board Member, Kivu Consulting, Inc., 2019 – present;

●    Advisor, Pauls Corporation, 2008 to 2018:

●   Board Member, Citywide Banks, 2014-2016;

●    Board Member, IRI Consulting, 2017 to 2019;

●    Board Member, History Colorado (nonprofit association), 2015 – 2020;

●    Board Member, Strong-Bridge Consulting, 2015 – 2019;

				14	Mr Pederson is a Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).
James A Smith Birth year 1952	Trustee	Since December 31, 2009	● Vice Chair and Board Member, Western Rivers Conservancy (non-profit), 2014 – present; ● Private Equity Consultant, 2003 – 2016; ● Trustee, The Nature Conservancy (non- profit), July 2007 – June 2016; Chairman, June 2014 - June 2016.	14	None
LLoyd “Chip” Voneiff Birth year 1954	Trustee	Since April 30, 2021	● Retired, June 2012 – present; ● Various positions leading to Partner of PricewaterhouseCoopers, 1976 – 2012.	14	None

38	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2022 (Unaudited)

	Position(s)	Term of Office
	Held with	and Length of
Name, Address and Age(1)	The Trust	Time Served	Principal Occupation(s)
OFFICERS
Philip H. Hildebrandt, CFA Birth year 1963	President	May 1, 2018-February 15, 2023	● Chief Executive Officer, Segall Bryant & Hamill, LLC, 2006 – February 10, 2023

Jasper R. Frontz, CPA, CFA Birth year 1968	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

●   Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 – present

●   Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 – April 30, 2018; Partner, Denver Investments, January 1, 2014 – April 30, 2018; prior thereto, Vice President, May 2000 – December 2013, and Director of Mutual Fund Administration, June 1997 – May 2000, Denver Investments;

Maggie Bull Birth year 1965	Secretary Assistant Secretary	Since November 16, 2021 2018-2021	● Vice President, Senior Managing Counsel, since August 2022, Vice President, Senior Legal Counsel (February 2020 to August 2022); Senior Attorney (June 2017 to January 2020), Ultimus Fund Solutions, LLC.

Jennifer L. Leamer Birth year 1976	Assistant Treasurer	Since May 26, 2019

●    Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC 2014 to present;

●    Ultimus Managers Trust, Treasurer, October 2014 to present;

●    Ultimus Managers Trust, Assistant Treasurer, April 2014 to October 2014;

●    Ultimus Fund Solutions, LLC Business Analyst, 2007 to 2014.

(1)	Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or sub-advisor which is an affiliated person. As of December 31, 2022, there were twenty-eight funds in the Fund Complex: the fourteen Segall Bryant & Hamill Funds offered to the public. Columbia Variable Portfolio - Partners Small Cap Value Fund, , iMGP SBH Focused Small Value Fund, JNL Multi-Manager Small Cap Growth Fund, and Mainstay VP Small Cap Growth Portfolio which are also advised by Segall Bryant & Hamill, LLC; Barrett Growth Fund and Barrett Opportunity Fund, advised by Barrett Asset Management, LLC; Cabana Target Drawdown 5 ETF, Cabana Target Drawdown 7 ETF, Cabana Target Drawdown 10 ETF, Cabana Target Drawdown 13 ETF, Cabana Target Drawdown 16 ETF, Cabana Target Leading Sector Conservative ETF, Cabana Target Leading Sector Moderate ETF, and Cabana Target Leading Sector Aggressive ETF, advised by The Cabana Group, LLC.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	39

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
December 31, 2022

	Shares	Value
COMMON STOCKS — 92.3%
Consumer Discretionary — 6.9%
Automobiles & Components — 1.8%
Harley-Davidson, Inc.	66,806	$2,779,130
Modine Manufacturing Co. (a)	387,580	7,697,339
		10,476,469
Consumer Durables & Apparel — 2.7%
Carter’s, Inc.	59,142	4,412,585
Gildan Activewear, Inc. (Canada)	170,658	4,676,029
PVH Corp.	55,354	3,907,439
Steven Madden, Ltd.	89,139	2,848,882
		15,844,935
Consumer Services — 0.2%
Papa John’s International, Inc.	19,288	1,587,595

Retailing — 2.2%
American Eagle Outfitters, Inc.	248,245	3,465,500
Ollie’s Bargain Outlet Holdings, Inc. (a)	153,641	7,196,545
Quotient Technology, Inc. (a)	664,854	2,280,449
		12,942,494
Consumer Staples — 4.6%
Food, Beverage & Tobacco — 2.1%
Hain Celestial Group, Inc. (The) (a)	658,039	10,647,071
TreeHouse Foods, Inc. (a)	41,931	2,070,553
		12,717,624
Household & Personal Products — 2.5%
Coty, Inc. - Class A (a)	1,704,264	14,588,500

Energy — 3.8%
Energy — 3.8%
Dril-Quip, Inc. (a)	213,987	5,814,027
Helmerich & Payne, Inc.	138,931	6,886,810
PDC Energy, Inc.	71,702	4,551,643
Range Resources Corp.	215,522	5,392,360
		22,644,840
Financials — 13.7%
Banks — 13.3%
Community Bank System, Inc.	82,646	5,202,566
Enterprise Financial Services Corp.	115,310	5,645,578
Glacier Bancorp, Inc.	153,746	7,598,127
Hancock Whitney Corp	141,143	6,829,910
Lakeland Financial Corp.	38,157	2,784,316
National Bank Holdings Corp. - Class A	219,518	9,235,122
Pacific Premier Bancorp, Inc.	177,647	5,606,539
Seacoast Banking Corp. of Florida	270,175	8,426,758
SouthState Corp.	89,714	6,850,561
Umpqua Holdings Corp.	318,364	5,682,797
United Community Banks, Inc.	245,510	8,298,238
WesBanco, Inc.	165,766	6,130,027
		78,290,539
Diversified Financials — 0.4%
Green Dot Corp. - Class A (a)	163,251	2,582,631
	Shares	Value
Health Care — 8.6%
Health Care Equipment & Services — 6.1%
AngioDynamics, Inc. (a)	130,405	$1,795,677
ICU Medical, Inc. (a)	93,506	14,725,325
Orthofix Medical, Inc. (a)	610,246	12,528,350
Pediatrix Medical Group, Inc. (a)	227,964	3,387,545
Surmodics, Inc. (a)	92,506	3,156,305
		35,593,202
Pharmaceuticals, Biotechnology & Life Sciences — 2.5%
Alkermes PLC (Ireland) (a)	142,399	3,720,886
BioCryst Pharmaceuticals, Inc. (a)	459,003	5,269,354
ImmunoGen, Inc. (a)	635,200	3,150,592
NeoGenomics, Inc. (a)	299,445	2,766,872
		14,907,704
Industrials — 23.1%
Capital Goods — 19.1%
AAR Corp. (a)	147,177	6,608,247
Apogee Enterprises, Inc.	209,235	9,302,588
Astec Industries, Inc.	154,464	6,280,506
AZZ, Inc.	206,579	8,304,476
Beacon Roofing Supply, Inc. (a)	580	30,618
CIRCOR International, Inc. (a)	304,837	7,303,895
Columbus McKinnon Corp.	106,924	3,471,822
Desktop Metal, Inc. (a)	393,372	534,986
EnerSys	127,303	9,400,054
Mercury Systems, Inc. (a)	176,325	7,888,780
Quanex Building Products Corp.	287,226	6,801,512
Regal Rexnord Corp.	124,856	14,980,223
REV Group, Inc.	647,745	8,174,542
SPX Technologies, Inc. (a)	215,419	14,142,257
Sterling Infrastructure, Inc. (a)	277,861	9,113,841
		112,338,347
Commercial & Professional Services — 4.0%
Huron Consulting Group, Inc. (a)	33,062	2,400,301
KBR, Inc.	185,951	9,818,213
SP Plus Corp. (a)	336,565	11,685,537
		23,904,051
Information Technology — 8.8%
Software & Services — 5.6%
Conduent, Inc. (a)	1,072,450	4,343,422
CSG Systems International, Inc.	40,806	2,334,103
NCR Corp. (a)	169,548	3,969,119
OneSpan, Inc. (a)	72,261	808,601
Progress Software Corp.	422,942	21,337,424
		32,792,669
Technology Hardware & Equipment — 3.2%
Belden, Inc.	177,184	12,739,530
FARO Technologies, Inc. (a)	205,813	6,052,960
		18,792,490

See Notes to Financial Statements.
40	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
December 31, 2022

	Shares	Value
Materials — 8.3%
Materials — 8.3%
Alamos Gold, Inc. - Class A (Canada)	854,170	$8,635,659
Compass Minerals International, Inc.	345,566	14,168,206
Element Solutions, Inc.	307,723	5,597,481
Glatfelter Corp.	466,252	1,296,181
Schnitzer Steel Industries, Inc. - Class A	43,608	1,336,585
Sensient Technologies Corp.	46,160	3,365,987
Silgan Holdings, Inc.	158,024	8,191,964
Summit Materials, Inc. - Class A (a)	210,659	5,980,609
		48,572,672
Real Estate — 8.2%
Real Estate — 8.2%
Cousins Properties, Inc.	153,886	3,891,777
Empire State Realty Trust, Inc. - Class A	348,165	2,346,632
Equity Commonwealth	1,056,377	26,377,734
Physicians Realty Trust	279,399	4,042,903
STAG Industrial, Inc.	185,954	6,008,174
Terreno Realty Corp.	95,249	5,416,810
		48,084,030
Utilities — 6.3%
Utilities — 6.3%
ALLETE, Inc.	125,094	8,069,814
Avista Corp.	99,516	4,412,539
New Jersey Resources Corp.	166,541	8,263,764
OGE Energy Corp.	187,990	7,435,005
PNM Resources, Inc.	176,529	8,612,850
		36,793,972
Investments at Value — 92.3%
(Cost $513,730,640)		$543,454,764
Other Assets in Excess of Liabilities — 7.7%		45,614,119
Net Assets — 100.0%		$589,068,883

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	41

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2022

	Shares	Value
COMMON STOCKS — 95.9%
Communication Services — 1.2%
Media & Entertainment — 1.2%
New York Times Co. (The) - Class A	70,940	$2,302,712

Consumer Discretionary — 9.0%
Automobiles & Components — 1.2%
Fox Factory Holding Corp. (a)	25,323	2,310,217

Consumer Durables & Apparel — 1.1%
YETI Holdings, Inc. (a)	47,902	1,978,832

Consumer Services — 4.1%
Bright Horizons Family Solutions, Inc. (a)	23,859	1,505,503
Churchill Downs, Inc.	13,114	2,772,693
Shake Shack, Inc. - Class A (a)	39,730	1,649,987
Wingstop, Inc.	11,212	1,542,995
		7,471,178
Retailing — 2.6%
Boot Barn Holdings, Inc. (a)	34,988	2,187,450
Revolve Group, Inc. (a)	56,696	1,262,053
Warby Parker, Inc. - Class A (a)	95,126	1,283,250
		4,732,753
Consumer Staples — 1.7%
Food, Beverage & Tobacco — 1.7%
Simply Good Foods Co. (The) (a)	83,306	3,168,127

Energy — 2.9%
Energy — 2.9%
Cactus, Inc. - Class A	27,786	1,396,524
Denbury, Inc. (a)	22,767	1,981,184
Matador Resources Co.	33,986	1,945,359
		5,323,067
Financials — 7.6%
Diversified Financials — 4.5%
Hamilton Lane, Inc. - Class A	43,627	2,786,893
Houlihan Lokey, Inc.	37,748	3,290,116
StepStone Group, Inc. - Class A	86,875	2,187,512
		8,264,521
Insurance — 3.1%
Goosehead Insurance, Inc. - Class A (a)	51,849	1,780,495
Kinsale Capital Group, Inc.	9,740	2,547,205
Palomar Holdings, Inc. (a)	30,170	1,362,477
		5,690,177
Health Care — 23.3%
Health Care Equipment & Services — 16.8%
Addus HomeCare Corp. (a)	31,537	3,137,616
Amedisys, Inc. (a)	20,417	1,705,636
CONMED Corp.	39,388	3,491,352
Ensign Group, Inc. (The)	39,748	3,760,558
Globus Medical, Inc. - Class A (a)	33,201	2,465,838
Inari Medical, Inc. (a)	37,477	2,382,038
Inspire Medical Systems, Inc. (a)	11,863	2,988,053
Integra LifeSciences Holdings Corp. (a)	63,319	3,550,296
Option Care Health, Inc. (a)	127,353	3,832,052
	Shares	Value
Health Care Equipment & Services (continued)
Silk Road Medical, Inc. (a)	36,682	$1,938,644
Surgery Partners, Inc. (a)	59,929	1,669,622
		30,921,705
Pharmaceuticals, Biotechnology & Life Sciences — 6.5%
Avid Bioservices, Inc. (a)	121,507	1,673,151
Azenta, Inc. (a)	32,993	1,920,853
Blueprint Medicines Corp. (a)	30,606	1,340,849
Fate Therapeutics, Inc. (a)	50,943	514,015
Medpace Holdings, Inc. (a)	11,752	2,496,242
Natera, Inc. (a)	42,642	1,712,929
Pacira BioSciences, Inc. (a)	28,677	1,107,219
Xencor, Inc. (a)	47,148	1,227,734
		11,992,992
Industrials — 18.5%
Capital Goods — 9.9%
Ameresco, Inc. - Class A (a)	28,278	1,615,805
AZEK Co., Inc. (The) - Class A (a)	91,265	1,854,505
Comfort Systems USA, Inc.	23,621	2,718,305
Hexcel Corp.	55,325	3,255,876
John Bean Technologies Corp.	23,344	2,132,008
Kratos Defense & Security Solutions, Inc. (a)	161,326	1,664,884
Mercury Systems, Inc. (a)	28,734	1,285,559
Simpson Manufacturing Co., Inc.	20,702	1,835,439
SiteOne Landscape Supply, Inc. (a)	15,594	1,829,488
		18,191,869
Commercial & Professional Services — 7.1%
ASGN, Inc. (a)	26,033	2,121,169
CBIZ, Inc. (a)	39,122	1,832,866
Montrose Environmental Group, Inc. (a)	40,456	1,795,842
Ritchie Bros. Auctioneers, Inc. (Canada)	47,768	2,762,423
Tetra Tech, Inc.	32,016	4,648,403
		13,160,703
Transportation — 1.5%
Saia, Inc. (a)	13,414	2,812,647

Information Technology — 24.9%
Semiconductors & Semiconductor Equipment — 7.1%
Allegro MicroSystems, Inc. (a)	45,872	1,377,078
Credo Technology Group Holding Ltd. (Cayman Islands) (a)	92,391	1,229,724
Onto Innovation, Inc. (a)	45,555	3,101,840
Power Integrations, Inc.	47,320	3,393,790
Silicon Laboratories, Inc. (a)	21,276	2,886,515
SiTime Corp. (a)	10,259	1,042,520
		13,031,467
Software & Services — 15.6%
BlackLine, Inc. (a)	43,052	2,896,108
Box, Inc. - Class A (a)	67,151	2,090,411
Endava PLC ADR (United Kingdom) (a)	48,262	3,692,043
Envestnet, Inc. (a)	66,362	4,094,535
Everbridge, Inc. (a)	61,870	1,830,114
Globant S.A. (Luxembourg) (a)	16,762	2,818,698
MAXIMUS, Inc.	55,033	4,035,570
Sprout Social, Inc. - Class A (a)	21,995	1,241,838

See Notes to Financial Statements.
42	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2022

	Shares	Value
Software & Services (continued)
WNS Holdings Ltd. ADR (Jersey) (a)	29,108	$2,328,349
Workiva, Inc. (a)	43,360	3,640,939
		28,668,605
Technology Hardware & Equipment — 2.2%
Novanta, Inc. (Canada) (a)	30,294	4,116,046

Materials — 3.7%
Materials — 3.7%
Avient Corp.	54,132	1,827,496
Innospec, Inc.	26,876	2,764,465
Livent Corp. (a)	112,266	2,230,726
		6,822,687
Real Estate — 3.1%
Real Estate — 3.1%
Americold Realty Trust, Inc.	84,728	2,398,650
Terreno Realty Corp.	58,677	3,336,961
		5,735,611
Investments at Value — 95.9%
(Cost $184,979,255)		$176,695,916

Other Assets in Excess of Liabilities — 4.1%		7,527,030

Net Assets — 100.0%		$184,222,946

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	43

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
December 31, 2022

	Shares	Value
COMMON STOCKS — 91.6%
Consumer Discretionary — 12.4%
Automobiles & Components — 2.5%
Fox Factory Holding Corp. (a)	3,617	$329,979
Gentex Corp.	14,614	398,524
Harley-Davidson, Inc.	14,156	588,889
		1,317,392
Consumer Durables & Apparel — 4.8%
Capri Holdings, Ltd. (a)	7,946	455,464
Carter’s, Inc.	3,193	238,230
Columbia Sportswear Co.	5,019	439,564
Gildan Activewear, Inc. (Canada)	24,308	666,039
Steven Madden, Ltd.	16,000	511,360
Under Armour, Inc. - Class A (a)	7,149	72,634
Universal Electronics, Inc. (a)	6,180	128,606
		2,511,897
Consumer Services — 3.5%
BJ’s Restaurants, Inc. (a)	9,650	254,567
Churchill Downs, Inc.	1,749	369,791
Texas Roadhouse, Inc.	7,759	705,681
Vail Resorts, Inc.	2,235	532,713
		1,862,752
Retailing — 1.6%
American Eagle Outfitters, Inc.	22,436	313,207
Five Below, Inc. (a)	2,967	524,773
		837,980
Consumer Staples — 5.7%
Food & Staples Retailing — 1.5%
Casey’s General Stores, Inc.	3,608	809,454

Food, Beverage & Tobacco — 3.0%
Coca-Cola Consolidated, Inc.	895	458,562
Hain Celestial Group, Inc. (The) (a)	20,000	323,600
J & J Snack Foods Corp.	5,242	784,780
		1,566,942
Household & Personal Products — 1.2%
Inter Parfums, Inc.	6,340	611,937

Energy — 3.7%
Energy — 3.7%
Devon Energy Corp.	11,080	681,531
Matador Resources Co.	8,400	480,816
PDC Energy, Inc.	11,915	756,364
		1,918,711
Financials — 8.2%
Banks — 8.2%
Ameris Bancorp	9,509	448,254
Glacier Bancorp, Inc.	17,267	853,335
Lakeland Financial Corp.	3,377	246,420
Seacoast Banking Corp. of Florida	27,500	857,725
SouthState Corp.	10,219	780,323
United Bankshares, Inc.	12,227	495,071
United Community Banks, Inc.	18,795	635,271
		4,316,399
	Shares	Value
Health Care — 11.2%
Health Care Equipment & Services — 7.2%
Amedisys, Inc. (a)	2,000	$167,080
Encompass Health Corp.	5,489	328,297
Ensign Group, Inc. (The)	7,280	688,761
Globus Medical, Inc. - Class A (a)	10,940	812,514
Insulet Corp. (a)	3,054	899,067
Integra LifeSciences Holdings Corp. (a)	4,902	274,855
Orthofix Medical, Inc. (a)	14,950	306,923
Phreesia, Inc. (a)	9,050	292,858
		3,770,355
Pharmaceuticals, Biotechnology & Life Sciences — 4.0%
Bio-Techne Corp.	6,056	501,921
Halozyme Therapeutics, Inc. (a)	9,386	534,064
Horizon Therapeutics PLC (a)	5,084	578,559
Medpace Holdings, Inc. (a)	1,387	294,613
Veracyte, Inc. (a)	8,000	189,840
		2,098,997
Industrials — 23.2%
Capital Goods — 16.0%
AAR Corp. (a)	12,336	553,886
AZEK Co., Inc. (The) - Class A (a)	16,312	331,460
BWX Technologies, Inc.	5,431	315,433
Carlisle Cos., Inc.	4,336	1,021,778
EMCOR Group, Inc.	6,147	910,432
EnerSys	6,260	462,238
EnPro Industries, Inc.	9,510	1,033,642
ITT, Inc.	8,771	711,328
RBC Bearings, Inc. (a)	2,168	453,871
Regal Rexnord Corp.	6,591	790,788
SPX Technologies, Inc. (a)	9,185	602,995
Standex International Corp.	3,643	373,080
UFP Industries, Inc.	5,547	439,600
Vicor Corp. (a)	2,200	118,250
Zurn Elkay Water Solutions Corp.	14,000	296,100
		8,414,881
Commercial & Professional Services — 4.6%
Casella Waste Systems, Inc. - Class A (a)	11,217	889,621
KBR, Inc.	23,295	1,229,976
Tetra Tech, Inc.	2,117	307,367
		2,426,964
Transportation — 2.6%
Allegiant Travel Co. (a)	2,800	190,372
Forward Air Corp.	3,803	398,897
Hub Group, Inc. - Class A (a)	9,648	766,919
		1,356,188
Information Technology — 16.8%
Semiconductors & Semiconductor Equipment — 2.2%
Silicon Laboratories, Inc. (a)	5,581	757,174
Universal Display Corp.	3,832	414,010
		1,171,184
Software & Services — 10.5%
Agilysys, Inc. (a)	11,336	897,131
Alteryx, Inc. - Class A (a)	7,800	395,226
BlackLine, Inc. (a)	5,806	390,570

See Notes to Financial Statements.
44	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
December 31, 2022

	Shares	Value
Software & Services (continued)
CCC Intelligent Solutions Holdings, Inc. (a)	50,320	$437,784
Endava PLC ADR (United Kingdom) (a)	10,000	765,000
MAXIMUS, Inc.	5,415	397,082
Model N, Inc. (a)	19,284	782,159
Tenable Holdings, Inc. (a)	12,000	457,800
WNS Holdings, Ltd. ADR (Jersey) (a)	12,155	972,278
		5,495,030
Technology Hardware & Equipment — 4.1%
Badger Meter, Inc.	6,608	720,470
Ciena Corp. (a)	9,833	501,286
Pure Storage, Inc. - Class A (a)	34,713	928,920
		2,150,676
Materials — 8.7%
Materials — 8.7%
Berry Global Group, Inc.	12,814	774,350
Compass Minerals International, Inc.	6,303	258,423
Eagle Materials, Inc.	2,036	270,483
Element Solutions, Inc.	39,800	723,962
Graphic Packaging Holding Co.	48,998	1,090,205
Huntsman Corp.	10,900	299,532
Ingevity Corp. (a)	4,590	323,320
Materion Corp.	9,396	822,244
		4,562,519
Real Estate — 1.7%
Real Estate — 1.7%
Equity Commonwealth	14,000	349,580
First Industrial Realty Trust, Inc.	11,000	530,860
		880,440
Investments at Value — 91.6%
(Cost $41,526,637)		$48,080,698

Other Assets in Excess of Liabilities — 8.4%		4,380,642

Net Assets — 100.0%		$52,461,340

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	45

Segall Bryant & Hamill All Cap Fund	Statement of Investments
December 31, 2022

	Shares	Value
COMMON STOCKS — 96.1%
Communication Services — 3.1%
Media & Entertainment — 3.1%
Alphabet, Inc. - Class C (a)	46,403	$4,117,338

Consumer Discretionary — 14.0%
Consumer Durables & Apparel — 1.4%
Capri Holdings, Ltd. (a)	30,994	1,776,576

Consumer Services — 4.1%
Papa John’s International, Inc.	22,535	1,854,856
Service Corporation International	32,075	2,217,665
Vail Resorts, Inc.	5,671	1,351,683
		5,424,204
Retailing — 8.5%
Amazon.com, Inc. (a)	25,604	2,150,736
Dollar General Corp.	8,626	2,124,153
Home Depot, Inc. (The)	5,204	1,643,735
O’Reilly Automotive, Inc. (a)	2,771	2,338,807
TJX Cos., Inc. (The)	35,546	2,829,462
		11,086,893
Consumer Staples — 7.7%
Food & Staples Retailing — 1.3%
Sysco Corp.	22,253	1,701,242

Food, Beverage & Tobacco — 3.0%
McCormick & Co., Inc.	18,937	1,569,688
Mondelēz International, Inc. - Class A	34,689	2,312,022
		3,881,710
Household & Personal Products — 3.4%
Estée Lauder Cos., Inc. (The) - Class A	6,502	1,613,211
Unilever PLC ADR (United Kingdom)	56,708	2,855,248
		4,468,459
Energy — 6.3%
Energy — 6.3%
Chevron Corp.	20,201	3,625,877
ConocoPhillips	23,549	2,778,782
Suncor Energy, Inc. (Canada)	55,905	1,773,866
		8,178,525
Financials — 15.9%
Banks — 3.5%
First Republic Bank	13,503	1,645,881
JPMorgan Chase & Co.	21,549	2,889,721
		4,535,602
Diversified Financials — 3.4%
Ares Management Corp. - Class A	37,678	2,578,682
Berkshire Hathaway, Inc. - Class B (a)	5,982	1,847,840
		4,426,522
Insurance — 9.0%
Berkley (W.R.) Corp.	33,192	2,408,743
Globe Life, Inc.	27,077	3,264,132
Marsh & McLennan Cos., Inc.	13,350	2,209,158
Reinsurance Group of America, Inc.	27,407	3,894,261
		11,776,294
	Shares	Value
Health Care — 15.7%
Health Care Equipment & Services — 4.0%
McKesson Corp.	4,214	$1,580,756
UnitedHealth Group, Inc.	6,929	3,673,617
		5,254,373
Pharmaceuticals, Biotechnology & Life Sciences — 11.7%
Bio-Techne Corp.	22,732	1,884,028
Danaher Corp.	7,753	2,057,801
Mettler-Toledo International, Inc. (a)	1,395	2,016,403
Novo Nordisk A/S ADR (Denmark)	21,811	2,951,901
Perrigo Co. PLC (Ireland)	69,928	2,383,846
Thermo Fisher Scientific, Inc.	3,393	1,868,491
Zoetis, Inc.	14,982	2,195,612
		15,358,082
Industrials — 12.6%
Capital Goods — 10.1%
Advanced Drainage Systems, Inc.	14,784	1,211,844
AZEK Co., Inc. (The) - Class A (a)	88,881	1,806,062
Dover Corp.	14,336	1,941,238
Quanta Services, Inc.	32,957	4,696,372
Raytheon Technologies Corp.	36,041	3,637,258
		13,292,774
Commercial & Professional Services — 2.5%
Jacobs Solutions, Inc.	12,733	1,528,851
Republic Services, Inc.	13,256	1,709,892
		3,238,743
Information Technology — 16.4%
Semiconductors & Semiconductor Equipment — 3.6%
ASML Holding N.V. ADR (Netherlands)	2,733	1,493,311
Marvell Technology, Inc.	42,810	1,585,682
Monolithic Power Systems, Inc.	4,745	1,677,880
		4,756,873
Software & Services — 7.7%
Microsoft Corp.	22,575	5,413,937
ServiceNow, Inc. (a)	3,271	1,270,031
Visa, Inc. - Class A	16,398	3,406,848
		10,090,816
Technology Hardware & Equipment — 5.1%
Apple, Inc.	20,946	2,721,514
Keysight Technologies, Inc. (a)	12,528	2,143,165
Zebra Technologies Corp. - Class A (a)	6,766	1,734,870
		6,599,549

See Notes to Financial Statements.
46	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Statement of Investments
December 31, 2022

	Shares	Value
Materials — 4.4%
Materials — 4.4%
Avery Dennison Corp.	15,245	$2,759,345
FMC Corp.	10,124	1,263,475
Franco-Nevada Corp. (Canada)	12,568	1,715,281
		5,738,101
Investments at Value — 96.1%
(Cost $82,683,802)		$125,702,676

Other Assets in Excess of Liabilities — 3.9%		5,125,514

Net Assets — 100.0%		$130,828,190

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	47

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2022

	Shares	Value
COMMON STOCKS — 98.8%
Communication Services — 9.8%
Media & Entertainment — 5.0%
Autohome, Inc. ADR (China)	700	$21,420
China South Publishing & Media Group Co., Ltd. - Class A (China)	122,500	176,866
Gamania Digital Entertainment Co., Ltd. (Taiwan)	75,000	170,346
Jagran Prakashan, Ltd. (India)	43,811	38,658
NetDragon Websoft Holdings, Ltd. (China)	100,000	213,890
Sun TV Network, Ltd. (India)	10,532	61,882
Tencent Holdings, Ltd. (China)	30,600	1,297,431
TV Today Network, Ltd. (India)	10,420	30,831
Yandex N.V. - Class A (Russia) *(a)(b)	810	0
		2,011,324
Telecommunication Services — 4.8%
América Móvil S.A.B. de C.V. - Class L ADR (Mexico)	10,500	191,100
APT Satellite Holdings, Ltd. (China)	570,000	153,891
China Tower Corp., Ltd. - H Shares (China) (c)	4,286,000	459,910
Emirates Telecommunications Group Co. PJSC (United Arab Emirates)	9,241	57,356
Empresa Nacional de
Telecomunicaciones S.A. (Chile)	33,783	116,560
Etihad Etisalat Co. (Saudi Arabia)	10,197	94,244
Indus Towers, Ltd. (India)	67,856	155,852
KT Corp. ADR (South Korea)	19,100	257,850
LG Uplus Corp. (South Korea)	21,213	186,548
Mobile Telecommunications Co. KSCP (Kuwait)	72,798	134,003
MTN Group, Ltd. (South Africa)	4,136	30,887
Ooredoo Q.P.S.C. (Qatar)	50,887	128,598
		1,966,799
Consumer Discretionary — 14.1%
Automobiles & Components — 5.1%
AAPICO Hitech PCL (Thailand)	37,500	32,222
Apollo Tyres, Ltd. (India)	16,247	63,710
Astra International Tbk P.T. (Indonesia)	340,700	125,053
Astra Otoparts Tbk P.T. (Indonesia)	293,500	27,615
Automotive Axles, Ltd. (India)	1,927	46,089
BAIC Motor Corp., Ltd. - H Shares (China) (c)	769,500	203,111
Bajaj Auto, Ltd. (India)	1,068	46,586
Chongqing Changan Automobile Co., Ltd. - Class A (China)	37,900	67,505
Depo Auto Parts Ind Co., Ltd (Taiwan)	22,000	51,193
Exide Industries, Ltd. (India)	16,978	36,946
Hankook Tire & Technology Co., Ltd. (South Korea) (a)	1,358	33,675
Huayu Automotive Systems Co., Ltd. - Class A (China)	103,300	258,748
Kia Corp. (South Korea) (a)	4,750	224,427
Maharashtra Scooters, Ltd. (India)	743	41,376
Mahindra CIE Automotive, Ltd. (India)	20,096	83,383
Oriental Holdings Bhd (Malaysia)	57,000	88,126
	Shares	Value
Automobiles & Components (continued)
Qingling Motors Co., Ltd. - H Shares (China)	492,000	$62,701
S&T Motiv Co., Ltd. (South Korea)	832	27,783
SL Corp. (South Korea) (a)	1,287	23,637
Thai Stanley Electric PCL (Thailand)	17,267	92,439
Tianneng Power International, Ltd. (China)	112,000	117,917
Tong Yang Industry Co., Ltd. (Taiwan)	24,000	33,492
Xingda International Holdings, Ltd. (China)	986,292	197,983
Yadea Group Holdings, Ltd. (China) (c)	44,000	73,258
		2,058,975
Consumer Durables & Apparel — 3.1%
361 Degrees International, Ltd. (China) (a)	302,000	128,330
China Lilang, Ltd. (China)	44,000	21,160
Fulgent Sun International Holding Co., Ltd. (Taiwan)	6,000	29,571
Gree Electric Appliances, Inc. - Class A (China)	92,900	433,923
Hisense Home Appliances Group Co., Ltd. - H Shares (China)	20,000	21,960
LF Corp. (South Korea)	3,796	48,046
Pou Chen Corp. (Taiwan)	63,000	70,012
Siyaram Silk Mills, Ltd. (India)	16,464	104,655
Skyworth Group, Ltd. (China)	408,000	174,142
TCL Electronics Holdings, Ltd. (China) (a)	52,000	20,754
Topkey Corp. (Taiwan)	4,000	23,769
Weiqiao Textile Co. - H Shares (China)	187,701	38,369
Youngone Corp. (South Korea) (a)	1,843	69,075
Youngone Holdings Co., Ltd. (South Korea) (a)	1,443	70,377
		1,254,143
Consumer Services — 0.0% (d)
New Oriental Education & Technology Group, Inc. (China) (a)(c)	7,200	25,380

Retailing — 5.9%
Alibaba Group Holding, Ltd. ADR (Hong Kong) (a)	7,500	660,675
China Harmony Auto Holding, Ltd. (China)	136,000	20,810
China Yongda Automobiles Services Holdings, Ltd. (China)	96,000	71,016
Dogan Sirketler Grubu Holdings A.S. (Turkey)	88,473	49,914
Dogus Otomotiv Servis ve Ticaret A/S (Turkey)	7,279	76,543
EEKA Fashion Holdings, Ltd. (China)	140,500	201,558
Meituan - Class B (China) (a)(c)	10,000	221,555
Naspers, Ltd. - N Shares (South Africa)	1,351	225,735
Organizacion Terpel S.A. (Colombia)	19,911	33,000
Pinduoduo, Inc. ADR (Japan) (a)	700	57,085
Topsports International Holdings, Ltd. (China) (c)	62,000	48,848
Vipshop Holdings, Ltd. ADR (China) (a)	36,600	499,224

See Notes to Financial Statements.
48	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2022

	Shares	Value
Retailing (continued)
Xinhua Winshare Publishing and Media Co., Ltd. - H Shares (China)	326,000	$219,509
		2,385,472
Consumer Staples — 6.2%
Food & Staples Retailing — 0.7%
Grupo Comercial Chedraui S.A. de C.V. (Mexico)	51,968	221,818
Migros Ticaret A.S. (Turkey) (a)	5,531	43,311
		265,129
Food, Beverage & Tobacco — 5.5%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)	9,272	33,577
Boustead Plantations Bhd (Malaysia)	202,300	29,711
China Foods, Ltd. (China)	604,455	216,338
China Modern Dairy Holdings, Ltd. (China)	432,000	54,648
Coca-Cola Femsa S.A.B. de C.V. ADR (Mexico)	500	33,940
Daesang Corp. (South Korea) (a)	1,636	28,517
Dali Foods Group Co., Ltd. (China) (c)	47,500	21,610
Dharma Satya Nusantara Tbk P.T. (Indonesia)	922,800	35,679
FGV Holdings Bhd (Malaysia)	163,089	49,018
GFPT Public Co., Ltd. (Thailand)	95,700	35,402
Godfrey Phillips India, Ltd. (India)	4,868	116,445
Hap Seng Plantations Holdings Bhd (Malaysia)	46,300	20,452
ITC, Ltd. (India)	68,105	272,703
JBS S.A. (Brazil)	42,500	176,782
Kim Loong Resources Bhd (Malaysia)	142,000	60,041
KRBL, Ltd. (India)	9,890	46,737
KT&G Corp. (South Korea) (a)	305	22,137
Minerva S.A. (Brazil)	39,400	96,588
Orion Holdings Corp. (South Korea) (a)	8,965	109,370
Perusahaan Perkebunan London Sumatra Tbk P.T. (Indonesia)	401,000	26,223
San Miguel Food and Beverage, Inc. (Philippines)	31,300	21,860
Sarawak Oil Palms Bhd (Malaysia)	31,050	18,398
Sawit Sumbermas Sarana Tbk P.T. (Indonesia)	563,800	53,398
Thaifoods Group PCL (Thailand)	814,100	121,033
Tongwei Co., Ltd. (China)	60,100	335,269
VST Industries, Ltd. (India)	4,614	184,440
		2,220,316
Household & Personal Products — 0.0% (d)
Hengan International Group Co., Ltd. (China)	5,000	26,509

Energy — 4.7%
Energy — 4.7%
Adaro Energy Indonesia Tbk P.T. (Indonesia)	115,900	28,796
Bukit Asam Tbk P.T. (Indonesia)	123,800	29,449
	Shares	Value
Energy (continued)
China Coal Energy Co., Ltd. - H Shares (China)	53,000	$43,032
China Petroleum & Chemical Corp. -H Shares (China)	174,000	83,834
China Shenhua Energy Co., Ltd. - Class A (China)	9,300	37,173
China Shenhua Energy Co., Ltd. - H Shares (China)	35,500	102,263
Coal India, Ltd. (India)	85,931	233,853
Ecopetrol S.A. ADR (Colombia)	4,900	51,303
Exxaro Resources, Ltd. (South Africa)	5,442	69,762
Gazprom PJSC (Russia) *(b)	101,150	0
HD Hyundai Co., Ltd. (South Korea)	468	21,269
LUKOIL PJSC ADR (Russia) *(a)(b)	2,253	0
Oil & Natural Gas Corp., Ltd. (India)	135,549	241,372
Petroleo Brasileiro S.A. ADR (Brazil)	19,400	206,610
Petronet LNG, Ltd. (India)	8,295	21,583
Polski Koncern Naftowy ORLEN S.A. (Poland)	7,746	113,889
PTT Exploration & Production PCL (Thailand)	17,100	87,119
PTT PCL (Thailand)	22,300	21,407
Reliance Industries, Ltd. 144A (India) (c)(e)	3,177	194,889
Rosneft Oil Co. PJSC (Russia) *(b)	16,950	0
Saudi Arabian Oil Co. (Saudi Arabia)	16,192	138,969
Shaanxi Coal Industry Co., Ltd. - Class A (China)	26,800	72,102
United Tractors Tbk P.T. (Indonesia)	11,500	19,335
Yankuang Energy Group Co., Ltd. - Class A (China)	6,800	33,040
Yankuang Energy Group Co., Ltd. - H Shares (China)	22,000	66,915
		1,917,964
Financials — 22.6%
Banks — 18.2%
Absa Group, Ltd. (South Africa)	31,671	359,605
Agricultural Bank of China, Ltd. - Class A (China)	76,900	32,432
Agricultural Bank of China, Ltd. - H Shares (China)	304,000	103,996
Akbank T.A.S. (Turkey)	80,117	83,721
Alliance Bank Malaysia Bhd (Malaysia)	61,900	51,756
Axis Bank, Ltd. (India) (c)	537	30,305
Banco Bradesco S.A. (Brazil)	66,032	168,246
Banco del Bajio S.A. (Mexico)	20,400	64,254
Banco do Brasil S.A. (Brazil)	64,000	420,444
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand ADR (Mexico)	7,900	47,637
Bank CIMB Niaga Tbk P.T. (Indonesia)	1,626,600	124,236
Bank Handlowy w Warszawie S.A. (Poland)	3,187	55,180
Bank Mandiri Persero Tbk P.T. (Indonesia)	116,800	74,706
Bank of Baroda (India)	105,269	235,832

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	49

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2022

	Shares	Value
Banks (continued)
Bank of Beijing Co., Ltd. - Class A (China)	76,300	$47,656
Bank of China, Ltd. - H Shares (China)	1,527,000	552,658
Bank of Chongqing Co., Ltd. - H Shares (China)	45,000	23,398
Bank of Communications Co., Ltd. - H Shares (China)	349,000	200,287
Bank of India (India)	27,452	29,227
Bank of Jiangsu Co., Ltd. - Class A (China)	49,000	51,728
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk P.T. (Indonesia)	980,946	85,006
Bank Saint Petersburg PJSC (Russia) *(b)	136,120	0
Canara Bank (India)	43,828	176,175
China Banking Corp. (Philippines)	70,100	34,565
China CITIC Bank Corp., Ltd. - H Shares (China)	171,000	75,670
China Construction Bank Corp. - H Shares (China)	790,000	494,050
China Everbright Bank Co., Ltd. - H Shares (China)	528,000	160,760
Chongqing Rural Commercial Bank Co., Ltd. - H Shares (China)	67,000	22,891
DCB Bank, Ltd. (India)	26,980	41,275
Dubai Islamic Bank PJSC (United Arab Emirates)	92,775	143,993
Emirates NBD Bank PJSC (United Arab Emirates)	76,715	270,193
Faisal Islamic Bank of Egypt (Egypt)	23,957	24,673
Far Eastern International Bank (Taiwan)	68,000	24,286
Federal Bank, Ltd. (India)	43,676	73,250
Haci Omer Sabanci Holding A.S. (Turkey)	25,448	61,408
Hana Financial Group, Inc. (South Korea)	4,703	157,262
Hong Leong Financial Group Bhd (Malaysia)	5,500	23,281
Huaxia Bank Co., Ltd. - Class A (China)	40,200	30,233
Huishang Bank Corp., Ltd. - H Shares (China)	75,384	23,923
IIFL Finance, Ltd. (India)	3,221	18,696
Indian Bank (India)	41,510	142,977
Industrial & Commercial Bank of China, Ltd. - H Shares (China)	442,000	226,694
Industrial Bank Co., Ltd. - Class A (China)	19,100	48,619
Industrial Bank of Korea (South Korea)	6,979	54,468
JB Financial Group Co., Ltd. (South Korea)	4,981	31,251
Karnataka Bank, Ltd. (The) (India)	12,175	22,367
Karur Vysya Bank, Ltd. (India)	86,299	117,863
Kasikornbank PCL (Thailand)	26,800	113,980
Krung Thai Bank PCL (Thailand)	49,900	25,475
LIC Housing Finance, Ltd. (India)	4,812	24,053
	Shares	Value
Banks (continued)
Malaysia Building Society Bhd (Malaysia) (a)	291,420	$40,832
Metropolitan Bank & Trust Co. (Philippines)	48,530	47,174
National Bank of Kuwait S.A.K.P. (Kuwait)	56,824	200,143
National Commercial Bank (Saudi Arabia)	28,191	379,377
Nedbank Group, Ltd. (South Africa)	20,896	261,404
Philippine National Bank (Philippines) (a)	43,300	14,790
Qatar National Bank QPSC (Qatar)	10,498	52,055
RHB Bank Bhd (Malaysia)	68,700	90,535
Saudi British Bank (The) (Saudi Arabia)	23,971	246,585
Saudi Investment Bank (The) (Saudi Arabia)	38,631	178,095
Sberbank of Russia PJSC (Russia) *(a)(b)	19,830	0
Shinhan Financial Group Co., Ltd. ADR (South Korea)	4,700	131,271
SinoPac Financial Holdings Co., Ltd. (Taiwan)	35,000	19,035
Turkiye Is Bankasi A.S. (Turkey)	108,175	74,023
Union Bank of India, Ltd. (India)	102,542	99,408
VTB Bank PJSC (Russia) *(a)(b)	339,760,000	0
Woori Financial Group, Inc. (South Korea)	6,240	57,243
		7,398,611
Diversified Financials — 2.5%
Adira Dinamika Multi Finance Tbk P.T. (Indonesia)	145,000	84,053
Bajaj Holdings & Investment, Ltd. (India)	790	54,774
Bank of Greece (Greece)	3,053	54,711
Capital Securities Corp. (Taiwan)	117,000	41,184
Gentera S.A.B. de C.V. (Mexico)	128,400	144,558
Manappuram Finance, Ltd. (India)	17,650	24,763
Power Finance Corp., Ltd. (India)	86,444	147,370
REC, Ltd. (India)	171,136	240,963
Shinyoung Securities Co., Ltd. (South Korea)	795	36,040
Shriram Transport Finance Co., Ltd. (India) (a)	3,057	50,765
Tata Investment Corp., Ltd. (India)	4,663	118,892
		998,073
Insurance — 1.9%
DB Insurance Co., Ltd. (South Korea) (a)	1,012	52,677
Farglory Life Insurance Co., Ltd. (Taiwan)	55,356	23,409
Fubon Financial Holdings Co., Ltd. (Taiwan)	293,538	536,794
People’s Insurance Co. Group of China, Ltd. (The) - H Shares (China)	97,000	32,089
PICC Property & Casualty Co., Ltd. - H Shares (China)	96,000	90,766
Shinkong Insurance Co., Ltd. (Taiwan)	32,000	50,859
		786,594

See Notes to Financial Statements.
50	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2022

	Shares	Value
Health Care — 3.9%
Health Care Equipment & Services — 1.0%
SD Biosensor, Inc. (South Korea)	9,587	$230,543
Sinopharm Group Co., Ltd. - H Shares (China)	25,200	63,783
TaiDoc Technology Corp. (Taiwan) (a)	17,000	102,165
		396,491
Pharmaceuticals, Biotechnology & Life Sciences — 2.9%
Cadila Healthcare, Ltd. (India)	15,918	80,685
China Medical System Holdings, Ltd. (China)	84,000	131,440
China Resources Pharmaceutical Group, Ltd. (China) (c)	38,500	31,053
China Shineway Pharmaceutical Group, Ltd. (China)	320,000	310,394
Consun Pharmaceutical Group, Ltd. (China)	370,492	191,437
Dr. Reddy’s Laboratories, Ltd. ADR (India)	2,300	119,025
Granules India, Ltd. (India)	7,165	27,578
SSY Group, Ltd. (China)	438,000	241,245
Tempo Scan Pacific Tbk P.T. (Indonesia)	373,100	33,894
		1,166,751
Industrials — 6.0%
Capital Goods — 3.0%
ALFA S.A.B de C.V. - Class A (Mexico)	95,900	61,169
Apar Industries, Ltd. (India)	3,252	70,530
Beijing Urban Construction Design & Development Group Co., Ltd. - H Shares (China) (c)	81,000	20,133
BizLink Holding, Inc. (Taiwan)	3,000	23,032
China Communications Services Corp., Ltd. - H Shares (China)	62,000	22,557
China Railway Group, Ltd. - Class A (China)	57,200	46,012
China Railway Group, Ltd. - H Shares (China)	112,000	58,809
CITIC, Ltd. (China)	69,000	72,548
DMCI Holdings, Inc. (Philippines)	324,700	70,251
Doosan Bobcat, Inc. (South Korea)	808	22,201
FSP Technology, Inc. (Taiwan)	32,000	39,553
GS Holdings Corp. (South Korea)	2,129	74,192
Hanwha Corp. (South Korea) (a)	1,033	21,111
Hexindo Adiperkasa Tbk P.T. (Indonesia)	47,960	16,300
Industries Qatar Q.S.C. (Qatar)	33,202	117,235
Iochpe-Maxion S.A. (Brazil)	30,800	68,573
KAP Industrial Holdings, Ltd. (South Africa)	148,766	38,717
Kepler Weber S.A. (Brazil)	4,900	18,658
Kumho Industrial Co., Ltd. (South Korea) (a)	4,265	23,743
LG Balakrishnan & Bros, Ltd. (India)	5,423	45,038
LT Group, Inc. (Philippines)	307,800	50,917
LX International Corp. (South Korea) (a)	1,331	36,007
Nava, Ltd. (India)	21,296	63,117
Posco International Corp. (South Korea) (a)	1,649	29,721
	Shares	Value
Capital Goods (continued)
Power Mech Projects, Ltd. (India)	1,328	$31,753
Sinopec Engineering Group Co., Ltd. - H Shares (China)	50,000	21,925
TBEA Co., Ltd. - Class A (China)	13,000	37,727
Zhengzhou Coal Mining Machinery Group Co., Ltd. - H Shares (China)	20,000	17,493
		1,219,022
Commercial & Professional Services — 0.1%
Tianjin Capital Environmental Protection Group Co., Ltd. (China)	72,000	30,073

Transportation — 2.9%
Allcargo Logistics, Ltd. (India)	13,685	66,678
Anhui Expressway Co., Ltd. - H Shares (China)	58,000	46,581
Cia Sud Americana de Vapores S.A. (Chile)	627,603	49,448
COSCO SHIPPING Holdings Co., Ltd. - Class A (China)	32,397	48,215
COSCO SHIPPING Holdings Co., Ltd. - H Shares (China)	85,700	87,116
Daqin Railway Co., Ltd. - Class A (China)	26,800	25,952
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan) (a)	23,200	122,595
Grindrod, Ltd. (South Africa)	87,555	51,524
Gujarat Pipavav Port, Ltd. (India)	23,103	28,146
HMM Co., Ltd. (South Korea) (a)	8,828	138,174
Hyundai Glovis Co., Ltd. (South Korea) (a)	629	82,006
Jiangsu Expressway Co., Ltd. - H Shares (China)	46,000	41,873
Orient Overseas International, Ltd. (Hong Kong)	2,000	36,046
Pan Ocean Co., Ltd. (South Korea) (a)	5,723	26,201
Precious Shipping PCL (Thailand)	62,500	29,001
Regional Container Lines PCL (Thailand)	30,100	26,692
Shanghai International Port Group Co., Ltd. - Class A (China)	102,500	79,294
Shenzhen Expressway Corp., Ltd. - H Shares (China)	28,000	24,090
Sinotrans, Ltd. - H Shares (China)	66,000	21,422
Tianjin Port Development Holdings, Ltd. (China)	320,000	23,243
Wisdom Marine Lines Co., Ltd. (Taiwan)	12,000	23,894
Yang Ming Marine Transport Corp. (Taiwan)	47,000	99,821
		1,178,012
Information Technology — 18.4%
Semiconductors & Semiconductor Equipment — 7.6%
ASE Technology Holding Co., Ltd. ADR (Taiwan)	40,200	252,054
Chipbond Technology Corp. (Taiwan)	18,000	33,553
Daqo New Energy Corp. ADR (China) (a)	3,800	146,718

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	51

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2022

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Foxsemicon Integrated Technology, Inc. (Taiwan)	4,000	$23,131
GCL Technology Holdings, Ltd. (China) (a)	410,000	103,448
King Yuan Electronics Co., Ltd. (Taiwan)	19,000	22,310
Kinsus Interconnect Technology Corp. (Taiwan)	6,000	20,283
Powertech Technology, Inc. (Taiwan)	11,000	28,241
Radiant Opto-Electronics Corp. (Taiwan)	10,000	34,053
SIMMTECH Co., Ltd. (South Korea)	2,109	44,663
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	26,050	1,940,465
United Microelectronics Corp. (Taiwan) (a)	325,000	426,936
		3,075,855
Software & Services — 1.5%
HCL Technologies, Ltd. (India)	26,650	334,332
Hinduja Global Solutions, Ltd. (India)	11,323	182,163
Samsung SDS Co., Ltd. (South Korea) (a)	1,029	100,706
		617,201
Technology Hardware & Equipment — 9.3%
Asia Vital Components Co., Ltd. (Taiwan)	7,000	25,403
Catcher Technology Co., Ltd. (Taiwan)	32,000	175,709
Chicony Electronics Co., Ltd. (Taiwan)	10,000	28,001
China Railway Signal & Communication Corp., Ltd. - H Shares (China) (c)	496,171	161,802
Compeq Manufacturing Co., Ltd. (Taiwan)	32,000	46,157
FLEXium Interconnect, Inc. (Taiwan) (a)	8,000	25,402
Foxconn Industrial Internet Co., Ltd. - Class A (China)	17,600	23,398
Gold Circuit Electronics, Ltd. (Taiwan) (a)	9,000	25,282
Hon Hai Precision Industry Co., Ltd. (Taiwan)	92,000	298,140
Innodisk Corp. (Taiwan)	4,118	24,830
INTOPS Co., Ltd. (South Korea)	9,236	204,209
IsuPetasys Co., Ltd. (South Korea) (a)	8,693	39,158
Lenovo Group, Ltd. (China)	382,000	311,133
LG Innotek Co., Ltd. (South Korea) (a)	2,095	424,288
Lite-On Technology Corp. (Taiwan)	92,000	190,099
Primax Electronics, Ltd. (Taiwan)	18,000	32,429
Redington, Ltd. (India)	140,197	306,063
Samsung Electronics Co., Ltd. (South Korea)	22,356	985,392
Simplo Technology Co., Ltd. (Taiwan)	4,000	37,023
Taiwan PCB Techvest Co., Ltd. (Taiwan)	32,000	37,660
Unimicron Technology Corp. (Taiwan)	33,000	128,089
Wistron Corp. (Taiwan)	84,000	80,211
Yangtze Optical Fibre and Cable Joint Stock, Ltd. - H Shares (China) (c)	16,500	29,302
Zhen Ding Technology Holdings, Ltd. (Taiwan)	45,000	153,046
		3,792,226
	Shares	Value
Materials — 8.3%
Materials — 8.3%
Abou Kir Fertilizers & Chemical Industries (Egypt)	19,957	$31,324
African Rainbow Minerals, Ltd. (South Africa)	4,931	83,312
Alpek S.A.B de C.V. (Mexico)	57,900	81,973
Castrol India, Ltd. (India)	16,918	25,172
Chengxin Lithium Group Co., Ltd. - Class A (China)	3,100	16,769
China BlueChemical, Ltd. - H Shares (China)	92,000	21,752
China Lumena New Materials Corp. (China) (a)(b)	1,700	0
China Metal Products Co., Ltd. (Taiwan)	23,000	21,446
China XLX Fertiliser, Ltd. (China)	38,000	19,679
Coromandel International, Ltd. (India)	3,953	42,365
Dongkuk Steel Mill Co., Ltd (South Korea) (a)	2,167	19,232
Empresas CMPC S.A. (Chile)	27,214	45,374
Fufeng Group, Ltd. (China)	34,692	21,041
Gloria Material Technology Corp. (Taiwan)	39,000	47,092
Gujarat Alkalies & Chemicals, Ltd. (India)	2,229	20,610
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd. (India)	7,896	53,038
Hanil Holdings Co., Ltd. (South Korea)	2,166	18,560
Henan Shenhuo Coal & Power Co., Ltd. - Class A (China)	8,500	18,372
Hindustan Zinc, Ltd. (India)	18,637	72,459
Huaibei Mining Holdings Co., Ltd. - Class A (China)	20,200	37,424
Hubei Xingfa Chemicals Group Co., Ltd. - Class A (China)	5,800	24,314
Hyundai Steel Co. (South Korea) (a)	2,917	71,397
Impala Platinum Holdings, Ltd. (South Africa)	2,473	31,074
Indorama Ventures PCL (Thailand)	66,400	77,992
Jastrzebska Spolka Weglowa S.A. (Poland) (a)	2,094	28,137
Jinan Acetate Chemical Co., Ltd. (Taiwan)	4,000	23,085
Jindal Steel & Power, Ltd. (India)	6,244	43,810
JK Paper, Ltd. (India)	4,561	22,506
Kumho Petrochemical Co., Ltd. (South Korea) (a)	380	38,027
Luxi Chemical Group Co., Ltd. - Class A (China)	12,600	22,577
Magnitogorsk Iron & Steel Works PJSC (Russia) *(b)	194,390	0
Maharashtra Seamless, Ltd. (India)	4,954	19,381
NMDC Steel, Ltd. (India) (a) (c)	48,687	22,246
NMDC, Ltd. (India)	48,687	72,362
Novolipetsk Steel PJSC (Russia) *(a)(b)(c)	2,870	0
Omnia Holdings, Ltd. (South Africa)	5,382	19,814
PCC Rokita S.A. (Poland)	1,348	29,494

See Notes to Financial Statements.
52	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2022

	Shares	Value
Materials (continued)
Petronas Chemicals Group Bhd (Malaysia)	78,700	$154,202
Polyplex Thailand PCL (Thailand)	35,000	25,513
POSCO Holdings, Inc. ADR (South Korea)	4,500	245,115
Rashtriya Chemicals & Fertilizers, Ltd. (India)	21,227	34,490
SABIC Agri-Nutrients Co. (Saudi Arabia)	4,177	163,015
Sahara International Petrochemical Co. (Saudi Arabia)	33,880	309,817
Sappi, Ltd. (South Africa) (a)	7,792	22,578
Sasol, Ltd. (South Africa)	12,164	194,100
Shougang Fushan Resources Group, Ltd. (China)	66,000	21,049
Siam City Cement Public Co., Ltd. (Thailand)	5,300	23,498
Sichuan Hebang Biotechnology Co., Ltd. - Class A (China)	75,000	33,025
Sichuan Yahua Industrial Group Co., Ltd. - Class A (China)	6,900	23,201
Sitios LatinoAmerica S.A.B. de C.V. (Mexico) (a)	10,500	4,957
Ta Ann Holdings Bhd (Malaysia)	37,200	32,033
Taiwan Hon Chuan Enterprise Co., Ltd. (Taiwan)	11,000	31,056
Tharisa PLC (South Africa)	30,632	36,258
Tianqi Lithium Corp. - Class A (China) (a)	2,500	28,578
Ton Yi Insudtrial Corp. (Taiwan)	75,000	41,538
TPI Polene PCL (Thailand)	473,300	24,877
UPL, Ltd. (India)	10,733	92,731
Vale S.A. ADR (Brazil)	27,774	471,325
Vedanta, Ltd. (India)	28,782	107,162
West China Cement, Ltd. (China)	166,000	19,517
		3,382,845
Real Estate — 1.9%
Real Estate — 1.9%
AP Thailand PCL (Thailand)	175,900	58,890
China Electronics Optics Valley Union Holding Co., Ltd. (China)	262,577	13,049
China Overseas Land & Investment, Ltd. (China)	49,500	129,533
Emaar Properties PJSC (United Arab Emirates)	110,500	175,793
Gemdale Properties and Investment Corp., Ltd. (China)	320,000	26,075
Huaku Development Co., Ltd. (Taiwan)	8,000	23,143
PLA Administradora Industrial S. de R.L. de C.V. (Mexico) (c)	16,800	24,147
Poly Property Group Co., Ltd. (China)	173,000	38,586
Shanghai Industrial Urban Development Group, Ltd. (China)	99,862	8,422
Shenzhen Investment, Ltd. (China)	380,724	65,208
Supalai PCL (Thailand)	131,600	92,362
Youngor Group Co., Ltd. - Class A (China)	103,400	94,815
		750,023
	Shares	Value
Utilities — 2.9%
Utilities — 2.9%
Beijing Enterprises Holdings, Ltd. (China)	54,500	$174,005
Canvest Environmental Protection Group Co., Ltd. (China)	45,000	24,214
China Everbright Water, Ltd. (China)	143,700	26,298
Cia de Saneamento de Minas Gerais S.A. (Brazil)	7,100	21,072
Engie Brasil Energia S.A. (Brazil)	2,800	20,063
GAIL India, Ltd. (India) (c)	3,218	22,655
Gas Malaysia Bhd (Malaysia)	33,900	25,144
Korea Gas Corp. (South Korea) (a)	3,139	90,615
Kunlun Energy Co., Ltd. (China)	242,000	172,048
Malakoff Corp. Bhd (Malaysia)	159,200	23,525
NTPC, Ltd. (India)	109,398	220,086
OGK-2 PJSC (Russia) *(b)	5,740,000	0
Perusahaan Gas Negara Tbk P.T. (Indonesia)	174,900	19,823
Power Grid Corp. of India, Ltd. (India)	79,348	204,647
Saudi Electricity Co. (Saudi Arabia)	15,555	96,141
Synergy Grid & Development Phils, Inc. (Philippines)	214,600	42,913
Total Common Stocks (Cost $39,161,742)		1,183,249
		40,107,037
PREFERRED STOCKS — 1.5%
Energy — 0.5%
Energy — 0.5%
Petroleo Brasileiro S.A. ADR (Brazil)	23,700	220,173
Surgutneftegas PJSC (Russia) *(b)	541,500	0
		220,173
Industrials — 0.0% (d)
Capital Goods — 0.0% (d)
Randon S.A. Implementos e Participacoes (Brazil)	11,300	17,549

Information Technology — 0.5%
Technology Hardware & Equipment — 0.5%
Samsung Electronics Co., Ltd. (South Korea)	4,645	186,921

Materials — 0.4%
Materials — 0.4%
Gerdau S.A. (Brazil)	27,100	150,556

Utilities — 0.1%
Utilities — 0.1%
Cia de Saneamento do Parana (Brazil)	60,000	41,425
Total Preferred Stocks (Cost $822,548)		616,624

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	53

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2022

	Shares	Value
WARRANTS — 0.0% (d)
Real Estate — 0.0% (d)
Real Estate — 0.0% (d)
Noble Development PLC (Cost $0)	14,775	$226

Investments at Value — 100.3%
(Cost $39,984,290)		$40,723,887

Liabilities in Excess of Other Assets — (0.3%)		(126,094)

Net Assets — 100.0%		$40,597,793

*	Security has been suspended of trading due to the ongoing conflict in Russia and Ukraine. As a result, management made the decision to value the security at $0.

(a)	Non-income producing security.

(b)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.0% of net assets. The total value of these securities is $0.

(c)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $1,590,204, which represents 3.9% of net assets as of December 31, 2022.

(d)	Percentage rounds to less than 0.1%.

(e)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

		% of Net
Country	Value	Assets
China	$12,311,519	30.3%
India	6,101,773	15.0%
Taiwan	5,760,877	14.2%
South Korea	4,795,105	11.8%
Brazil	2,098,064	5.2%
Saudi Arabia	1,606,243	4.0%
South Africa	1,424,770	3.5%
Thailand	888,128	2.2%
Mexico	875,553	2.2%
Indonesia	783,566	1.9%
Malaysia	707,054	1.8%
Hong Kong	696,721	1.7%
United Arab Emirates	647,335	1.6%
Turkey	422,497	1.1%
Kuwait	334,146	0.8%
Qatar	297,888	0.7%
Philippines	282,470	0.7%
Poland	226,700	0.6%
Chile	211,382	0.5%
Colombia	84,303	0.2%
Japan	57,085	0.1%
Egypt	55,997	0.1%
Greece	54,711	0.1%
Russia	0	0.0%
Total Investments	$40,723,887	100.3%
Liabilities in Excess of Other Assets	(126,094)	(0.3%)
Net Assets	$40,597,793	100.0%

See Notes to Financial Statements.
54	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2022

	Shares	Value
COMMON STOCKS — 98.7%
Communication Services — 3.5%
Media & Entertainment — 2.0%
ITV PLC (United Kingdom)	48,938	$44,255
MFE-MediaForEurope N.V. - Class A (Italy)	201,673	78,160
MIXI, Inc. (Japan) (a)	18,600	346,914
Next Fifteen Communications Group plc (United Kingdom)	43,057	511,759
Seven West Media, Ltd. (Australia) (a)	493,108	132,295
SKY Perfect JSAT Holdings, Inc. (Japan)	47,800	175,637
Television Francaise 1 (France)	79,730	612,261
TX Group A.G. (Switzerland)	300	47,942
		1,949,223
Telecommunication Services — 1.5%
Airtel Africa PLC (United Kingdom)	403,957	544,295
Bezeq-The Israeli Telecommunication Corp., Ltd. (Israel)	200,635	344,084
Millicom International Cellular S.A. (Sweden) (a)	19,389	245,682
SmarTone Telecommunications Holdings, Ltd. (Hong Kong)	106,000	63,940
Telekom Austria A.G. (Austria) (a)	43,321	267,759
		1,465,760
Consumer Discretionary — 12.2%
Automobiles & Components — 3.6%
Gestamp Automocion S.A. (Spain)	139,472	538,686
Mitsubishi Motors Corp. (Japan) (a)	115,400	438,173
NGK Spark Plug Co., Ltd. (Japan)	32,900	602,865
NHK Spring Co., Ltd. (Japan)	55,980	355,892
Schaeffler A.G. - Preferred Shares (Germany)	77,163	521,422
Toyo Tire Corp. (Japan)	38,200	429,880
Vitesco Technologies Group A.G. (Germany) (a)	2,082	120,418
Yokohama Rubber Co., Ltd. (Japan)	28,100	434,739
		3,442,075
Consumer Durables & Apparel — 4.9%
Bellway PLC (United Kingdom)	7,744	177,080
Cleanup Corp. (Japan)	15,900	77,644
Coats Group PLC (United Kingdom)	636,141	510,447
Pacific Textiles Holdings, Ltd. (Hong Kong)	225,078	73,739
Redrow PLC (United Kingdom)	122,724	672,469
SANKYO Co., Ltd. (Japan)	21,000	857,842
Stella International Holdings, Ltd. (Hong Kong)	70,000	65,915
Sumitomo Forestry Co., Ltd. (Japan)	38,100	673,242
Tamron Co., Ltd. (Japan)	16,499	371,396
Texhong Textile Group, Ltd. (Hong Kong)	638,000	508,975
Vistry Group PLC (United Kingdom)	101,471	764,224
		4,752,973
Consumer Services — 1.5%
AcadeMedia A.B. (Sweden) (b)	48,101	205,480
Betsson A.B. (Sweden) (a)	109,724	891,919
	Shares	Value
Consumer Services (continued)
Cie des Alpes (France) (a)	19,473	$299,785
		1,397,184
Retailing — 2.2%
Delek Automotive Systems, Ltd. (Israel)	33,084	387,453
Harvey Norman Holdings, Ltd. (Australia)	190,674	534,215
IDOM, Inc. (Japan)	78,800	394,882
Inchcape plc (United Kingdom)	4,743	46,826
JB Hi-Fi, Ltd. (Australia)	11,623	331,242
Super Retail Group, Ltd. (Australia)	58,411	423,901
		2,118,519
Consumer Staples — 6.3%
Food & Staples Retailing — 1.8%
Axial Retailing, Inc. (Japan) (a)	12,256	315,573
GrainCorp, Ltd. - Class A (Australia)	148,795	750,079
Halows Co., Ltd. (Japan)	10,200	224,869
Mitsubishi Shokuhin Co., Ltd. (Japan)	19,519	461,838
		1,752,359
Food, Beverage & Tobacco — 4.4%
Agrana Beteiligungs A.G. (Austria)	534	8,548
Austevoll Seafood A.S.A. (Norway)	29,755	268,377
Bumitama Agri, Ltd. (Singapore)	144,400	63,678
First Pacific Co., Ltd. (Hong Kong)	384,000	114,379
Golden Agri-Resources, Ltd. (Singapore)	2,175,700	406,052
Greencore Group plc (United Kingdom) (a)	499,039	386,999
Itoham Yonekyu Holdings, Inc. (Japan)	103,600	549,655
Mitsui DM Sugar Holdings Co., Ltd. (Japan)	28,618	435,842
Morinaga & Co., Ltd. (Japan)	9,500	283,403
Origin Enterprises PLC (Ireland) (a)	40,410	186,494
Premier Foods PLC (United Kingdom)	36,303	47,660
S Foods, Inc. (Japan)	19,900	447,921
Scandinavian Tobacco Group A/S (Denmark) (b)	34,127	599,927
Starzen Co., Ltd. (Japan)	4,705	74,069
Suedzucker A.G. (Germany)	3,400	59,358
Toyo Suisan Kaisha, Ltd. (Japan) (a)	7,000	269,639
Vilmorin & Cie S.A. (France)	1,134	55,441
		4,257,442
Household & Personal Products — 0.1%
Best World International, Ltd. (Singapore) (a)	38,000	50,500

Energy — 3.1%
Energy — 3.1%
Cosmo Energy Holdings Co., Ltd. (Japan)	23,800	629,888
CropEnergies A.G. (Germany)	25,903	360,560
Delek Group, Ltd. (Israel) (a)	1,082	118,522
Etablissements Maurel et Prom S.A. (France)	11,775	50,888
Gulf Keystone Petroleum, Ltd. (United Kingdom)	129,753	316,136

See Notes to Financial Statements.

Annual Report | December 31, 2022 |	55

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2022

	Shares	Value
Energy (continued)
Hafnia, Ltd. (Norway)	42,973	$221,014
New Hope Corp., Ltd. (Australia)	104,630	449,306
Oil Refineries, Ltd. (Israel)	573,467	200,962
Saras S.p.A. (Italy) (a)	54,500	67,024
Whitehaven Coal, Ltd. (Australia)	91,811	584,864
		2,999,164
Financials — 11.8%
Banks — 6.7%
77 Bank, Ltd. (The) (Japan) (a)	14,878	249,333
Banco BPM S.p.A. (Italy)	38,280	136,509
Banco de Sabadell S.A. (Spain)	121,485	114,227
Bank of Georgia Group PLC (United Kingdom)	30,973	968,647
BAWAG Group A.G. (Austria) (a)(b)	3,171	169,035
BPER Banca S.p.A. (Italy) (a)	168,560	345,684
Dah Sing Financial Holdings, Ltd. (Hong Kong)	45,200	104,393
Helia Group, Ltd. (Australia)	514,342	959,710
Keiyo Bank, Ltd. (The) (Japan)	129,900	577,521
Nishi-Nippon Financial Holdings, Inc. (Japan)	81,300	594,027
OSB Group PLC (United Kingdom)	61,923	358,016
Sydbank A/S (Denmark)	19,698	828,743
TBC Bank Group PLC (United Kingdom)	32,713	897,688
Virgin Money UK PLC (United Kingdom)	62,890	138,295
		6,441,828
Diversified Financials — 2.8%
Banca IFIS S.p.A. (Italy)	23,900	340,624
Cembra Money Bank AG (Switzerland)	638	52,953
Credit Saison Co., Ltd. (Japan)	20,400	262,992
Eclipx Group, Ltd. (Australia) (a)	34,349	46,985
Fuyo General Lease Co., Ltd. (Japan)	3,600	234,640
Jaccs Co., Ltd. (Japan)	17,037	532,995
Leonteq A.G. (Switzerland)	11,174	526,902
Resurs Holding A.B. (Sweden) (b)	243,662	582,605
TP ICAP Group plc (United Kingdom)	22,863	48,229
Yangzijiang Financial Holding, Ltd. (Singapore) (a)	243,200	64,500
		2,693,425
Insurance — 2.3%
ASR Nederland N.V. (Netherlands)	16,438	781,275
Coface S.A. (France)	10,524	136,677
Phoenix Holdings, Ltd. (The) (Israel)	47,210	503,400
Unipol Gruppo S.p.A. (Italy)	157,203	765,625
		2,186,977
Health Care — 6.8%
Health Care Equipment & Services — 4.6%
Ambea A.B. (Sweden) (b)	100,251	422,430
Ansell, Ltd. (Australia)	2,488	47,785
Australian Clinical Labs, Ltd. (Australia)	213,176	433,109
BML, Inc. (Japan)	18,400	466,701
Coltene Holding A.G. (Switzerland) (a)	1,723	142,001
Eiken Chemical Co., Ltd. (Japan)	34,700	448,438
Galenica A.G. (Switzerland) (b)	13,616	1,111,006
Guerbet (France)	4,052	73,631
	Shares	Value
Health Care Equipment & Services (continued)
H.U. Group Holdings, Inc. (Japan)	23,700	$517,559
Medmix A.G. (Switzerland)	2,833	53,861
Oceania Healthcare, Ltd. (New Zealand)	169,236	81,635
Oriola OYJ (Finland)	115,041	214,339
Ryman Healthcare, Ltd. (New Zealand)	14,276	48,315
Synlab A.G. (Germany)	24,866	300,923
		4,361,733
Pharmaceuticals, Biotechnology & Life Sciences — 2.2%
Alliance Pharma PLC (United Kingdom)	603,032	386,363
Boiron S.A. (France)	5,279	286,589
COSMO Pharmaceuticals N.V. (Switzerland)	2,323	153,763
Gerresheimer A.G. (Germany)	1,914	128,077
H Lundbeck A/S (Denmark)	66,230	248,051
Indivior plc (United Kingdom) (a)	30,791	689,007
Kissei Pharmaceutical Co., Ltd. (Japan) (a)	5,882	114,909
United Laboratories International Holdings, Ltd. (The) (Hong Kong)	212,000	132,346
		2,139,105
Industrials — 22.7%
Capital Goods — 14.5%
Austal, Ltd. (Australia)	28,833	40,834
Balfour Beatty PLC (United Kingdom)	33,932	138,481
Danieli & C. Officine Meccaniche S.p.A. (Italy)	27,381	420,149
Deutz A.G. (Germany)	90,456	389,400
Fletcher Building, Ltd. (New Zealand)	173,379	519,173
Fujikura, Ltd. (Japan) (a)	46,900	352,492
Hanwa Co., Ltd. (Japan)	12,200	344,650
IDEC Corp. (Japan)	24,200	533,877
Implenia A.G. (Switzerland) (a)	14,193	585,534
INFRONEER Holdings, Inc. (Japan) (a)	53,000	402,724
Inwido A.B. (Sweden)	18,763	199,676
Keller Group PLC (United Kingdom)	54,533	527,386
Kitz Corp. (Japan)	50,000	299,238
Kloeckner & Co. S.E. (Germany)	7,688	75,507
Koninklijke BAM Groep N.V. (Netherlands) (a)	189,519	441,227
Leonardo S.p.A. (Italy)	66,916	577,312
Makino Milling Machine Co., Ltd. (Japan) (a)	4,100	133,927
Morgan Advanced Materials PLC (United Kingdom)	12,991	49,390
Morgan Sindall Group PLC (United Kingdom)	37,001	687,908
NCC A.B. (Sweden)	7,893	73,766
Nichias Corp. (Japan)	18,600	332,312
Noritake Co., Ltd. (Japan)	7,825	238,004
Noritsu Koki Co., Ltd. (Japan)	18,000	323,682
NRW Holdings, Ltd. (Australia)	525,244	1,002,445
OC Oerlikon Corp. A.G. (Switzerland)	28,168	184,728
Porr A.G. (Austria)	16,866	212,383
Rexel S.A. (France)	38,480	761,310

See Notes to Financial Statements.

56	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2022

	Shares	Value
Capital Goods (continued)
Sanyo Denki Co., Ltd. (Japan) (a)	7,400	$320,867
Signify N.V. (Netherlands) (b)	2,505	84,351
Sodick Co., Ltd. (Japan)	82,800	443,241
Sojitz Corp. (Japan)	50,800	967,769
Star Micronics Co., Ltd. (Japan)	56,100	687,013
Strabag SE (Austria)	8,166	341,890
Vesuvius PLC (United Kingdom)	111,871	546,629
Yangzijiang Shipbuilding Holdings, Ltd. (Singapore)	624,200	634,066
Yurtec Corp. (Japan)	7,192	40,002
		13,913,343
Commercial & Professional Services — 2.2%
Applus Services S.A. (Spain)	7,125	49,065
Bilfinger S.E. (Germany)	4,983	143,596
Brunel International N.V. (Netherlands)	17,164	176,069
Elis S.A. (France)	9,686	143,020
Loomis A.B. (Sweden)	15,207	416,878
PageGroup PLC (United Kingdom)	17,709	98,595
Prosegur Cash S.A. (Spain) (a)(b)	118,876	76,119
Renewi PLC (United Kingdom) (a)	11,351	82,008
Societe BIC S.A. (France)	8,375	573,469
SThree plc (United Kingdom)	76,849	374,388
		2,133,207
Transportation — 6.0%
bpost S.A. (Belgium)	76,431	393,067
D/S Norden A/S (Denmark)	16,487	993,729
Golden Ocean Group, Ltd. (Norway)	64,497	564,131
Kawasaki Kisen Kaisha, Ltd. (Japan)	18,300	387,461
Mitsui OSK Lines, Ltd. (Japan)	15,300	382,253
Mitsui-Soko Holdings Co., Ltd. (Japan)	12,500	339,660
MPC Container Ships A.S.A. (Norway)	185,145	305,382
NS United Kaiun Kaisha, Ltd. (Japan) (a)	7,038	206,905
Pacific Basin Shipping, Ltd. (Hong Kong)	1,433,000	482,748
Redde Northgate PLC (United Kingdom)	110,559	550,643
Stolt-Nielsen, Ltd. (Norway)	16,916	466,027
Wallenius Wilhelmsen A.S.A. (Norway)	60,601	596,865
ZIM Integrated Shipping Services, Ltd. (Israel)	6,900	118,611
		5,787,482
Information Technology — 9.3%
Semiconductors & Semiconductor Equipment — 1.7%
Elmos Semiconductor S.E. (Germany)	9,922	566,947
Micronics Japan Co., Ltd. (Japan)	26,400	258,581
u-blox Holding A.G. (Switzerland) (a)	7,169	855,827
		1,681,355
Software & Services — 4.1%
ATEA A.S.A. (Norway) (a)	5,214	60,836
Computacenter PLC (United Kingdom)	35,081	814,619
Econocom Group S.A./N.V. (Belgium)	167,699	511,713
Hansen Technologies, Ltd. (Australia)	100,662	352,112
Indra Sistemas S.A. (Spain)	52,851	602,634
Know IT A.B. (Sweden)	13,070	255,395
Learning Technologies Group PLC (United Kingdom)	304,332	424,554
	Shares	Value
Software & Services (continued)
TietoEVRY OYJ (Finland)	17,142	$487,668
transcosmos, inc. (Japan)	15,700	385,481
		3,895,012
Technology Hardware & Equipment — 3.5%
Alps Alpine Co., Ltd. (Japan) (a)	45,200	408,489
AT&S Austria Technologie & Systemtechnik A.G. (Austria)	10,929	374,974
Citizen Watch Co., Ltd. (Japan)	94,900	426,024
Codan, Ltd. (Australia)	24,894	68,916
Hakuto Co., Ltd. (Japan)	12,700	401,424
Hosiden Corp. (Japan)	33,100	395,443
Ituran Location and Control, Ltd. (Israel)	25,623	541,414
Kaga Electronics Co., Ltd. (Japan)	12,300	379,524
Macnica Fuji Electronics Holdings, Inc. (Japan)	12,700	300,490
SoftwareOne Holding A.G. (Switzerland) (a)	7,979	113,256
		3,409,954
Materials — 9.6%
Materials — 9.6%
Acerinox S.A. (Spain)	48,371	478,310
Coronado Global Resources, Inc. (Australia) (b)	537,937	727,245
Daido Steel Co., Ltd. (Japan)	3,700	120,546
Elkem A.S.A. (Norway) (b)	89,041	320,502
Grange Resources, Ltd. (Australia)	822,686	471,834
Iluka Resources, Ltd. (Australia)	53,097	341,512
Incitec Pivot, Ltd. (Australia)	444,687	1,131,891
Israel Corp., Ltd. (Israel)	100	35,100
K+S A.G. (Germany)	37,467	738,848
Kanto Denka Kogya Co., Ltd. (Japan)	39,100	272,795
Kobe Steel, Ltd. (Japan)	83,800	406,376
Kuraray Co., Ltd. (Japan)	70,400	563,358
Mitsui Mining & Smelting Co., Ltd. (Japan)	5,900	138,066
Nippon Soda Co., Ltd. (Japan) (a)	9,600	313,928
Nittetsu Mining Co., Ltd. (Japan)	10,400	251,607
OCI N.V. (Netherlands)	3,302	118,091
Outokumpu OYJ (Finland)	64,248	326,174
Pan African Resources PLC (United Kingdom)	2,213,977	438,387
Perseus Mining, Ltd. (Australia)	51,984	74,796
RHI Magnesita N.V. (United Kingdom)	1,827	49,203
Salzgitter A.G. (Germany)	12,706	386,133
Semapa-Sociedade de Investimento e Gestao (Portugal)	2,699	35,820
SSAB A.B. - B Shares (Sweden)	110,989	578,221
Tokyo Steel Manufacturing Co., Ltd. (Japan)	43,400	389,946
Yamato Kogyo Co., Ltd. (Japan)	14,300	486,985
		9,195,674
Real Estate — 10.4%
Real Estate — 10.4%
AEON REIT Investment Corp. (Japan)	304	356,720

See Notes to Financial Statements.

Annual Report | December 31, 2022 |	57

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2022

	Shares	Value
Real Estate (continued)
Carmila S.A. (France)	19,070	$272,372
Centuria Office REIT (Australia)	363,682	377,882
Charter Hall Retail REIT (Australia)	185,496	479,045
Cromwell European Real Estate Investment Trust (Singapore)	137,189	220,468
Eagle Hospitality Trust (Singapore) (a)(c)	1,204,600	0
Goldcrest Co., Ltd. (Japan)	42,430	541,318
Impact Healthcare REIT PLC (United Kingdom)	243,447	309,010
Intershop Holding A.G. (Switzerland)	228	148,565
Isras Investment Co., Ltd. (Israel)	1,721	328,161
K Wah International Holdings, Ltd. (Hong Kong)	375,194	130,247
Kenedix Office Investment Corp. (Japan) (a)	146	354,529
Kenedix Retail REIT Corp. (Japan)	438	846,948
Keppel Pacific Oak US REIT (Singapore)	441,988	203,442
Mori Trust Sogo REIT, Inc. (Japan) (a)	143	159,812
NewRiver REIT PLC (United Kingdom) (b)	211,652	199,570
Nexity S.A. (France)	21,484	600,277
Norstar Holdings, Inc. (Israel)	8,428	29,753
Orix JREIT, Inc. (Japan) (a)	449	636,873
Pandox A.B. (Sweden) (a)	42,470	473,907
Prime US REIT (Singapore) (a)	788,100	319,274
Regional REIT, Ltd. (United Kingdom)	380,573	271,437
Retail Estates N.V. (Belgium)	2,120	140,935
Sagax A.B. (Sweden)	190,075	487,433
Sasseur Real Estate Investment Trust (Singapore)	345,506	194,754
Takara Leben Real Estate Investment Corp. (Japan)	647	489,330
Target Healthcare REIT PLC (United Kingdom)	276,848	268,408
Tosei Corp. (Japan)	43,125	446,174
UK Commercial Property REIT, Ltd. (United Kingdom)	426,170	300,870
Wereldhave N.V. (Netherlands)	31,940	427,783
		10,015,297
	Shares	Value
Utilities — 3.0%
Utilities — 3.0%
AGL Energy, Ltd. (Australia)	17,718	$96,980
Centrica plc (United Kingdom)	123,222	143,305
Drax Group PLC (United Kingdom)	91,276	774,190
Electric Power Development Co., Ltd. (Japan)	52,200	828,900
Genesis Energy, Ltd. (New Zealand)	176,376	288,721
Iren S.p.A. (Italy)	347,650	546,152
Rubis SCA (France)	9,266	244,069
		2,922,317
Investments at Value — 98.7%
(Cost $93,908,227)		$94,961,908

Other Assets in Excess of Liabilities — 1.3%		1,268,987

Net Assets — 100.0%		$96,230,895

(a)	Non-income producing security.

(b)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $4,498,270, which represents 4.7% of net assets as of December 31, 2022.

(c)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.0% of net assets. The total value of these securities is $0.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

58	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2022

		% of Net
Country	Value	Assets
Japan	$30,146,662	31.3%
United Kingdom	14,557,376	15.1%
Australia	9,858,983	10.3%
Sweden	4,833,392	5.0%
France	4,109,789	4.3%
Switzerland	3,976,338	4.1%
Germany	3,791,189	4.0%
Italy	3,277,239	3.4%
Norway	2,803,134	2.9%
Denmark	2,670,450	2.8%
Israel	2,607,460	2.7%
Singapore	2,156,734	2.2%
Netherlands	2,028,796	2.1%
Spain	1,859,041	1.9%
Hong Kong	1,676,682	1.8%
Austria	1,374,589	1.4%
Belgium	1,045,715	1.1%
Finland	1,028,181	1.1%
New Zealand	937,844	1.0%
Ireland	186,494	0.2%
Portugal	35,820	0.0	% (a)
Total Investments	$94,961,908	98.7%
Other Assets in Excess of Liabilities	1,268,987	1.3%
Net Assets	$96,230,895	100.0%

(a)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements.

Annual Report | December 31, 2022 |	59

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
December 31, 2022

	Shares	Value
COMMON STOCKS — 97.6%
Communication Services — 1.9%
Telecommunication Services — 1.9%
KINX, Inc. (South Korea) (a)	20,285	$879,556

Consumer Discretionary — 19.6%
Consumer Durables & Apparel — 4.9%
Leatt Corp. (South Africa) (a)	55,476	1,054,044
Victoria PLC (United Kingdom) (a)	210,553	1,224,293
		2,278,337
Consumer Services — 13.3%
Evolution A.B. (Sweden) (b)	19,350	1,885,013
Fu Shou Yuan International Group, Ltd. (China) (b)	816,247	697,350
NEOGAMES S.A. (Israel) (a)	110,094	1,342,046
Pollard Banknote, Ltd. (Canada)	87,674	1,238,101
Webjet, Ltd. (Australia) (a)	230,342	958,625
		6,121,135
Retailing — 1.4%
China Meidong Auto Holdings, Ltd. (China)	304,500	621,824

Consumer Staples — 1.4%
Food & Staples Retailing — 1.4%
Yifeng Pharmacy Chain Co., Ltd. - Class A (China)	72,251	669,012

Financials — 10.2%
Banks — 1.1%
Mortgage Advice Bureau Holdings, Ltd. (United Kingdom)	81,849	524,406

Diversified Financials — 9.1%
Azimut Holdings S.p.A. (Italy)	93,677	2,096,742
M&A Capital Partners Co., Ltd. (Japan) (a)	21,500	750,039
Strike Co., Ltd. (Japan)	39,140	1,326,104
		4,172,885
Health Care — 2.2%
Pharmaceuticals, Biotechnology & Life Sciences — 2.2%
SwedenCare A.B. (Sweden)	336,082	993,205

Industrials — 33.4%
Capital Goods — 21.1%
AutoStore Holdings, Ltd. (Norway) (a)(b)	557,762	1,018,588
Brodrene A. & O. Johansen A/S - Series B (Denmark)	212,133	2,538,278
Diploma plc (United Kingdom)	34,480	1,159,059
Fluidra S.A. (Spain)	130,000	2,021,996
IMCD N.V. (Netherlands)	9,300	1,330,695
Instalco A.B. (Sweden)	430,700	1,638,746
		9,707,362
	Shares	Value
Commercial & Professional Services — 12.3%
BayCurrent Consulting, Inc. (Japan)	38,500	$1,198,313
Boyd Group Services, Inc. (Canada)	4,210	650,367
GFL Environmental, Inc. (Canada)	75,968	2,218,527
Japan Elevator Service Holdings Company, Ltd. (Japan) (a)	84,600	1,051,496
Mo-BRUK S.A. (Poland)	7,819	532,233
		5,650,936
Information Technology — 28.9%
IT Services — 7.3%
CANCOM S.E. (Germany)	31,000	906,983
Constellation Software, Inc. (Canada)	1,564	2,441,917
		3,348,900
Software & Services — 12.6%
Epsilon Net S.A. (Greece)	333,514	2,299,851
GB Group PLC (United Kingdom)	248,062	932,073
LiveChat Software S.A. (Poland)	31,985	783,637
Topicus.com, Inc. (Netherlands) (a)	33,849	1,777,263
		5,792,824
Technology Hardware & Equipment — 9.0%
Cherry A.G. (Germany) (a)(b)	186,420	1,522,678
Endor A.G. (Germany) (a)	36,000	504,979
PAX Global Technology, Ltd. (Hong Kong)	2,469,200	2,125,344
		4,153,001
Investments at Value — 97.6%
(Cost $49,510,917)		$44,913,383

Other Assets in Excess of Liabilities — 2.4%		1,103,957

Net Assets — 100.0%		$46,017,340

(a)	Non-income producing security.

(b)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $5,123,629, which represents 11.1% of net assets as of December 31, 2022.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

60	| www.sbhfunds.com

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Statement of Investments
December 31, 2022

		% of Net
Country	Value	Assets
Canada	$6,548,912	14.2%
Sweden	4,516,964	9.8%
Japan	4,325,952	9.4%
United Kingdom	3,839,831	8.3%
Netherlands	3,107,958	6.8%
Germany	2,934,640	6.4%
Denmark	2,538,278	5.5%
Greece	2,299,851	5.0%
Hong Kong	2,125,344	4.6%
Italy	2,096,742	4.6%
Spain	2,021,996	4.4%
China	1,988,186	4.3%
Israel	1,342,046	2.9%
Poland	1,315,870	2.9%
South Africa	1,054,044	2.3%
Norway	1,018,588	2.2%
Australia	958,625	2.1%
South Korea	879,556	1.9%
Total Investments	$44,913,383	97.6%
Other Assets in Excess of Liabilities	1,103,957	2.4%
Net Assets	$46,017,340	100.0%

See Notes to Financial Statements.

Annual Report | December 31, 2022 |	61

Segall Bryant & Hamill Global All Cap Fund	Statement of Investments
December 31, 2022

	Shares	Value
COMMON STOCKS — 98.1%
Communication Services — 2.6%
Media & Entertainment — 2.6%
Alphabet, Inc. - Class C (a)	8,060	$715,164

Consumer Discretionary — 13.3%
Consumer Durables & Apparel — 4.1%
Capri Holdings, Ltd. (United Kingdom) (a)	7,524	431,276
LVMH Moet Hennessy Louis Vuitton S.E. (France)	945	687,881
		1,119,157
Consumer Services — 1.7%
Compass Group PLC (United Kingdom)	19,993	461,648

Retailing — 7.5%
Amazon.com, Inc. (a)	3,699	310,716
Dollarama, Inc. (Canada)	7,885	461,179
Home Depot, Inc. (The)	1,401	442,520
O’Reilly Automotive, Inc. (a)	604	509,794
s.a. D’Ieteren n.v. (Belgium)	1,514	290,645
		2,014,854
Consumer Staples — 8.1%
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	821	374,787

Food, Beverage & Tobacco — 4.4%
Diageo PLC (United Kingdom)	17,025	745,166
Mondelēz International, Inc. - Class A	6,716	447,621
		1,192,787
Household & Personal Products — 2.3%
Unilever PLC (United Kingdom)	12,419	626,966

Energy — 5.6%
Energy — 5.6%
Chevron Corp.	2,801	502,752
ConocoPhillips	4,456	525,808
Suncor Energy, Inc. (Canada)	15,299	485,437
		1,513,997
Financials — 12.4%
Banks — 2.9%
JPMorgan Chase & Co.	5,903	791,592

Diversified Financials — 1.5%
Partners Group Holding A.G. (Switzerland)	464	410,891

Insurance — 8.0%
Aon PLC - Class A (Ireland)	2,284	685,520
Beazley plc (United Kingdom)	38,999	318,929
Globe Life, Inc.	5,172	623,485
Reinsurance Group of America, Inc.	3,749	532,695
		2,160,629
	Shares	Value
Health Care — 17.9%
Health Care Equipment & Services — 6.9%
Alcon, Inc. (Switzerland)	5,906	$404,856
McKesson Corp.	909	340,984
STERIS PLC (Ireland)	2,687	496,262
UnitedHealth Group, Inc.	1,213	643,108
		1,885,210
Pharmaceuticals, Biotechnology & Life Sciences — 11.0%
Bio-Techne Corp.	5,040	417,715
Johnson & Johnson	1,976	349,060
Lonza Group A.G. (Switzerland)	563	276,381
Novo Nordisk A/S - Class B (Denmark)	3,871	525,818
Perrigo Co. PLC (Ireland)	16,070	547,826
Thermo Fisher Scientific, Inc.	649	357,398
Zoetis, Inc.	3,461	507,210
		2,981,408
Industrials — 11.1%
Capital Goods — 8.9%
Parker-Hannifin Corp.	1,623	472,293
Quanta Services, Inc.	5,857	834,622
Raytheon Technologies Corp.	5,955	600,979
Schneider Electric S.E. (France)	3,599	505,579
		2,413,473
Commercial & Professional Services — 2.2%
Jacobs Solutions, Inc.	2,284	274,240
Waste Connections, Inc. (Canada)	2,407	319,072
		593,312
Information Technology — 22.6%
Semiconductors & Semiconductor Equipment — 4.8%
ASML Holding N.V. (Netherlands)	1,092	595,598
Marvell Technology, Inc.	8,606	318,766
Monolithic Power Systems, Inc.	1,119	395,690
		1,310,054
Software & Services — 11.9%
Capgemini S.E. (France)	3,168	529,777
Constellation Software, Inc. (Canada)	321	501,186
Microsoft Corp.	4,590	1,100,774
ServiceNow, Inc. (a)	849	329,641
Visa, Inc. - Class A	3,648	757,908
		3,219,286
Technology Hardware & Equipment — 5.9%
Apple, Inc.	7,614	989,287
Keysight Technologies, Inc. (a)	3,541	605,759
		1,595,046

See Notes to Financial Statements.

62	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Statement of Investments
December 31, 2022

	Shares	Value
Materials — 4.5%
Materials — 4.5%
Franco-Nevada Corp. (Canada)	3,232	$441,103
Linde PLC (United Kingdom)	2,364	771,090
		1,212,193
Investments at Value — 98.1%
(Cost $23,074,095)		$26,592,454

Other Assets in Excess of Liabilities — 1.9%		520,917

Net Assets — 100.0%		$27,113,371

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

		% of Net
Country	Value	Assets
United States	$15,072,368	55.6%
United Kingdom	3,355,075	12.4%
Canada	2,207,977	8.1%
Ireland	1,729,608	6.4%
France	1,723,237	6.4%
Switzerland	1,092,128	4.0%
Netherlands	595,598	2.2%
Denmark	525,818	1.9%
Belgium	290,645	1.1%
Total Investments	$26,592,454	98.1%
Other Assets in Excess of Liabilities	520,917	1.9%
Net Assets	$27,113,371	100.0%

See Notes to Financial Statements.

Annual Report | December 31, 2022 |	63

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
December 31, 2022

	Shares	Value
COMMON STOCKS — 97.6%
Communication Services — 5.7%
Media & Entertainment — 5.7%
Alphabet, Inc. - Class C (a)	9,346	$829,271
Live Nation Entertainment, Inc. (a)	5,698	397,378
		1,226,649
Consumer Discretionary — 9.1%
Consumer Durables & Apparel — 2.7%
NIKE, Inc. - Class B	2,707	316,746
Tapestry, Inc.	7,094	270,140
		586,886
Consumer Services — 2.8%
Chipotle Mexican Grill, Inc. (a)	211	292,760
Wendy’s Co. (The)	13,551	306,659
		599,419
Retailing — 3.6%
Amazon.com, Inc. (a)	4,130	346,920
Dollar General Corp.	1,791	441,034
		787,954
Consumer Staples — 6.1%
Food, Beverage & Tobacco — 3.1%
Constellation Brands, Inc. - Class A	1,475	341,831
Mondelēz International, Inc. - Class A	5,154	343,514
		685,345
Household & Personal Products — 3.0%
Estée Lauder Cos., Inc. (The) - Class A	1,085	269,199
Unilever PLC ADR (United Kingdom)	7,525	378,884
		648,083
Energy — 5.6%
Energy — 5.6%
Chevron Corp.	3,452	619,600
ConocoPhillips	5,102	602,036
		1,221,636
Financials — 11.4%
Banks — 3.5%
First Republic Bank	1,967	239,758
JPMorgan Chase & Co.	3,912	524,599
		764,357
Diversified Financials — 2.6%
Ares Management Corporation - Class A	3,100	212,164
MSCI, Inc.	775	360,507
		572,671
Insurance — 5.3%
Arthur J. Gallagher & Co.	2,353	443,635
Hartford Financial Services Group, Inc. (The)	3,270	247,964
Reinsurance Group of America, Inc.	3,160	449,004
		1,140,603
	Shares	Value
Health Care — 17.7%
Health Care Equipment & Services — 8.6%
Abbott Laboratories	3,575	$392,499
McKesson Corp.	857	321,478
Stryker Corp.	1,718	420,034
UnitedHealth Group, Inc.	1,384	733,769
		1,867,780
Pharmaceuticals, Biotechnology & Life Sciences — 9.1%
Bio-Techne Corp.	4,172	345,775
Danaher Corp.	1,894	502,705
Johnson & Johnson	1,723	304,368
Thermo Fisher Scientific, Inc.	906	498,925
Zoetis, Inc.	2,170	318,014
		1,969,787
Industrials — 11.6%
Capital Goods — 7.2%
Carrier Global Corp.	10,046	414,397
Deere & Co.	1,089	466,920
Raytheon Technologies Corp.	6,651	671,219
		1,552,536
Commercial & Professional Services — 4.4%
Jacobs Solutions, Inc.	4,003	480,640
Republic Services, Inc.	3,688	475,715
		956,355
Information Technology — 25.2%
Semiconductors & Semiconductor Equipment — 3.7%
Applied Materials, Inc.	4,157	404,809
Microchip Technology, Inc.	5,618	394,664
		799,473
Software & Services — 13.5%
Accenture PLC - Class A (Ireland)	989	263,905
Intuit, Inc.	1,099	427,753
Microsoft Corp.	4,658	1,117,082
ServiceNow, Inc. (a)	1,186	460,488
Visa, Inc. - Class A	3,194	663,585
		2,932,813
Technology Hardware & Equipment — 8.0%
Apple, Inc.	8,078	1,049,575
Keysight Technologies, Inc. (a)	2,579	441,189
Zebra Technologies Corp. - Class A (a)	992	254,359
		1,745,123
Materials — 1.8%
Materials — 1.8%
Avery Dennison Corp.	2,182	394,942

See Notes to Financial Statements.

64	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
December 31, 2022

	Shares	Value
Real Estate — 3.4%
Real Estate — 3.4%
American Tower Corp.	1,561	$330,713
Iron Mountain, Inc.	8,269	412,210
		742,923
Investments at Value — 97.6%
(Cost $20,036,641)		$21,195,335

Other Assets in Excess of Liabilities — 2.4%		522,061

Net Assets — 100.0%		$21,717,396

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | December 31, 2022 |	65

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 80.0%
Finance — 5.1%
Banking — 5.1%
American Express Co.	3.375%	05/03/24	$450,000	$440,838
Bank of America Corp.	4.100%	07/24/23	435,000	433,106
JPMorgan Chase & Co.	0.697%	03/16/24	585,000	578,848
				1,452,792
Industrial — 57.9%
Automobile Manufacturing — 2.0%
General Motors Financial Co., Inc.	5.100%	01/17/24	570,000	567,747

Building Products — 2.0%
Martin Marietta Materials, Inc.	4.250%	07/02/24	574,000	566,288

Chemicals — 2.0%
Eastman Chemical Co.	7.250%	01/15/24	550,000	562,357

Construction Machinery — 4.8%
Brunswick Corp.	0.850%	08/18/24	500,000	461,946
Caterpillar Financial Services Corp.	0.650%	07/07/23	400,000	391,920
CNH Industrial Capital LLC	1.950%	07/02/23	530,000	520,961
				1,374,827
Diversified Manufacturing — 3.3%
Amphenol Corp.	3.200%	04/01/24	485,000	474,169
Roper Technologies, Inc.	3.650%	09/15/23	465,000	460,040
				934,209
Electronics — 1.6%
Dell International LLC	5.450%	06/15/23	460,000	460,291

Environmental — 2.3%
Republic Services, Inc.	2.500%	08/15/24	450,000	431,229
Waste Management, Inc.	3.500%	05/15/24	233,000	227,285
				658,514
Food Processors — 2.4%
Conagra Brands, Inc.	3.200%	01/25/23	290,000	289,783
General Mills, Inc.	5.241%	11/18/25	390,000	390,971
				680,754
Home Builders — 1.2%
D.R. Horton, Inc.	2.500%	10/15/24	350,000	333,276

Information / Data Technology — 4.0%
Fiserv, Inc.	3.800%	10/01/23	455,000	450,152
KLA Corp.	4.650%	11/01/24	250,000	249,242
Moody’s Corp.	4.875%	02/15/24	455,000	453,534
				1,152,928
Media — Non-Cable — 1.6%
Walt Disney Co. (The)	7.750%	01/20/24	444,000	457,941

Midstream Energy — 4.8%
Enterprise Products Operating LLC	3.900%	02/15/24	350,000	344,623
Kinder Morgan, Inc.	4.300%	06/01/25	475,000	465,825
Williams Partners LP	3.900%	01/15/25	585,000	569,691
				1,380,139

See Notes to Financial Statements.
66	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Other Industrial — 2.8%
Cintas Corp. No. 2	3.450%	05/01/25	$225,000	$217,693
Quanta Services, Inc.	0.950%	10/01/24	625,000	575,574
				793,267
Packaging — 5.6%
Avery Dennison Corp.	0.850%	08/15/24	615,000	573,812
Ball Corp.	4.000%	11/15/23	570,000	558,668
Sonoco Products Co.	1.800%	02/01/25	500,000	464,623
				1,597,103
Paper & Forest Products — 1.9%
Weyerhaeuser Co.	7.125%	07/15/23	385,000	387,826
Weyerhaeuser Co.	8.500%	01/15/25	160,000	168,946
				556,772
Pharmaceuticals — 1.8%
AstraZeneca Finance LLC	0.700%	05/28/24	550,000	518,374

Railroads — 1.5%
Kansas City Southern	3.000%	05/15/23	450,000	446,032

Refining — 2.2%
Phillips 66	0.900%	02/15/24	490,000	468,302
Valero Energy Corp.	1.200%	03/15/24	180,000	170,972
				639,274
Retail Stores — 2.0%
AutoNation, Inc.	3.500%	11/15/24	590,000	566,246

Transportation Services — 6.0%
American Airlines Group, Inc., Series 2016-1, Class B	5.250%	01/15/24	487,312	474,790
Continental Airlines, Inc., Series 2012-2, Class A	4.000%	10/29/24	452,654	431,894
CSX Transportation, Inc.	6.251%	01/15/23	169,925	169,981
Delta Air Lines Pass Thru Trust, Series 2019-1, Class AA	3.204%	10/25/25	645,000	628,657
				1,705,322
Wireless Telecommunications — 1.0%
American Tower Corp.	3.500%	01/31/23	300,000	299,639

Wireline Telecommunications — 1.1%
AT&T, Inc.	0.900%	03/25/24	330,000	313,374

Utility — 17.0%
Electric — 15.3%
Arizona Public Service Co.	3.350%	06/15/24	585,000	566,189
Delmarva Power & Light Co.	3.500%	11/15/23	362,000	357,205
Evergy, Inc.	2.450%	09/15/24	605,000	574,366
Eversource Energy	2.800%	05/01/23	450,000	447,710
Georgia Power Co., Series 2020-A	2.100%	07/30/23	430,000	422,522
NextEra Energy Capital Holdings, Inc.	0.650%	03/01/23	400,000	397,261
Pacific Gas & Electric Co.	1.700%	11/15/23	595,000	575,853
Virginia Electric & Power Co., Series 2015-A	3.100%	05/15/25	571,000	548,338
Vistra Operations Co. LLC, 144A (a)	5.125%	05/13/25	500,000	488,860
				4,378,304
Other Utility — 1.7%
American Water Capital Corp.	3.400%	03/01/25	500,000	484,292

Total Corporate Bonds (Cost $23,837,019)				22,880,062

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	67

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 2.2%
New Jersey — 0.4%
New Jersey Economic Development Authority Water Facilities, Series 2020-C	1.150%	06/01/23	$125,000	$123,488

Texas — 0.6%
Austin Texas Community College, Series 2020	0.662%	02/01/23	50,000	49,854
Central Texas Regional Mobility Authority, Series 2020-C	1.345%	01/01/24	135,000	130,484
				180,338
Wisconsin — 1.2%
Public Finance Authority Air Cargo Group Revenue Bonds, Series 2021	1.484%	07/01/23	350,000	342,217

Total Municipal Bonds (Cost $660,000)				646,043

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
FHLMC Remic, Series K-029, Class A-2 (b) (Cost $302,334)	3.305%	02/25/23	301,091	300,111

U.S. TREASURY BONDS & NOTES — 13.7%
United States Treasury	0.125%	07/15/23	475,000	463,422
United States Treasury	2.125%	11/30/23	970,000	947,341
United States Treasury	2.250%	01/31/24	1,000,000	973,633
United States Treasury	3.125%	08/15/25	785,000	762,125
United States Treasury	1.500%	03/31/23	285,000	282,997
United States Treasury	2.375%	08/15/24	500,000	482,422
Total U.S. Treasury Bonds & Notes (Cost $4,022,300)				3,911,940

Investments at Value — 97.0% (Cost $28,821,653)				$27,738,156

Other Assets in Excess of Liabilities — 3.0%				867,569

Net Assets — 100.0%				$28,605,725

(a)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
68	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 47.0%
Finance — 9.7%
Banking — 3.5%
Bank of America Corp., Series N (SOFR + 153) (a)	1.898%	07/23/31	$7,975,000	$6,120,856
JPMorgan Chase & Co. (SOFR + 151) (a)	2.739%	10/15/30	10,430,000	8,746,765
Wells Fargo & Co. (3MO LIBOR + 131) (a)	3.584%	05/22/28	9,635,000	8,946,050
				23,813,671
Broker/Asset Managers/Exchanges — 0.4%
FMR LLC, 144A (b)	6.450%	11/15/39	2,575,000	2,635,909

Life Insurance — 0.8%
Northwestern Mutual Life Insurance Co. (The), 144A (b)	3.850%	09/30/47	6,775,000	5,168,133

Mortgage Banking — 0.8%
Provident Funding Associates LP/PFG Finance Corp., 144A (b)	6.375%	06/15/25	6,295,000	5,476,650

Noncaptive Diversified Financial Companies — 1.7%
Aircastle, Ltd.	5.000%	04/01/23	3,000,000	2,995,148
Aviation Capital Group LLC, 144A (b)	3.875%	05/01/23	4,337,000	4,301,722
GATX Corp.	3.500%	06/01/32	5,102,000	4,271,331
				11,568,201
Other Finance — 0.6%
IIP Operating Partnership LP	5.500%	05/25/26	4,615,000	4,086,445

Real Estate Investment Trusts – 1.9%
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	6,175,000	5,190,273
Ventas Realty LP	3.500%	04/15/24	3,000,000	2,917,996
VICI Properties LP, 144A (b)	5.625%	05/01/24	5,199,000	5,148,362
				13,256,631
Industrial — 32.4%
Automobile Manufacturing — 1.1%
Ford Motor Credit Co. LLC	4.063%	11/01/24	2,000,000	1,920,144
Ford Motor Credit Co. LLC	3.375%	11/13/25	5,500,000	4,972,071
Goodyear Tire & Rubber Co.	5.000%	07/15/29	500,000	417,075
				7,309,290
Beverage / Bottling — 0.9%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.375%	04/15/38	3,930,000	3,513,068
Fomento Economico Mexicano S.A.B. de C.V.	2.875%	05/10/23	2,978,000	2,946,642
				6,459,710
Building Products — 2.0%
Allegion PLC	3.500%	10/01/29	2,498,000	2,152,426
Allegion US Holding Co., Inc.	3.550%	10/01/27	2,550,000	2,301,561
Masco Corp.	6.500%	08/15/32	6,205,000	6,351,865
Summit Materials LLC, 144A (b)	6.500%	03/15/27	1,450,000	1,420,958
Summit Materials LLC, 144A (b)	5.250%	01/15/29	1,750,000	1,629,294
				13,856,104
Chemicals — 0.6%
Compass Minerals International, Inc., 144A (b)	6.750%	12/01/27	4,430,000	4,252,800

Construction Machinery — 1.4%
Brunswick Corp.	2.400%	08/18/31	798,000	586,686
H&E Equipment Services, Inc., 144A (b)	3.875%	12/15/28	5,550,000	4,727,434
United Rentals North America	3.875%	02/15/31	5,295,000	4,438,746
				9,752,866

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	69

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Consumer Products — 0.6%
Vista Outdoor, Inc., 144A (b)	4.500%	03/15/29	$5,600,000	$4,111,744

Diversified Manufacturing — 1.5%
BWX Technologies, Inc., 144A (b)	4.125%	06/30/28	4,169,000	3,746,889
nVent Finance SARL	2.750%	11/15/31	2,245,000	1,727,249
Vontier Corp.	2.400%	04/01/28	5,550,000	4,434,647
				9,908,785
Electronics — 1.8%
Amkor Technology, Inc., 144A (b)	6.625%	09/15/27	4,422,000	4,376,094
Dell, Inc.	7.100%	04/15/28	4,492,000	4,790,064
QORVO, Inc., 144A (b)	1.750%	12/15/24	2,235,000	2,058,323
QORVO, Inc.	4.375%	10/15/29	775,000	685,286
QORVO, Inc., 144A, (b)	3.375%	04/01/31	500,000	401,719
				12,311,486
Healthcare Facilities / Supplies — 1.4%
HCA, Inc.	3.500%	09/01/30	2,500,000	2,156,191
Teleflex, Inc.	4.625%	11/15/27	755,000	719,583
Teleflex, Inc., 144A (b)	4.250%	06/01/28	2,986,000	2,725,800
Tenet Healthcare Corp., 144A (b)	6.125%	10/01/28	4,108,000	3,677,975
				9,279,549
Independent Energy — 2.7%
Occidental Petroleum Corp.	7.500%	05/01/31	6,085,000	6,501,640
PDC Energy, Inc.	6.125%	09/15/24	2,932,000	2,915,288
PDC Energy, Inc.	5.750%	05/15/26	5,000,000	4,772,850
Range Resources Corp.	4.875%	05/15/25	4,400,000	4,179,574
				18,369,352
Information Technology — 0.4%
Oracle Corp.	6.250%	11/09/32	2,590,000	2,710,748

Lease / Rent — 1.4%
SBA Tower Trust, 144A, Series 2019-1, Class 1-C (b)	2.836%	01/15/50	10,000,000	9,430,487

Media — Cable — 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A (b)	5.000%	02/01/28	4,140,000	3,759,079
Cox Communications, Inc., 144A (b)	2.600%	06/15/31	5,325,000	4,240,588
Dish DBS Corp.	7.750%	07/01/26	2,050,000	1,653,099
Magallanes, Inc., 144A (b)	5.391%	03/15/62	4,480,000	3,270,462
Sirius XM Radio, Inc., 144A (b)	5.500%	07/01/29	3,000,000	2,738,340
				15,661,568
Media — Non-Cable — 1.4%
AMC Networks, Inc.	4.750%	08/01/25	3,965,000	3,013,400
Lamar Media Corp.	3.750%	02/15/28	2,400,000	2,148,255
Lamar Media Corp.	4.875%	01/15/29	1,700,000	1,560,901
Netflix, Inc.	4.875%	04/15/28	1,000,000	965,586
Netflix, Inc.	6.375%	05/15/29	1,000,000	1,029,287
Netflix, Inc., 144A (b)	4.875%	06/15/30	1,225,000	1,142,434
				9,859,863
Metals / Mining — 0.7%
Freeport-McMoran Copper & Gold, Inc.	3.875%	03/15/23	4,687,000	4,674,204

Midstream Energy — 1.6%
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	5,284,000	6,017,535
Transcontinental Gas Pipe Line Co. LLC	7.850%	02/01/26	4,315,000	4,605,248
				10,622,783

See Notes to Financial Statements.
70	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Other Industrial — 1.0%
Quanta Services, Inc.	2.900%	10/01/30	$8,000,000	$6,577,768

Packaging — 1.4%
Ball Corp.	4.875%	03/15/26	4,500,000	4,358,836
Silgan Holdings, Inc., 144A (b)	1.400%	04/01/26	3,000,000	2,646,756
Silgan Holdings, Inc.	4.125%	02/01/28	2,820,000	2,608,944
				9,614,536
Paper & Forest Products — 0.8%
West Fraser Timber Co., Ltd., 144A (b)	4.350%	10/15/24	5,425,000	5,275,758

Retail Stores — 2.6%
Dick’s Sporting Goods, Inc.	3.150%	01/15/32	3,825,000	2,996,556
Dick’s Sporting Goods, Inc.	4.100%	01/15/52	3,000,000	1,934,031
Group 1 Automotive, Inc., 144A (b)	4.000%	08/15/28	5,438,000	4,602,887
Hanesbrands, Inc., 144A (b)	4.625%	05/15/24	2,491,000	2,412,602
Hanesbrands, Inc., 144A (b)	4.875%	05/15/26	2,000,000	1,787,142
QVC, Inc.	4.850%	04/01/24	2,557,000	2,365,225
QVC, Inc.	4.750%	02/15/27	2,085,000	1,475,659
				17,574,102
Services — 2.1%
Block Financial LLC	3.875%	08/15/30	5,340,000	4,671,970
Rayonier LP	2.750%	05/17/31	6,000,000	4,820,179
Service Corp. International	4.625%	12/15/27	483,000	451,146
Service Corp. International	5.125%	06/01/29	4,575,000	4,289,176
				14,232,471
Supermarkets — 0.5%
Alimentation Couche-Tard, Inc., 144A (b)	3.550%	07/26/27	3,810,000	3,521,472

Transportation Services — 2.2%
American Airlines, Inc., Series 2013-2, Class A (c)	4.950%	07/15/24	8,969,098	8,956,846
FedEx Corp.	3.900%	02/01/35	6,190,000	5,262,484
XPO CNW, Inc.	6.700%	05/01/34	900,000	796,770
				15,016,100
Utility – 4.9%
Electric — 4.3%
Nevada Power Co.	6.750%	07/01/37	3,956,000	4,343,096
NRG Energy, Inc., 144A (b)	5.250%	06/15/29	4,500,000	3,972,330
Oglethorpe Power Corp., 144A (b)	4.500%	04/01/47	2,640,000	2,110,201
Pacific Gas & Electric Co.	1.700%	11/15/23	2,761,000	2,672,152
PG&E Corp.	5.000%	07/01/28	2,000,000	1,825,685
Pinnacle West Capital Corp.	1.300%	06/15/25	4,327,000	3,939,292
Tenaska Virginia Partners LP, 144A (b)	6.119%	03/30/24	30,576	30,188
Virginia Electric & Power Co., Series A	6.000%	05/15/37	5,581,000	5,772,853
Vistra Operations Co. LLC, 144A (b)	5.000%	07/31/27	5,100,000	4,733,277
				29,399,074
Natural Gas — Distributors — 0.6%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	3,932,000	3,816,711

Total Corporate Bonds (Cost $361,695,480)				319,604,971

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	71

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 8.5%
California — 2.5%
California Educational Facilities Authority, Series 2018-A	4.842%	10/01/48	$3,635,000	$3,100,996
California Municipal Finance Authority, Series 2021 (c)(d)	3.637%	07/01/30	6,915,000	5,745,304
City of San Francisco California Public Utilities Commission Water Revenue, Series 2010-B	6.000%	11/01/40	2,100,000	2,256,427
San Diego County Regional Airport Authority, Series 2014-B (d)	5.594%	07/01/43	3,135,000	3,044,242
University of California, Series 2013-AJ	4.601%	05/15/31	2,865,000	2,813,835
				16,960,804
Colorado — 0.5%
Denver Colorado Public Schools, Series 2013-B	4.242%	12/15/37	3,900,000	3,549,461

District of Columbia — 0.5%
District of Columbia Income Tax, Series 2009-E	5.591%	12/01/34	2,880,000	2,991,990

Massachusetts — 0.2%
Commonwealth of Massachusetts, Series 2019-D	2.663%	09/01/39	2,032,894	1,613,055

New Hampshire — 0.7%
National Finance Authority, Series 2021	3.778%	01/01/36	6,000,000	4,522,703

New York — 1.0%
New York City Transitional Finance Authority, Series B SUB B-3	3.950%	08/01/32	7,665,000	6,890,919

Texas — 1.1%
Central Texas Regional Mobility Authority, Series 2020-D	3.593%	01/01/42	4,950,000	3,662,248
North Texas Tollway Authority System, Series 2020-B	2.327%	01/01/33	4,920,000	3,794,848
				7,457,096
Utah — 0.7%
Utah Transit Authority Sales Tax Revenue, Series 2020	2.774%	12/15/38	5,925,000	4,497,401

Virginia — 1.1%
Virginia Small Business Financing Authority, Series 2017 (a)(c)(d)	6.500%	07/01/50	7,500,000	7,451,628

Washington — 0.2%
Port of Seattle Washington, Series 2017-B	3.755%	05/01/36	1,925,000	1,654,521

Total Municipal Bonds (Cost $68,313,665)				57,589,578

ASSET BACKED SECURITIES — 3.2%
Bear Stearns, Series 2003-AC4, Class A (e)	5.500%	09/25/33	2,219,922	2,029,417
DT Auto Owner Trust, Series 2019-4, Class D, 144A (b)	2.850%	07/15/25	5,020,000	4,930,581
GTP Acquisition Partners I LLC, Series 2015-1-2, Class A-15-2, 144A (b)	3.482%	06/16/25	10,800,000	10,060,562
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF-6 (e)	4.781%	08/25/35	358,402	336,720
Trinity Rail Leasing LP, Series 2022-1, Class A, 144A (b)	4.550%	05/19/52	4,926,147	4,550,609
Total Asset Backed Securities (Cost $23,365,921)				21,907,889

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
American Home Mortgage Investment Trust, Series 2004-4, Class VI-A-1 (a)(e)	4.135%	02/25/45	979,097	953,560
Banc of America Funding Trust, Series 2005-4, Class 1-A-4	5.500%	08/25/35	44,906	43,103
Banc of America Funding Trust, Series 2005-4, Class 2-A-4	5.500%	08/25/35	69,340	64,800
CWHL Mortgage Pass-Through Trust, Series 2004-HYB2, Class 5-A (a)	2.840%	07/20/34	599,797	556,576
GSR Mortgage Loan Trust, Series 2005-3F, Class 2A-3	6.000%	03/25/35	585,878	378,412
PHMC Trust, Series 2007-2, Class A-2 (a)	5.544%	05/18/37	268,303	256,223
Total Residential Mortgage-Backed Securities (Cost $2,586,541)				2,252,674

See Notes to Financial Statements.
72	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
MORTGAGE-BACKED SECURITIES PASSTHROUGH — 26.1%
Agency Fixed Rate — 2.1%
Pool #SD8277	5.500%	12/01/52	$6,671,917	$6,689,825
Pool #MA8270M	5.500%	09/20/52	7,585,139	7,638,579
				14,328,404
Fannie Mae Pool — 10.3%
Pool #MA2354, Series 2015	3.500%	08/01/35	3,624,865	3,465,278
Pool #735897	5.500%	10/01/35	273,791	281,950
Pool #888016	5.500%	05/01/36	456,109	471,843
Pool #MA4703	4.000%	06/01/37	4,277,720	4,174,906
Pool #889108	6.000%	02/01/38	250,469	259,863
Pool #889579	6.000%	05/01/38	409,977	427,682
Pool #995838	5.500%	05/01/39	322,151	334,070
Pool #AL3287, Series 2013	4.500%	09/01/41	1,104,892	1,095,312
Pool #MA1700, Series 2013	4.500%	12/01/43	839,193	824,391
Pool #MA1971	4.500%	06/01/44	145,226	142,665
Pool #MA2005	4.500%	08/01/44	286,027	280,981
Pool #CA5960	2.500%	06/01/50	8,776,149	7,533,983
Pool #MA4048	3.000%	06/01/50	5,410,723	4,778,289
Pool #MA4097	3.000%	08/01/50	5,400,742	4,766,043
Pool #MA4119	2.000%	09/01/50	6,019,717	4,925,549
Pool #FM6110	3.000%	09/01/50	5,474,104	4,875,150
Pool #MA4121	3.000%	09/01/50	4,086,152	3,620,124
Pool #FS0672	2.000%	01/01/51	5,461,016	4,471,984
Pool #MA4379	2.500%	07/01/51	3,448,288	2,928,431
Pool #MA4644	4.000%	05/01/52	13,104,924	12,298,377
Pool #MA4761	5.000%	09/01/52	7,989,392	7,878,904
				69,835,775
Freddie Mac Gold Pool — 0.3%
Pool #G08061	5.500%	06/01/35	37,801	39,156
Pool #A42128	5.500%	01/01/36	156,470	162,177
Pool #G02252	5.500%	07/01/36	345,313	358,377
Pool #G02386	6.000%	11/01/36	216,055	225,718
Pool #G03189	6.500%	09/01/37	403,776	420,241
Pool #G08607	4.500%	09/01/44	603,038	593,076
				1,798,745
Freddie Mac Non-Gold Pool — 8.8%
Pool #781958 (H15T1Y + 225) (a)	4.375%	09/01/34	25,880	26,337
Pool #SB8171	4.000%	06/01/37	3,761,777	3,671,364
Pool #SD8092	3.000%	09/01/50	6,896,224	6,075,900
Pool #SD8121	2.000%	01/01/51	1,803,519	1,474,407
Pool #SD8151	2.500%	06/01/51	11,233,131	9,536,735
Pool #SD8196	3.500%	02/01/52	9,070,607	8,249,878
Pool #SD8202	3.500%	02/01/52	16,903,522	15,374,007
Pool #SD8215	4.000%	05/01/52	8,681,738	8,143,925
Pool #SD8246	5.000%	09/01/52	7,574,872	7,470,117
				60,022,670
Ginnie Mae II Pool — 4.6%
Pool #004496M	5.000%	07/20/39	260,185	264,541
Pool #MA7590M	3.000%	09/20/51	8,645,240	7,734,420
Pool #MA7649M	2.500%	10/20/51	7,209,978	6,256,590
Pool #MA7768M	3.000%	12/20/51	8,136,272	7,269,971
Pool #MA7769M	3.500%	12/20/51	9,221,270	8,473,283
Pool #MA7882M	3.000%	02/20/52	1,781,558	1,586,372
				31,585,177

Total Mortgage-Backed Securities Passthrough (Cost $197,093,761)				177,570,771

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	73

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
U.S. TREASURY BONDS & NOTES — 12.7%
United States Treasury	0.250%	05/31/25	$235,000	$213,336
United States Treasury	2.250%	11/15/25	25,915,000	24,528,143
United States Treasury	2.375%	05/15/27	3,725,000	3,472,835
United States Treasury	3.125%	11/15/41	19,100,000	16,504,340
United States Treasury	2.875%	05/15/43	14,805,000	12,084,003
United States Treasury	2.500%	02/15/45	17,675,000	13,306,651
United States Treasury	1.250%	05/15/50	15,415,000	8,295,799
United States Treasury	1.625%	11/15/50	14,000,000	8,330,000
Total U.S. Treasury Bonds & Notes (Cost $104,964,930)				86,735,107

Investments at Value — 97.8% (Cost $758,020,298)				$665,660,990

Other Assets in Excess of Liabilities — 2.2%				14,981,837

Net Assets — 100.0%				$680,642,827

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $22,153,778, which represents 3.3% of net assets as of December 31, 2022.

(d)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(e)	Step coupon. Rate shown is the coupon in effect as of December 31, 2022; reference rate and spread (in basis points) are indicated parenthetically.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
74	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 98.1%
Finance — 13.3%
Mortgage Banking — 2.6%
Provident Funding Associates LP/PFG Finance Corp., 144A (a)	6.375%	06/15/25	$1,973,000	$1,716,510

Noncaptive Diversified Financial Companies — 1.5%
Aircastle, Ltd., 144A (a)	5.250%	08/11/25	1,000,000	961,738

Other Finance — 4.6%
IIP Operating Partnership LP	5.500%	05/25/26	1,950,000	1,726,667
Outfront Media Capital LLC, 144A (a)	4.250%	01/15/29	1,610,000	1,335,865
				3,062,532
Real Estate Investment Trusts — 4.6%
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	1,750,000	1,470,928
VICI Properties LP, 144A (a)	4.500%	01/15/28	1,671,000	1,533,355
				3,004,283
Industrial — 79.6%
Automobile Manufacturing — 3.3%
Ford Motor Co.	7.400%	11/01/46	600,000	585,000
Goodyear Tire & Rubber Co.	4.875%	03/15/27	1,725,000	1,577,909
				2,162,909
Building Products — 2.5%
Summit Materials LLC, 144A (a)	6.500%	03/15/27	525,000	514,485
Summit Materials LLC, 144A (a)	5.250%	01/15/29	1,239,000	1,153,540
				1,668,025
Chemicals — 7.5%
Axalta Coating Systems LLC, 144A (a)	4.750%	06/15/27	520,000	480,688
Axalta Coating Systems LLC, 144A (a)	3.375%	02/15/29	1,000,000	825,165
Compass Minerals International, Inc., 144A (a)	4.875%	07/15/24	1,200,000	1,153,500
Compass Minerals International, Inc., 144A (a)	6.750%	12/01/27	1,126,000	1,080,960
Olin Corp.	5.125%	09/15/27	806,000	761,670
Olin Corp.	5.000%	02/01/30	675,000	615,937
				4,917,920
Construction Machinery — 4.7%
Brunswick Corp.	2.400%	08/18/31	590,000	433,766
H&E Equipment Services, Inc., 144A (a)	3.875%	12/15/28	1,461,000	1,244,465
United Rentals North America, Inc.	4.875%	01/15/28	1,505,000	1,426,213
				3,104,444
Consumer Products — 4.5%
Central Garden & Pet Co.	4.125%	10/15/30	700,000	574,982
Scotts Miracle-Gro Co.	4.500%	10/15/29	500,000	405,000
Scotts Miracle-Gro Co.	4.000%	04/01/31	875,000	668,449
Vista Outdoor, Inc., 144A (a)	4.500%	03/15/29	1,765,000	1,295,934
				2,944,365
Diversified Manufacturing — 3.0%
BWX Technologies, Inc., 144A (a)	4.125%	06/30/28	1,202,000	1,080,297
Griffon Corp.	5.750%	03/01/28	1,008,000	922,320
				2,002,617
Electronics — 6.0%
Amkor Technology, Inc., 144A (a)	6.625%	09/15/27	1,170,000	1,157,854
ATS Automation Tooling Systems, Inc., 144A (a)	4.125%	12/15/28	1,665,000	1,436,495
QORVO, Inc.	4.375%	10/15/29	1,282,000	1,133,596
Sensata Technologies, Inc., 144A (a)	3.750%	02/15/31	250,000	205,660
				3,933,605

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	75

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Environmental — 1.3%
Clean Harbors, Inc., 144A (a)	5.125%	07/15/29	$910,000	$843,981

Healthcare Facilities / Supplies — 3.0%
Hologic, Inc., 144A (a)	3.250%	02/15/29	500,000	429,348
Teleflex, Inc.	4.625%	11/15/27	375,000	357,409
Tenet Healthcare Corp., 144A (a)	6.125%	10/01/28	1,372,000	1,228,379
				2,015,136
Home Builders — 2.4%
KB Home	6.875%	06/15/27	1,560,000	1,569,282

Independent Energy — 10.6%
Apache Corp.	4.250%	01/15/30	575,000	508,821
Apache Corp.	5.100%	09/01/40	1,345,000	1,114,618
Occidental Petroleum Corp.	7.875%	09/15/31	1,800,000	1,987,200
PDC Energy, Inc.	5.750%	05/15/26	2,000,000	1,909,140
Range Resources Corp.	4.875%	05/15/25	1,500,000	1,424,855
				6,944,634
Leisure / Entertainment — 2.9%
Cedar Fair LP	5.375%	04/15/27	937,000	894,835
Cedar Fair LP	5.250%	07/15/29	1,100,000	987,854
				1,882,689
Media — Cable — 6.7%
DIRECTV Financing LLC, 144A (a)	5.875%	08/15/27	1,422,000	1,272,207
DISH DBS Corp.	7.750%	07/01/26	802,000	646,725
Nexstar Broadcasting, Inc., 144A (a)	5.625%	07/15/27	1,385,000	1,270,540
Sirius XM Radio, Inc., 144A (a)	5.500%	07/01/29	1,350,000	1,232,253
				4,421,725
Media — Non-Cable — 5.0%
AMC Networks, Inc.	4.750%	08/01/25	1,597,000	1,213,720
Lamar Media Corp.	3.750%	02/15/28	1,275,000	1,141,261
Lamar Media Corp.	4.875%	01/15/29	815,000	748,314
Nexstar Broadcasting, Inc., 144A (a)	4.750%	11/01/28	225,000	194,625
				3,297,920
Metals / Mining — 1.1%
FMG Resources August 2006 Pty., Ltd., 144A (a)	4.500%	09/15/27	800,000	738,000

Natural Gas — Distributors — 0.5%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	378,000	366,917

Restaurants — 1.3%
Papa John’s International, Inc., 144A (a)	3.875%	09/15/29	1,000,000	835,000

Retail Stores — 6.8%
Dick’s Sporting Goods, Inc.	3.150%	01/15/32	518,000	405,808
Dick’s Sporting Goods, Inc.	4.100%	01/15/52	611,000	393,898
Group 1 Automotive, Inc., 144A (a)	4.000%	08/15/28	1,164,000	985,245
Hanesbrands, Inc., 144A (a)	4.625%	05/15/24	1,025,000	992,741
Hanesbrands, Inc., 144A (a)	4.875%	05/15/26	250,000	223,393
QVC, Inc.	4.850%	04/01/24	825,000	763,125
QVC, Inc.	4.750%	02/15/27	970,000	686,517
				4,450,727
Services — 1.1%
Service Corp. International	4.625%	12/15/27	586,000	547,353
TopBuild Corp., 144A (a)	3.625%	03/15/29	227,000	186,118
				733,471

See Notes to Financial Statements.
76	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Theater Entertainment — 1.5%
Cinemark USA, Inc., 144A (a)	5.875%	03/15/26	$1,180,000	$982,889

Transportation Services — 1.7%
XPO Logistics, Inc.	6.700%	05/01/34	1,242,000	1,099,543

Vehicle Parts — 1.8%
Allison Transmission, Inc., 144A (a)	4.750%	10/01/27	1,300,000	1,205,541

Wireless Telecommunications — 0.4%
Lumen Technologies, Inc.	7.995%	06/01/36	559,000	259,935

Utility — 5.2%
Electric — 5.2%
NRG Energy, Inc., 144A (a)	3.625%	02/15/31	1,302,000	989,777
PG&E Corp.	5.000%	07/01/28	1,000,000	912,843
Vistra Operations Co. LLC, 144A (a)	5.000%	07/31/27	1,650,000	1,531,354
				3,433,974

Investments at Value — 98.1% (Cost $74,260,253)				$64,560,312

Other Assets in Excess of Liabilities — 1.9%				1,217,618

Net Assets — 100.0%				$65,777,930

(a)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	77

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 90.5%
Bond Anticipation Note — 1.5%
Bond Anticipation Note — 1.5%
Hamilton Ohio Various Purpose Bond, Series 2022	4.000%	12/28/23	$3,160,000	$3,178,067

Certificate Participation — 0.0% (a)
Lease / Rent — 0.0% (a)
Regional Transportation District Colorado COP, Series 2015-A (b)	4.000%	06/01/40	20,000	19,597

General Obligation — 7.5%
Local — 7.5%
Chambers County Texas Improvement District No. 1, Series 2020 (b)	2.000%	09/01/27	1,450,000	1,363,678
Chambers County Texas Improvement District No. 1, Series 2020 (b)	2.000%	09/01/28	1,450,000	1,343,432
Chambers County Texas Improvement District No. 1, Series 2020 (b)	2.000%	09/01/29	1,455,000	1,324,847
Harris-Waller Counties Municipal Utility District No. 3, Series 2022	6.000%	09/01/31	1,310,000	1,516,724
High Plains Metropolitan District City of Aurora Arapahoe County Colorado, NATL, Series 2017 (b)(c)	5.000%	12/01/35	295,000	317,933
Kaufman County Texas Municipal Utility District No. 4, Series 2022	4.000%	03/01/34	550,000	568,065
Kaufman County Texas Municipal Utility District No. 5, Series 2021 (b)	3.000%	03/01/34	555,000	511,242
Kaufman County Texas Municipal Utility District No. 5, Series 2021 (b)	3.000%	03/01/35	450,000	403,377
King County Washington Public Hospital District No. 1, Series 2018	5.000%	12/01/35	675,000	722,307
Louisiana Local Government Environmental Facilities and Community Development Authority, Series 2021	3.850%	12/01/46	1,500,000	1,500,026
Northlake Texas Municipal Management District No. 1, Series 2022	5.500%	03/01/28	275,000	300,831
Northlake Texas Municipal Management District No. 1, Series 2022	5.500%	03/01/29	295,000	325,783
Northlake Texas Municipal Management District No. 1, Series 2022	5.250%	03/01/32	580,000	629,301
Pennsylvania Economic Development Financing Authority Solid Waste Disposal, Series 2021-A	4.060%	06/01/41	1,000,000	971,965
Rendezvous Residential Metropolitan District Colorado, Series 2022 (b)	2.250%	12/01/31	520,000	448,438
Rendezvous Residential Metropolitan District Colorado, Series 2022 (b)	2.350%	12/01/33	465,000	389,641
Robla California School District, Series G	0.000%	08/01/36	750,000	420,103
Sunfield Municipal Utility District No. 3, Series 2021 (b)	3.000%	09/01/34	510,000	474,961
Sunfield Municipal Utility District No. 3, Series 2021 (b)	3.000%	09/01/35	525,000	477,383
Sunfield Municipal Utility District No. 3, Series 2021 (b)	3.000%	09/01/36	540,000	476,180
Sunfield Municipal Utility District No. 3, Series 2021 (b)	3.000%	09/01/37	550,000	474,653
Texas Transportation Commission, Series 2014-B	0.650%	10/01/41	685,000	623,457
Travis County Texas Municipal Utility District No. 21, Series 2016 (b)	3.000%	09/01/27	100,000	94,438
Travis County Texas Municipal Utility District No. 21, Series 2016 (b)	3.500%	09/01/33	215,000	194,180
West Harris County Texas Municipal District No. 5, Series 2015 (b)	3.375%	09/01/27	105,000	101,709
				15,974,654
Local Authority — 6.4%
Education — 3.0%
Administrators of the Tulane Educational Fund, Series 2013-C (b)	5.000%	10/01/47	170,000	154,446
Public Finance Authority Taxable Educational Facilities Wisconsin, Series 2021-A (b)	5.625%	06/01/50	5,750,000	4,478,764
Virginia Commonwealth University, Series 2018-B (b)	4.585%	05/01/48	2,000,000	1,647,224
				6,280,434
Healthcare — 0.2%
Denver Health & Hospital Authority, Series 2014-B (b)	4.900%	12/01/24	410,000	399,755

Public Services — 0.4%
Port of Greater Cincinnati Ohio Development Authority, Series 2020 (b)(d)	5.250%	12/01/35	1,000,000	924,723

Transportation — 2.8%
Public Finance Authority Wisconsin Air Cargo, Series 2021	2.012%	07/01/25	1,085,000	980,138
San Diego County Regional Airport Authority, Series 2014-B (b)	5.594%	07/01/43	5,135,000	4,986,342
				5,966,480

See Notes to Financial Statements.
78	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Prerefunded — 1.0%
Transportation — 1.0%
Hillsborough County Florida Aviation, Series 2015-A	5.000%	10/01/40	$1,985,000	$2,038,020

Revenue — 64.8%
Education — 0.0%(a)
Pennsylvania Higher Educational Facilities Authority, Series 2016 (b)	3.000%	05/01/37	15,000	12,073

Healthcare — 0.0%(a)
Colorado Health Facilities Authority, Series 2012 (b)	5.000%	01/01/23	50,000	50,000
Illinois Finance Authority, Series 2016-A (b)	5.000%	02/15/45	100,000	102,839
				152,839
Housing — 11.1%
District of Columbia Housing Finance Authority, Series 2022-B2	3.000%	09/01/28	3,645,000	3,551,749
Georgia Housing and Finance Authority, Series 2013-A	3.800%	12/01/37	1,155,000	1,122,715
Maryland Community Development Administration Department, Series 2021-A	1.050%	03/01/29	500,000	424,697
Memphis Tennessee Health, Educational and Housing Facility Board, Series 2020	3.400%	12/01/23	1,000,000	997,220
Minnesota State Housing Finance Agency, Series 2021-F	1.850%	07/01/32	470,000	386,294
Missouri State Housing Development, Series 2018-A	3.800%	11/01/48	2,340,000	2,284,129
New York City Housing Development Corporation, Series 2022-F-2-A	3.400%	11/01/62	2,500,000	2,498,517
New York State Housing Finance Agency, Series 2020-H	1.800%	11/01/30	560,000	468,848
New York State Housing Finance Agency, Series 2020-H	1.950%	05/01/32	2,460,000	2,014,389
New York State Housing Finance Agency, Series 2021-J2	1.000%	05/01/61	700,000	631,406
New York State Housing Finance Agency, Series 2022-D-2	3.100%	05/01/62	7,350,000	7,184,658
New York State Mortgage Agency, Series 233	1.650%	04/01/30	775,000	642,527
Washington State Housing Finance Commission, Series 1N	3.000%	12/01/31	1,325,000	1,264,307
				23,471,456
Industrial Development — 20.5%
Bartow County Georgia Development Authority Pollution Control, Series 1997-1 (b)	1.800%	09/01/29	3,900,000	3,479,766
Burke County Georgia Development Authority Pollution Control, Series 1995-5 (b)	2.200%	10/01/32	1,900,000	1,562,637
Burke County Georgia Development Authority Pollution Control, Series 2013-A	1.500%	01/01/40	3,665,000	3,463,056
City of Whiting Indiana Environmental Facilities, Series 2017	5.000%	11/01/47	10,625,000	10,772,214
Indiana Finance Authority Environmental Refunding, Series 2009-A-2	3.750%	06/01/31	5,750,000	5,815,443
Lehigh County Industrial Development Authority, Series 2016-B	2.625%	02/15/27	4,000,000	3,876,491
Ohio State Air Quality Development Authority, Series 2022-B	4.000%	09/01/30	3,000,000	2,988,071
Virginia Small Business Financing Authority, Series 2022	3.500%	11/01/52	2,500,000	2,491,109
Washington State Economic Development Finance Authority, Series 2022	3.900%	12/01/42	9,000,000	8,990,398
				43,439,185
Other — 0.0% (a)
Colorado Education & Cultural Facilities Authority, Series 2015-B (b)	4.000%	12/01/38	50,000	46,007

Public Services — 1.2%
Phoenix Arizona Civic Improvement Corp. Rental Car Facility, Series 2019-A (b)	5.000%	07/01/39	2,500,000	2,649,593

Recreation — 0.4%
City of Houston Texas Convention & Entertainment Facilities Department, Series 2021 (b)	3.000%	09/01/32	500,000	472,553
Harris County Texas Municipal Utility District No. 500, Series 2021 (b)	3.000%	12/01/34	375,000	335,187
				807,740
State and Non-State Appropriated Tobacco — 0.1%
California County Tobacco Securitization Agency (The), Series 2020-A (b)	4.000%	06/01/34	150,000	146,899

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	79

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Tax — 2.9%
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (b)(d)	5.250%	12/01/39	$2,000,000	$2,007,601
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (b)(d)	5.250%	12/01/39	900,000	902,221
Northglenn Urban Renewal Authority, Series 2019 (b)	4.000%	12/01/34	400,000	382,485
Northglenn Urban Renewal Authority, Series 2019 (b)	4.000%	12/01/35	525,000	496,087
Southwest Houston Texas Redevelopment Authority, Series 2017-B (b)	4.000%	09/01/40	1,350,000	1,332,711
Village Community Development District No. 7, Series 2015 (b)	4.000%	05/01/36	1,065,000	1,015,813
				6,136,918
Transportation — 16.0%
Chicago Midway Airport, Series 2014-B	5.000%	01/01/23	1,740,000	1,740,000
Clark County Nevada Jet Aviation Fuel Tax, Series 2022-A	5.000%	07/01/23	6,000,000	6,038,696
Colorado High Performance Transportation Enterprise, Series 2014 (b)	5.750%	01/01/44	750,000	750,515
Denver Colorado Airport System, Series 2022-D	5.000%	11/15/25	2,000,000	2,091,601
Denver Colorado Airport System, Series 2022-D	5.250%	11/15/26	3,500,000	3,731,761
Florida State Mid-Bay Bridge Authority, Series 2015-A (b)	5.000%	10/01/35	1,180,000	1,193,742
Hidalgo County Regional Mobility Authority, Series 2022-A	0.000%	12/01/50	5,000,000	1,088,001
Hidalgo County Regional Mobility Authority, Series A	0.000%	12/01/51	3,750,000	770,436
Hidalgo County Regional Mobility Authority, Series 2022-A (b)	0.000%	12/01/52	6,630,000	1,285,820
Hidalgo County Regional Mobility Authority, Series 2022-A (b)	0.000%	12/01/54	1,585,000	270,379
Hidalgo County Regional Mobility Authority, Series 2022-A (b)	0.000%	12/01/56	18,105,000	2,674,733
La Paz County Arizona Industrial Development Authority, Series 2016-A (b)(d)	7.000%	11/15/38	1,575,000	1,566,023
La Paz County Arizona Industrial Development Authority, Series 2016-A (b)(d)	7.125%	11/15/45	735,000	719,963
Love Field Airport Modernization Corp., Series 2017 (b)	5.000%	11/01/33	425,000	442,182
Pennsylvania Sate Turnpike Commission, Series 2009-E	6.375%	12/01/38	725,000	818,958
Pharr Texas International Toll Bridge System, Series 2021 (b)	4.000%	08/15/33	5,000	5,121
Triborough Bridge and Tunnel Authority, Series 2021-A-2	2.000%	05/15/45	700,000	639,171
Virginia Small Business Financing Authority, Series 2017 (b)(d)(e)	6.500%	07/01/50	7,500,000	7,451,628
Virginia Small Business Financing Authority, Series 2022 (b)	5.000%	12/31/57	400,000	396,454
				33,675,184
Utilities — 12.6%
Burke County Georgia Development Authority Pollution Control, Series 1994-5	2.150%	10/01/32	530,000	517,304
King County Washington Sewer Revenue, Series 2020-A	0.625%	01/01/32	3,670,000	3,547,670
Long Island Power Authority, Series 2021-B	1.500%	09/01/26	4,385,000	4,074,203
Long Island Power Authority, Series 2020-B	0.850%	09/01/50	1,000,000	931,969
Orlando Florida Utilities Commission, Series 2021-B	1.250%	10/01/46	1,125,000	957,229
PEFA, Inc. Iowa Gas Project, Series 2019	5.000%	09/01/49	595,000	609,196
San Antonia Texas Electric & Gas Systems, Series 2015-D	1.125%	12/01/45	1,770,000	1,554,825
Southern California Public Power Authority No. 1, Series 2007-A	5.000%	11/01/33	500,000	536,657
Southern California Public Power Authority No. 1, Series 2007-B	4.445%	11/01/38	5,550,000	4,770,783
Utah Infrastructure Agency Telecommunications, Series 2021	3.000%	10/15/24	500,000	488,137
Utah Infrastructure Agency Telecommunications, Series 2021	4.000%	10/15/29	600,000	580,823
Utah Infrastructure Agency Telecommunications, Series 2021 (b)	4.000%	10/15/36	200,000	179,187
Utah Infrastructure Agency Telecommunications, Series 2021 (b)	4.000%	10/15/38	2,085,000	1,817,936
Utah Infrastructure Agency Telecommunications, Series 2022	5.000%	10/15/37	1,200,000	1,211,687
Utah Infrastructure Agency Telecommunications, Series 2022	5.000%	10/15/46	3,250,000	3,166,041
Utah Telecommunication Open Infrastructure Agency, Series 2022	5.250%	06/01/33	500,000	579,194
Utah Telecommunication Open Infrastructure Agency, Series 2022	5.250%	06/01/34	500,000	573,520
Utah Telecommunication Open Infrastructure Agency, Series 2022	5.250%	06/01/35	500,000	566,445
				26,662,806
Variable Rate Demand Note — 9.3%
Variable Rate Demand Note — 9.3%
Arizona Health Facilities, Series 2015-C (e)	3.700%	01/01/46	5,000,000	5,000,000
Columbus Ohio Sewerage System, Series 2008-B (e)	3.790%	06/01/32	1,110,000	1,110,000
JEA Florida Water and Sewer System, Series 2008-A-2 (e)	3.800%	10/01/38	1,500,000	1,500,000

See Notes to Financial Statements.
80	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Variable Rate Demand Note (continued)
King County Washington Multi-Modal Limited, Series 2019-A (e)	3.650%	01/01/46	$4,000,000	$4,000,000
Oregon State Housing & Community Services Department, Series 2017-C (e)	3.850%	07/01/39	8,105,000	8,105,000
				19,715,000

Total Municipal Bonds (Cost $198,781,341)				191,697,430

U.S. TREASURY BILLS — 7.8%
United States Treasury (f)	4.621%	05/18/23	7,000,000	6,880,958
United States Treasury (f)	3.974%	09/07/23	10,000,000	9,699,655
Total U.S. Treasury Bills (Cost $16,619,792)				16,580,613

CORPORATE BONDS — 3.7%
Industrial — 3.7%
Services — 3.7%
IPMI 3 LLC, 144A, Series 2021 (g) (Cost $9,000,000)	3.900%	12/01/28	9,000,000	7,794,741

Investments at Value — 102.0% (Cost $224,401,133)				$216,072,784

Liabilities in Excess of Other Assets — (2.0%)				(4,267,731)

Net Assets — 100.0%				$211,805,053

(a)	Percentage rounds to less than 0.1%.

(b)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(c)	This security is insured. In the event of a default by the bond issuer, the issuer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(d)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $13,572,159, which represents 6.4% of net assets as of December 31, 2022.

(e)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(f)	Rate shown is the annualized yield at time of purchase.

(g)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	81

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 97.0%
Certificate Participation — 13.3%
Healthcare — 0.3%
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/30	$350,000	$371,479
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/31	350,000	370,215
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/32	225,000	236,922
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/33	240,000	251,402
				1,230,018
Lease / Rent — 13.0%
Berthoud Colorado COP, Series 2020 (a)	4.000%	12/01/49	9,255,000	8,368,338
Castle Rock Colorado COP, Series 2020 (a)	4.000%	12/01/40	1,025,000	1,018,343
City of Aurora Colorado COP, Series 2017 (a)	5.000%	12/01/34	450,000	482,164
City of Aurora Colorado COP, Series 2017 (a)	5.000%	12/01/35	615,000	657,086
Colorado Higher Education Capital Construction COP, Series 2014-A	5.000%	11/01/24	55,000	57,136
Colorado State Building Excellent Schools Today COP, Series 2019-O (a)	5.000%	03/15/36	1,750,000	1,904,817
Colorado State COP Rural Colorado, Series 2022	6.000%	12/15/34	1,250,000	1,549,423
Colorado State COP Rural Colorado, Series 2022	6.000%	12/15/35	3,860,000	4,725,227
Colorado State COP Rural Colorado, Series 2018-A (a)	5.000%	12/15/37	1,000,000	1,089,898
Denver Colorado City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/42	1,860,000	2,047,065
Foothills Park & Recreation District Colorado COP, Series 2021 (a)	4.000%	12/01/41	2,750,000	2,674,300
Grand Fire Protection District No. 1 COP, Series 2022	5.000%	12/15/24	10,000	10,385
Grand Fire Protection District No. 1 COP, Series 2022	5.000%	12/15/29	65,000	72,779
Grand Fire Protection District No. 1 COP, Series 2022	5.000%	12/15/30	50,000	56,536
Grand Junction Colorado COP, Series 2019 (a)	4.000%	12/01/35	550,000	569,906
Gunnison County Colorado COP, Series 2020-B	5.000%	12/01/24	55,000	57,090
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/34	55,000	57,526
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/34	125,000	130,024
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/35	310,000	321,767
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/35	390,000	403,144
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/36	325,000	333,932
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/36	810,000	829,321
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/37	840,000	855,771
Hyland Hills Park and Recreation District COP, Series 2022	5.000%	12/15/35	1,140,000	1,284,262
Hyland Hills Park and Recreation District COP, Series 2022	5.000%	12/15/41	2,430,000	2,658,732
Moffat County Colorado COP, Series 2021 (a)	4.000%	03/01/41	2,235,000	2,143,137
Moffat County Colorado COP, Series 2021 (a)	4.000%	03/01/46	4,060,000	3,751,213
Moffat County Colorado COP, Series 2021 (a)	4.000%	03/01/51	4,000,000	3,592,141
Monument Colorado COP, Series 2020 (a)	4.000%	12/01/33	200,000	208,821
Platteville-Gilcrest Fire Protection District COP, Series 2018 (a)	5.000%	12/01/33	175,000	190,787
Rangeview Library District Adams Country Colorado COP, Series 2022-A	5.000%	12/15/34	430,000	475,299
Rangeview Library District Adams Country Colorado COP, Series 2022-A	5.000%	12/15/35	775,000	849,166
South Suburban Park & Recreation District COP, Series 2021 (a)	4.000%	12/15/41	2,575,000	2,432,701
Town of Breckenridge Colorado COP, Series 2022	5.000%	12/01/42	2,325,000	2,489,816
Town of Firestone Colorado Water Enterprise COP, Series 2018 (a)	5.000%	12/01/42	3,000,000	3,166,821
				51,514,874
General Obligation — 17.4%
Local — 17.4%
Anthem West Metropolitan District, BAM, Series 2015 (a)(b)	5.000%	12/01/35	1,165,000	1,225,210
BNC Metropolitan District No. 1, BAM, Series 2017-A (a)(b)	5.000%	12/01/32	360,000	390,024
BNC Metropolitan District No. 1, BAM, Series 2017-A (a)(b)	5.000%	12/01/37	545,000	586,343
Bradburn Metropolitan District No. 2, Series 2018-A	4.000%	12/01/28	305,000	287,909
Bradburn Metropolitan District No. 2, Series 2018-A (a)	5.000%	12/01/38	600,000	570,344
Bromley Park Metropolitan District No. 2, Series 2018-B (a)	6.375%	12/15/47	1,000,000	949,787
Bromley Park Metropolitan District No. 2, BAM, Series 2018-A (a)(b)	4.000%	12/01/47	2,500,000	2,267,867
Castle Oaks Metropolitan District No. 3 Colorado, AGM, Series 2020 (b)	4.000%	12/01/50	4,690,000	4,300,030

See Notes to Financial Statements.
82	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Local — 17.4% (continued)
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.500%	12/01/29	$750,000	$766,374
Cherry Creek Colorado School District No. 5, Series 2021	5.000%	12/15/28	80,000	90,019
Colliers Hill Metropolitan District No. 2 Town of Erie Weld County Colorado, BAM, Series 2022B-1 (a)(b)	6.000%	12/15/47	2,000,000	1,646,125
Cornerstar Metropolitan District, Series 2017-A (a)	5.125%	12/01/37	1,000,000	957,369
Crested Butte Colorado Fire Protection District, Series 2022 (a)	5.000%	12/01/46	5,770,000	6,337,174
Crystal Valley Metropolitan District No. 2, AGM, Series 2020-A (a)(b)	4.000%	12/01/44	3,500,000	3,296,226
Denver Colorado City & County School District No. 1, Series 2022-B	5.000%	12/01/23	3,400,000	3,466,187
Douglas County Colorado School District No. RE1, Series 2022	5.000%	12/15/26	75,000	81,693
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a)(b)	4.000%	12/01/36	700,000	724,060
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a)(b)	4.000%	12/01/37	750,000	769,609
Erie Farm Metropolitan District, AGM, Series 2021 (a)(b)	5.000%	12/01/35	175,000	194,524
Erie Farm Metropolitan District, AGM, Series 2021 (a)(b)	5.000%	12/01/41	570,000	617,603
Erie Farm Metropolitan District, AGM, Series 2021 (a)(b)	4.000%	12/01/51	1,100,000	1,002,541
Fossil Ridge Metropolitan District No. 3 Colorado, BAM, Series 2020 (a)(b)	4.000%	12/01/32	995,000	1,035,851
Fossil Ridge Metropolitan District No. 3 Colorado, BAM, Series 2020 (a)(b)	4.000%	12/01/33	1,030,000	1,066,265
Fossil Ridge Metropolitan District No. 3 Colorado, BAM, Series 2020 (a)(b)	4.000%	12/01/34	1,075,000	1,102,824
Gold Hill Mesa Metropolitan District No. 2, Series 2022-A	5.000%	12/01/23	305,000	308,196
Gold Hill Mesa Metropolitan District No. 2, Series 2022-A	5.000%	12/01/24	215,000	220,150
Gold Hill Mesa Metropolitan District No. 2, Series 2022-A	5.000%	12/01/25	135,000	139,958
Gold Hill Mesa Metropolitan District No. 2, Series 2022-A	5.000%	12/01/26	150,000	157,000
Great Western Park Metropolitan District No. 2 Colorado, AGM, Series 2021 (a)(b)	4.000%	12/01/35	520,000	542,330
Great Western Park Metropolitan District No. 2 Colorado, AGM, Series 2021 (a)(b)	4.000%	12/01/36	555,000	572,932
High Plains Metropolitan District, NATL, Series 2017 (a)(b)	5.000%	12/01/35	500,000	538,869
Hogback Metropolitan District Colorado, Series 2021-A (a)	5.000%	12/01/41	700,000	621,777
Longs Peak Metropolitan District Colorado, Series 2021 (a)	5.250%	12/01/51	6,500,000	5,334,235
North Pine Vistas Metropolitan District No. 2, AGM, Series 2022 (b)	5.250%	12/01/42	625,000	656,458
North Pine Vistas Metropolitan District No. 2, AGM, Series 2022 (b)	5.000%	12/01/52	1,000,000	1,011,313
North Pine Vistas Metropolitan District No. 3, AGM, Series 2021-A (a)(b)	4.000%	12/01/36	175,000	180,115
Park Creek Metropolitan District, AGM, Series 2022-A (b)	5.000%	12/01/37	370,000	401,544
Park Creek Metropolitan District, AGM, Series 2022-A (b)	5.000%	12/01/38	655,000	706,511
Park Creek Metropolitan District, AGM, Series 2022-A (b)	5.000%	12/01/39	730,000	784,504
Park Creek Metropolitan District, AGM, Series 2022-A (b)	5.000%	12/01/41	500,000	533,733
Park Creek Metropolitan District, AGM, Series 2022-A (b)	5.000%	12/01/42	500,000	532,512
Prairie Center Metropolitan District No. 7 Colorado, Series 2020 (a)	4.125%	12/15/36	500,000	431,523
Prairie Center Metropolitan District No. 7 Colorado, Series 2020 (a)	4.875%	12/15/44	700,000	587,558
Sand Creek County Metropolitan District, AGM, Series 2017 (a)(b)	4.000%	12/01/35	380,000	397,585
Sand Creek County Metropolitan District, AGM, Series 2020-B (a)(b)	4.000%	12/01/35	3,405,000	3,558,533
Sand Creek County Metropolitan District, AGM, Series 2020-B (a)(b)	4.000%	12/01/40	2,325,000	2,324,475
SBC Metropolitan District, AGM, Series 2016 (a)(b)	5.000%	12/01/34	205,000	219,184
Sierra Ridge Metropolitan District No. 2, AGM, Series 2022 (a)(b)	4.000%	12/01/42	1,750,000	1,701,352
Sierra Ridge Metropolitan District No. 2, AGM, Series 2022 (a)(b)	4.000%	12/01/46	1,665,000	1,567,190
Sorrel Ranch Metropolitan District Colorado, AGM, Series 2020 (a)(b)	4.000%	12/01/33	320,000	333,064
Sorrel Ranch Metropolitan District Colorado, AGM, Series 2020 (a)(b)	4.000%	12/01/34	665,000	684,520
Sorrel Ranch Metropolitan District Colorado, AGM, Series 2020 (a)(b)	4.000%	12/01/35	570,000	580,598
Sorrel Ranch Metropolitan District Colorado, AGM, Series 2020 (a)(b)	4.000%	12/01/37	500,000	501,087
Southshore Metropolitan District No. 2 City of Aurora Arapahoe County Colorado, BAM, Series 2020-A-2 (a)(b)	4.000%	12/01/46	6,300,000	5,868,093
Sterling Hills West Metropolitan District, Series 2017 (a)	5.000%	12/01/39	750,000	785,956
Vista Ridge Metropolitan District, BAM, Series 2016-A (a)(b)	5.000%	12/01/31	1,250,000	1,336,015
Wheatlands Metropolitan District, BAM, Series 2015 (a)(b)	5.000%	12/01/30	1,000,000	1,058,540
				68,909,368

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	83

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Local Authority — 4.3%
Housing — 0.4%
Colorado Housing & Finance Authority, Series 2020-C-1	1.878%	05/01/23	$295,000	$291,962
Colorado Housing & Finance Authority, Series 2020-C-1	1.928%	11/01/23	340,000	330,615
Colorado Housing & Finance Authority, Series 2020-C-1	2.025%	05/01/24	150,000	143,820
Colorado Housing & Finance Authority, Series 2020-C-1	2.075%	11/01/24	250,000	236,765
Colorado Housing & Finance Authority, Series 2020-C-1	2.175%	11/01/25	500,000	463,951
				1,467,113
Lease / Rent — 0.1%
Boulder Municipal Property COP, Series 2019	2.250%	11/01/24	500,000	479,520

Local — 2.4%
Board of Trustees of the Colorado School of Mines, AGM, Series 2022-C (b)	4.800%	12/01/27	2,000,000	1,988,558
Eagle County Colorado School District, Series 2021	0.793%	12/01/25	3,000,000	2,686,749
Eagle County Colorado School District, Series 2021	0.903%	12/01/26	5,000,000	4,324,592
Garfield County School District No. RE-2, Series 2012-B (a)	3.050%	12/01/26	500,000	469,330
				9,469,229
Recreation — 0.4%
Park Creek Metropolitan District, Series 2017-B	3.150%	12/01/23	405,000	399,478
Park Creek Metropolitan District, Series 2017-B	3.300%	12/01/24	425,000	413,064
Park Creek Metropolitan District, Series 2017-B	3.450%	12/01/25	500,000	480,539
Park Creek Metropolitan District, Series 2017-B (a)	3.600%	12/01/26	300,000	285,502
				1,578,583
Tax — 0.5%
Grand Junction Colorado, Series 2020-A	1.826%	03/01/25	620,000	584,914
Park Creek Metropolitan District, Series 2018-B	3.650%	12/01/23	805,000	797,559
Park Creek Metropolitan District, Series 2018-B	3.800%	12/01/24	440,000	431,604
				1,814,077
Utilities — 0.5%
Todd Creek Village Metropolitan District Colorado, Series 2018-B (a)	5.875%	12/01/38	845,000	845,210
Town of Estes Park Colorado Power & Communications, Series 2019-B	2.362%	11/01/23	770,000	755,789
Town of Estes Park Colorado Power & Communications, Series 2019-B	2.646%	11/01/25	430,000	405,213
				2,006,212
Prerefunded — 1.3%
Lease / Rent — 1.0%
Regional Transportation District Colorado COP, Series 2014-A	5.000%	06/01/39	3,830,000	3,859,640

Local — 0.3%
Tallyns Reach Metropolitan District No. 3, Series 2013 (a)	5.125%	11/01/38	1,035,000	1,052,746

Revenue — 30.0%
Education — 2.7%
Board of Trustees of the Colorado School of Mines, AGM, Series 2022-A (b)	5.250%	12/01/47	1,000,000	1,080,633
Board of Trustees of the Colorado School of Mines, AGM, Series 2022-B (b)	5.250%	12/01/52	4,150,000	4,442,970
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	10/01/34	1,975,000	2,014,438
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	05/01/35	3,145,000	3,205,056
Colorado State Board Community Colleges Refunding and Improvement Department Higher Education, Series 2017-A	5.000%	11/01/26	105,000	113,419
				10,856,516
Healthcare — 4.4%
Colorado Health Facilities Authority, Series 2014-A	5.000%	02/01/23	520,000	520,394
Colorado Health Facilities Authority, Series 2022-B	5.000%	12/01/23	875,000	886,516
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/24	575,000	589,250
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/25	790,000	821,626
Colorado Health Facilities Authority, Series 2022-B	5.000%	12/01/25	960,000	1,003,626

See Notes to Financial Statements.
84	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Healthcare (continued)
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/26	$540,000	$569,820
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/28	535,000	569,561
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/29	425,000	450,595
Colorado Health Facilities Authority, Series 2015-B (a)	5.000%	09/01/29	1,000,000	1,032,802
Colorado Health Facilities Authority, Series 2016-C (a)	5.000%	12/01/29	1,010,000	1,066,455
Colorado Health Facilities Authority, Series 2015 (a)	5.000%	05/15/30	500,000	515,638
Colorado Health Facilities Authority, Series 2023-A (a)	3.000%	05/15/30	410,000	345,855
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/30	710,000	749,607
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/31	1,155,000	1,218,560
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/32	1,650,000	1,736,784
Colorado Health Facilities Authority, Series 2020	4.000%	10/01/35	335,000	335,189
Colorado Health Facilities Authority, Series 2019-A-1 (a)	4.000%	08/01/37	875,000	815,132
Colorado Health Facilities Authority, Series 2019-A (a)	5.000%	11/15/37	200,000	216,363
Colorado Health Facilities Authority, Series 2019 (a)	4.000%	01/01/39	1,200,000	1,189,348
Colorado Health Facilities Authority, Series 2023-A (a)	4.000%	05/15/41	500,000	392,774
Colorado Health Facilities Authority, Series 2015 (a)	4.000%	01/15/45	2,155,000	1,947,508
Colorado Health Facilities Authority, Series 2023-A (a)	4.000%	05/15/48	500,000	362,023
				17,335,426
Other — 3.8%
Colorado Educational & Cultural Facilities Authority, Series 2014	5.000%	11/15/24	435,000	446,945
Colorado Educational & Cultural Facilities Authority, Series 2015-A (a)(c)	4.125%	07/01/26	480,000	468,943
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)(c)	3.750%	07/01/26	60,000	56,887
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	05/15/29	2,600,000	2,739,633
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	08/15/30	750,000	771,913
Colorado Educational & Cultural Facilities Authority, Series 2015 (a)	5.000%	11/01/30	500,000	522,747
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	11/15/31	1,000,000	1,025,270
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	12/01/31	1,500,000	1,538,193
Colorado Educational & Cultural Facilities Authority, Series 2016-A (a)	5.000%	12/15/31	715,000	759,979
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	10/01/32	1,340,000	1,372,975
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	06/01/36	1,580,000	1,629,857
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	07/01/36	1,000,000	1,022,167
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)(c)	5.000%	07/01/36	1,000,000	932,935
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	08/01/36	1,140,000	1,174,461
Colorado Educational & Cultural Facilities Authority, Series 2014B (a)	5.625%	01/15/44	440,000	442,512
				14,905,417
Public Services — 6.1%
Cherry Creek Corporate Center Metropolitan District, Series 2015-A (a)	5.000%	06/01/37	500,000	472,940
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/26	730,000	769,393
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/27	620,000	652,573
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/36	300,000	310,683
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/37	400,000	413,575
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/41	1,500,000	1,540,493
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/45	550,000	561,363
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/46	4,930,000	5,041,334
Rampart Range Colorado Metropolitan District No. 1, AGM, Series 2017 (a)(b)	5.000%	12/01/42	1,905,000	2,026,417
Rampart Range Colorado Metropolitan District No. 1, AGM, Series 2017 (a)(b)	5.000%	12/01/47	8,150,000	8,628,041
Southglenn Metropolitan District Colorado, Series 2016 (a)	5.000%	12/01/30	3,505,000	3,466,127
Sterling Ranch Community Authority Colorado, Series 2020-A (a)	3.750%	12/01/40	500,000	392,732
				24,275,671
Tax — 5.8%
City of Idaho Springs Colorado Sales Tax Revenue, AGM, Series 2018 (a)(b)	5.000%	12/01/33	490,000	523,718
City of Idaho Springs Colorado Sales Tax Revenue, AGM, Series 2018 (a)(b)	5.000%	12/01/34	525,000	561,526
Denver Colorado Urban Renewal Authority Tax Increment, Series 2013-A-1 (a)	5.000%	12/01/23	190,000	190,249

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	85

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2022

	Coupon	Maturity	Par Value	Value
Tax (continued)
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a)(c)	5.250%	12/01/39	$3,700,000	$3,714,062
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a)(c)	5.250%	12/01/39	1,300,000	1,303,209
Superior Open Space Sales and Use Tax Colorado, AGM, Series 2020 (a)(b)	5.000%	06/01/35	1,000,000	1,112,708
Superior Open Space Sales and Use Tax Colorado, AGM, Series 2020 (a)(b)	5.000%	06/01/40	750,000	816,928
Wheat Ridge Colorado Urban Renewal Authority, Series 2021 (a)	4.000%	12/01/32	760,000	809,403
Wheat Ridge Colorado Urban Renewal Authority, Series 2021 (a)	4.000%	12/01/34	2,000,000	2,084,627
Wheat Ridge Colorado Urban Renewal Authority, Series 2021 (a)	4.000%	12/01/35	2,000,000	2,050,145
Wheat Ridge Colorado Urban Renewal Authority, Series 2021 (a)	4.000%	12/01/36	3,240,000	3,284,278
Wheat Ridge Colorado Urban Renewal Authority, Series 2021 (a)	4.000%	12/01/37	3,360,000	3,372,420
Wheat Ridge Colorado Urban Renewal Authority, Series 2021 (a)	4.000%	12/01/39	3,000,000	2,925,727
				22,749,000
Transportation — 6.1%
Auraria Higher Education Center, AGM, Series 2015 (a)(b)	4.000%	04/01/29	3,500,000	3,589,396
Denver Colorado City & County Airport System, Series 2022-D	5.000%	11/15/24	15,000,000	15,458,488
Denver Colorado City & County Airport System, Series 2020-B-2	5.000%	11/15/31	3,840,000	4,015,875
Grand Junction Regional Airport Authority, NATL, Series 2016-A (a)(b)	5.000%	12/01/31	1,155,000	1,217,499
				24,281,258
Utilities — 1.1%
City of Colorado Springs Colorado Utilities System, Series 2020-A	5.000%	11/15/23	155,000	157,913
City of Colorado Springs Colorado Utilities System, Series 2020-A	5.000%	11/15/29	25,000	28,626
Eagle River Colorado Water & Sanitation District, AGM, Series 2020-A (b)	4.000%	12/01/27	35,000	36,993
Puerto Rico Electric Power Authority, AGM, Series 2007-UU (3MO LIBOR + 52) (a)(b)(d)	2.045%	07/01/29	400,000	359,885
Stonegate Village Metropolitan District Colorado, BAM, Series 2020 (a)(b)	4.000%	12/01/45	1,435,000	1,378,905
Todd Creek Village Metropolitan District Colorado, Series 2018-A	5.000%	12/01/28	1,200,000	1,254,027
Todd Creek Village Metropolitan District Colorado, Series 2018-A (a)	5.250%	12/01/38	1,000,000	1,033,302
Town of Firestone Colorado Water Enterprise, BAM, Series 2020 (b)	2.000%	12/01/23	15,000	14,778
				4,264,429
Variable Rate Demand Note — 30.7%
Variable Rate Demand Note — 30.7%
City of Colorado Springs Colorado Utilities System, Series 2007-A (a)(d)	3.630%	11/01/37	11,930,000	11,930,000
City of Colorado Springs Colorado Utilities System, Series 2012-A (a)(d)	3.630%	11/01/41	1,840,000	1,840,000
Colorado Health Facilities Authority, Series 2000 (d)	3.880%	10/01/30	1,950,000	1,950,000
Colorado Health Facilities Authority, Series 2016-B (a)(d)	2.250%	12/01/45	26,490,000	26,490,000
Colorado Health Facilities Authority, Series 2020-A (a)(d)	3.650%	12/01/52	9,000,000	9,000,000
Colorado Health Facilities Authority, Series 2022-F (d)	3.560%	05/15/62	22,700,000	22,700,000
Colorado Health Facilities Authority, Series 2022-E (d)	3.600%	05/15/62	31,300,000	31,300,000
University of Colorado Hospital Authority, Series 2018-C (d)	3.650%	11/15/39	6,255,000	6,255,000
University of Colorado Hospital Authority, Series 2019-A (d)	3.690%	11/15/49	10,000,000	10,000,000
				121,465,000

Investments at Value — 97.0% (Cost $402,651,637)				$383,514,097

Other Assets in Excess of Liabilities — 3.0%				12,024,355

Net Assets — 100.0%				$395,538,452

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(b)	This security is insured. In the event of a default by the bond issuer, the issuer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(c)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $6,476,036, which represents 1.6% of net assets as of December 31, 2022.

(d)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate

See Notes to Financial Statements.
86	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2022

securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	87

Segall Bryant & Hamill Funds	Statement of Investments
December 31, 2022

COMMON ABBREVIATIONS

A.B.	Aktiebolag is the Swedish equivalent of the term corporation.

ADR	American Depositary Receipt.

A.G.	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AGM	Assured Guaranty Municipal.

A.S.	Andonim Sirketi, Joint Stock Company in Turkey.

A/S	Aktieselskab is a Danish Joint Stock Company.

A.S.A	Aksjeselskop is the Norwegian term for a stock-based company.

BAM	Build America Mutual.

Bhd.	Berhad is a Malaysian term for a public limited company.

COP	Certificate of Participation.

H15T1Y	U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.

LIBOR	London Interbank Offered Rate.

LLC	Limited Liability Company.

LP	Limited Partnership.

Ltd.	Limited.

NATL	National Public Finance Guarantee Corp.

N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ	Julkinen osakeyhtiö means public stock company.

PCL	Public Company Limited.

PJSC	Public Joint-Stock Company.

PLC	Public Limited Company.

P.S.Q.C.	Pakistan Standards & Quality Control Authority.

Q.S.C.	Qatari Shareholding Company.

REIT(s)	Real Estate Investment Trust.

S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

S.A.A.	Sociedad Anonima Abierta is a Peruvian term for a publicly held corporation.

S.A. de C.V.	Sociedad Anonima de Capital Variable is a corporative type of business in Mexico.

S.A.B de C.V.	Sociedad Anónima Bursátil de Capital Variable is the Mexican term for publicly traded companies.

S.A.K.P.	Suid Afrikaanse Kommunistiese Party.

SAPI de C.V.	Sociedad Anonima Promotora de Inversion de Capital Variable is a corporative type of business in Mexixo.

SARL	Societe Anonyme a Responsabilite Limitee is the French term for Limited Liability Company.

S.E.	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SJSC	Saudi Joint-Stock Company.

SOFR	Secured Overnight Financing Rate.

S.p.A.	Societa per azioni is the Italian equivalent of the term Public Limited Companies.
Tbk P.T.	Terbuka Perseroan Terbatas is an Indonesia term for a public limited company.

LIBOR Rates as of December 31, 2022:

1MO LIBOR 4.40%

3MO LIBOR 4.78%

See Notes to Financial Statements.
88	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2022

	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap
	Value Fund	Growth Fund	Core Fund
Assets
Investments, at cost	$513,730,640	$184,979,255	$41,526,637
Investments, at value	$543,454,764	$176,695,916	$48,080,698
Cash equivalents (Note 2)	43,584,502	5,926,909	3,508,197
Receivable for Fund shares sold	506,646	329,602	9,310
Receivable for investment securities sold	2,221,608	1,500,443	856,338
Dividends and interest receivable	390,115	94,534	35,174
Other assets	77,851	36,569	25,878
Total assets	590,235,486	184,583,973	52,515,595

Liabilities
Payable for Fund shares redeemed	631,687	187,997	—
Payable to Adviser (Note 6)	409,840	103,067	29,169
Accrued shareholder servicing fees (Note 6)	67,155	38,478	2,446
Payable to third party administrator (Note 6)	18,624	7,886	3,951
Accrued chief compliance officer fees (Note 6)	2,292	824	354
Other accrued expenses	37,005	22,775	18,335
Total liabilities	1,166,603	361,027	54,255
Net Assets	$589,068,883	$184,222,946	$52,461,340

Net Assets Consists of
Paid-in capital	$580,415,803	$258,430,197	$40,950,817
Accumulated earnings (deficit)	8,653,080	(74,207,251)	11,510,523
Net Assets	$589,068,883	$184,222,946	$52,461,340

Net Assets
Retail	$8,291,899	$42,198,865	$727,885
Institutional	580,776,984	142,024,081	51,733,455
Shares of Beneficial Interest Outstanding
Retail	663,342	2,726,972	67,641
Institutional	46,403,389	8,941,501	4,783,525
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$12.50	$15.47	$10.76
Institutional	$12.52	$15.88	$10.81

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	89

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2022

			Segall Bryant
	Segall Bryant &	Segall Bryant &	& Hamill
	Hamill	Hamill Emerging	International
	All Cap Fund	Markets Fund	Small Cap Fund
Assets
Investments, at cost	$82,683,802	$39,984,290	$93,908,227
Investments, at value	$125,702,676	$40,723,887	$94,961,908
Cash equivalents (Note 2)	5,049,733	—	—
Foreign currency, at value (Cost $—, $10,926, and $—, respectively)	—	10,538	—
Receivable for Fund shares sold	129,925	—	—
Receivable for investment securities sold	—	758,285	343,581
Due from Adviser	—	23,118	—
Dividends and interest receivable	77,791	137,427	286,864
Foreign tax reclaims receivable	546	1,714	986,466
Other assets	32,537	21,680	32,918
Total assets	130,993,208	41,676,649	96,611,737

Liabilities
Due to custodian	—	683,256	251,601
Payable for Fund shares redeemed	54,982	136,637	12,650
Accrued foreign capital gains on appreciated securities	—	195,299	—
Payable to Adviser (Note 6)	65,433	43,962	—
Accrued shareholder servicing fees (Note 6)	17,935	5,311	18,423
Payable to third party administrator (Note 6)	6,024	3,657	5,119
Accrued chief compliance officer fees (Note 6)	632	315	506
Other accrued expenses	20,012	54,381	48,581
Total liabilities	165,018	1,078,856	380,842
Net Assets	$130,828,190	$40,597,793	$96,230,895

Net Assets Consists of
Paid-in capital	$85,991,003	$46,380,552	$180,845,139
Accumulated earnings (deficit)	44,837,187	(5,782,759)	(84,614,244)
Net Assets	$130,828,190	$40,597,793	$96,230,895

Net Assets
Retail	$795,566	$1,951,966	$9,757,478
Institutional	130,032,624	38,645,827	86,473,417
Shares of Beneficial Interest Outstanding
Retail	43,676	265,469	1,018,223
Institutional	7,133,257	5,243,149	9,014,045
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$18.22	$7.35	$9.58
Institutional	$18.23	$7.37	$9.59

See Notes to Financial Statements.
90	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2022

	Segall Bryant
	& Hamill
	Fundamental	Segall Bryant &	Segall Bryant &	Segall Bryant &
	International	Hamill Global	Hamill Workplace	Hamill Short Term
	Small Cap Fund	All Cap Fund	Equality Fund	Plus Fund
Assets
Investments, at cost	$49,510,917	$23,074,095	$20,036,641	$28,821,653
Investments, at value	$44,913,383	$26,592,454	$21,195,335	$27,738,156
Cash equivalents (Note 2)	976,708	410,786	509,497	612,482
Foreign currency, at value (Cost $—, $2, $—, and $—, respectively)	—	2	—	—
Receivable for Fund shares sold	53,539	127	—	—
Receivable for investment securities sold	222,092	41,813	—	—
Due from Adviser	—	—	1,478	13,657
Dividends and interest receivable	19,459	8,176	22,791	258,885
Foreign tax reclaims receivable	78,495	76,264	—	—
Other assets	22,272	15,234	13,691	16,798
Total assets	46,285,948	27,144,856	21,742,792	28,639,978

Liabilities
Payable for Fund shares redeemed	5	3,689	1,159	—
Payable for investment securities purchased	209,043	—	—	—
Payable to Adviser (Note 6)	19,339	2,506	—	—
Accrued shareholder servicing fees (Note 6)	13,866	4,214	4,572	7,634
Payable to third party administrator (Note 6)	3,904	3,634	3,088	3,347
Accrued chief compliance officer fees (Note 6)	335	264	245	269
Other accrued expenses	22,116	17,178	16,332	23,003
Total liabilities	268,608	31,485	25,396	34,253
Net Assets	$46,017,340	$27,113,371	$21,717,396	$28,605,725

Net Assets Consists of
Paid-in capital	$60,216,716	$23,573,882	$21,066,826	$30,416,084
Accumulated earnings (deficit)	(14,199,376)	3,539,489	650,570	(1,810,359)
Net Assets	$46,017,340	$27,113,371	$21,717,396	$28,605,725

Net Assets
Retail	$21,023,429	$25,421,594	$7,504,458	$3,828,237
Institutional	24,993,911	1,691,777	14,212,938	24,777,488
Shares of Beneficial Interest Outstanding
Retail	1,486,611	2,898,775	1,221,054	392,088
Institutional	1,617,114	195,719	2,236,339	2,534,752
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$14.14	$8.77	$6.15	$9.76
Institutional	$15.46	$8.64	$6.36	$9.78

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	91

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2022

			Segall Bryant &
	Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
	Hamill Plus	Hamill Quality	Opportunities	Hamill Colorado
	Bond Fund	High Yield Fund	Fund	Tax Free Fund
Assets
Investments, at cost	$758,020,298	$74,260,253	$224,401,133	$402,651,637
Investments, at value	$665,660,990	$64,560,312	$216,072,784	$383,514,097
Cash equivalents (Note 2)	10,390,267	386,273	2,320,147	13,651,030
Receivable for Fund shares sold	1,139,769	101,269	476,142	290,747
Receivable for investment securities sold	147	—	9,849,586	—
Dividends and interest receivable	5,455,003	1,048,695	1,347,575	1,659,862
Other assets	48,222	15,633	43,746	29,284
Total assets	682,694,398	66,112,182	230,109,980	399,145,020

Liabilities
Payable for Fund shares redeemed	1,658,690	279,025	18,168,454	1,876,740
Payable for investment securities purchased	—	—	—	1,454,320
Payable to Adviser (Note 6)	133,765	10,578	43,921	104,903
Accrued shareholder servicing fees (Note 6)	185,664	15,770	53,129	117,327
Payable to third party administrator (Note 6)	21,678	4,369	9,152	13,467
Accrued chief compliance officer fees (Note 6)	2,604	403	1,019	1,605
Other accrued expenses	49,170	24,107	29,252	38,206
Total liabilities	2,051,571	334,252	18,304,927	3,606,568
Net Assets	$680,642,827	$65,777,930	$211,805,053	$395,538,452

Net Assets Consists of
Paid-in capital	$801,630,464	$85,332,184	$248,917,090	$454,942,782
Accumulated deficit	(120,987,637)	(19,554,254)	(37,112,037)	(59,404,330)
Net Assets	$680,642,827	$65,777,930	$211,805,053	$395,538,452

Net Assets
Retail	$311,041,668	$27,855,055	$35,120,303	$143,557,858
Institutional	369,601,159	37,922,875	176,684,750	251,980,594
Shares of Beneficial Interest Outstanding
Retail	34,026,606	3,488,720	3,696,686	13,876,309
Institutional	40,857,185	4,807,299	18,585,895	24,259,228
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$9.14	$7.98	$9.50	$10.35
Institutional	$9.05	$7.89	$9.51	$10.39

See Notes to Financial Statements.
92	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2022

	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap
	Value Fund	Growth Fund	Core Fund
Investment Income
Dividends	$7,869,054	$608,249	$500,347
Interest	643,944	109,182	53,645
Foreign taxes withheld	(25,306)	(4,530)	(4,128)
Total income	8,487,692	712,901	549,864

Expenses
Investment advisory fees (Note 6)	4,791,487	1,175,966	399,217
Shareholder servicing fees (Note 6)
Retail Class	14,471	118,615	2,755
Institutional Class	378,337	105,819	14,640
Administrative fees (Note 6)	196,858	66,457	25,137
Registration and filing fees	64,254	61,038	40,767
Custodian fees	22,097	21,460	17,141
Trustee fees and expenses	82,633	23,559	6,958
Transfer agent fees (Note 6)	22,054	24,848	20,374
Independent pricing service fees	1,696	1,719	1,794
Shareholder reporting expenses	34,614	18,801	2,618
Audit and tax preparation fees	15,611	13,611	13,611
Insurance expense	29,199	9,605	2,580
Chief compliance officer fees (Note 6)	24,691	8,767	3,902
Legal fees	23,263	7,081	1,912
Other	29,238	20,069	12,171
Total expenses before waivers/reimbursements	5,730,503	1,677,415	565,577
Expenses waived/reimbursed by investment adviser	—	—	(69,897)
Net expenses	5,730,503	1,677,415	495,680
Net Investment Income (Loss)	2,757,189	(964,514)	54,184

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	(4,194,829)	(29,474,046)	(364,292)
Foreign currency	(3)	5	—
	(4,194,832)	(29,474,041)	(364,292)
Change in unrealized net appreciation/depreciation on:
Investments	(91,223,389)	(47,413,915)	(5,814,708)

Net realized and unrealized losses	(95,418,221)	(76,887,956)	(6,179,000)
Net Decrease in Net Assets Resulting From Operations	$(92,661,032)	$(77,852,470)	$(6,124,816)

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	93

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2022

				Segall Bryant
	Segall Bryant &	Segall Bryant &		& Hamill
	Hamill	Hamill Emerging		International
	All Cap Fund	Markets Fund		Small Cap Fund
Investment Income
Dividends	$1,737,648	$2,787,332		$7,185,961
Interest	53,405	12,401		6,994
Foreign taxes withheld	(24,285)	(250,579)		(789,065)
Total income	1,766,768	2,549,154		6,403,890

Expenses
Investment advisory fees (Note 6)	961,533	441,661		1,048,022
Shareholder servicing fees (Note 6)
Retail Class	498	4,977		58,424
Institutional Class	132,526	25,974		42,565
Administrative fees (Note 6)	56,163	25,318		46,394
Registration and filing fees	48,947	46,064		46,185
Custodian fees	12,723	165,875		73,367
Trustee fees and expenses	19,450	6,461		14,604
Transfer agent fees (Note 6)	20,426	20,713		20,485
Independent pricing service fees	1,341	65,691		39,631
Shareholder reporting fees	10,908	3,567		3,754
Audit and tax preparation fees	13,611	18,610		20,611
Insurance expense	8,828	2,847		7,902
Chief compliance officer fees (Note 6)	7,515	3,841		6,293
Legal fees	5,723	1,917		4,569
Other	15,482	102,013		50,142
Total expenses before waivers/reimbursements	1,315,674	935,529		1,482,948
Expenses waived/reimbursed by investment adviser	(72,908)	(328,358)		(248,038)
Net expenses	1,242,766	607,171		1,234,910
Net Investment Income	524,002	1,941,983		5,168,980

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	11,095,673	(5,099,495	) (a)	(10,144,460)
Foreign currency	(1,179)	(77,659)		(81,281)
	11,094,494	(5,177,154)		(10,225,741)
Change in unrealized net appreciation/depreciation on:
Investments	(46,691,676)	(5,921,480	) (b)	(15,092,100)
Translation of assets and liabilities denoted in foreign currencies	—	(1,750)		(55,006)
	(46,691,676)	(5,923,230)		(15,147,106)
Net realized and unrealized losses	(35,597,182)	(11,100,384)		(25,372,847)
Net Decrease in Net Assets Resulting From Operations	$(35,073,180)	$(9,158,401)		$(20,203,867)

(a)	Net of foreign capital gains tax of $135,147

(b)	Net change in deferred foreign capital gains tax of $62,073

See Notes to Financial Statements.
94	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2022

	Segall Bryant
	& Hamill
	Fundamental	Segall Bryant &	Segall Bryant &	Segall Bryant &
	International	Hamill Global	Hamill Workplace	Hamill Short Term
	Small Cap Fund	All Cap Fund	Equality Fund	Plus Fund
Investment Income
Dividends	$1,029,071	$366,176	$300,819	$—
Interest	9,632	9,952	7,246	510,012
Foreign taxes withheld	(101,103)	(41,040)	(159)	—
Total income	937,600	335,088	307,906	510,012

Expenses
Investment advisory fees (Note 6)	633,877	191,605	158,726	105,680
Shareholder servicing fees (Note 6)
Retail Class	56,527	29,015	11,163	16,926
Institutional Class	36,442	2,270	15,516	35,226
Administrative fees (Note 6)	31,816	19,197	17,554	23,195
Registration and filing fees	53,965	43,862	47,612	45,261
Custodian fees	33,058	15,109	11,164	13,405
Trustee fees and expenses	7,862	3,856	3,264	5,350
Transfer agent fees (Note 6)	22,149	24,547	20,774	20,100
Independent pricing service fees	6,999	3,871	1,021	16,010
Shareholder reporting fees	7,936	7,503	3,048	2,788
Audit and tax preparation fees	16,611	13,611	13,611	17,611
Insurance expense	3,813	1,754	1,317	2,121
Chief compliance officer fees (Note 6)	4,326	3,103	2,911	3,578
Legal fees	2,535	1,138	947	1,640
Other	35,573	17,826	11,666	10,571
Total expenses before waivers/reimbursements	953,489	378,267	320,294	319,462
Expenses waived/reimbursed by investment adviser	(215,859)	(118,780)	(126,237)	(144,032)
Net expenses	737,630	259,487	194,057	175,430
Net Investment Income	199,970	75,601	113,849	334,582

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	(7,945,249)	65,404	(463,589)	(658,535)
Forward foreign currency contracts	(560,758)	—	—	—
Foreign currency	(33,042)	7,975	—	—
	(8,539,049)	73,379	(463,589)	(658,535)
Change in unrealized net appreciation/depreciation on:
Investments	(24,464,006)	(7,065,484)	(5,853,984)	(829,397)
Forward foreign currency contracts	199,660	—	—	—
Translation of assets and liabilities denoted in foreign currencies	(1,816)	(2,202)	—	—
	(24,266,162)	(7,067,686)	(5,853,984)	(829,397)
Net realized and unrealized losses	(32,805,211)	(6,994,307)	(6,317,573)	(1,487,932)
Net Decrease in Net Assets Resulting From Operations	$(32,605,241)	$(6,918,706)	$(6,203,724)	$(1,153,350)

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	95

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2022

			Segall Bryant &
	Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
	Hamill Plus	Hamill Quality	Opportunities	Hamill Colorado
	Bond Fund	High Yield Fund	Fund	Tax Free Fund
Investment Income
Interest	$27,800,479	$3,889,555	$7,633,735	$12,678,170

Expenses
Investment advisory fees (Note 6)	2,938,771	376,268	951,972	1,696,963
Shareholder servicing fees (Note 6)
Retail Class	867,837	69,040	101,369	402,880
Institutional Class	349,421	47,063	199,133	260,466
Administrative fees (Note 6)	271,841	36,014	94,917	161,492
Registration and filing fees	64,767	48,082	65,683	34,126
Custodian fees	27,432	16,106	14,412	15,071
Trustee fees and expenses	107,744	10,869	37,008	63,625
Transfer agent fees (Note 6)	31,430	21,771	22,502	22,218
Independent pricing service fees	41,083	15,806	38,161	57,612
Shareholder reporting fees	48,444	9,239	8,606	9,585
Audit and tax preparation fees	19,611	17,611	15,611	15,611
Insurance expense	48,548	4,641	12,319	26,326
Chief compliance officer fees (Note 6)	33,420	5,133	12,321	20,202
Legal fees	32,619	3,250	10,550	18,793
Other	43,731	14,227	17,449	25,305
Total expenses before waivers/reimbursements	4,926,699	695,120	1,602,013	2,830,275
Expenses waived/reimbursed by investment adviser	(998,736)	(59,140)	(181,589)	(141,948)
Net expenses	3,927,963	635,980	1,420,424	2,688,327
Net Investment Income	23,872,516	3,253,575	6,213,311	9,989,843

Realized and Unrealized Losses
Net realized losses on:
Investments	(24,473,862)	(1,115,170)	(24,579,074)	(29,614,050)

Change in unrealized net appreciation/depreciation on:
Investments	(129,200,223)	(11,930,262)	(15,231,250)	(39,663,177)

Net realized and unrealized losses	(153,674,085)	(13,045,432)	(39,810,324)	(69,277,227)
Net Decrease in Net Assets Resulting From Operations	$(129,801,569)	$(9,791,857)	$(33,597,013)	$(59,287,384)

See Notes to Financial Statements.
96	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill		Segall Bryant & Hamill		Segall Bryant & Hamill
	Small Cap Value Fund		Small Cap Growth Fund		Small Cap Core Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021	2022	2021
Operations
Net investment income (loss)	$2,757,189	$1,253,332	$(964,514)	$(1,104,000)	$54,184	$(74,093)
Net realized gains (losses)	(4,194,832)	37,263,573	(29,474,041)	22,565,130	(364,292)	5,943,663
Change in unrealized net appreciation/depreciation	(91,223,389)	34,670,349	(47,413,915)	(5,293,483)	(5,814,708)	5,108,617
Net increase (decrease) in net assets resulting from operations	(92,661,032)	73,187,254	(77,852,470)	16,167,647	(6,124,816)	10,978,187

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(94,373)	(416,535)	—	—	(14,101)	(291,052)
Institutional	(7,283,529)	(26,594,822)	—	—	(1,069,374)	(8,394,213)
Decrease in net assets from distributions to shareholders	(7,377,902)	(27,011,357)	—	—	(1,083,475)	(8,685,265)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	1,328,818	3,050,835	25,175,411	49,463,143	376,001	1,417,224
Institutional	256,225,204	337,970,835	90,289,646	85,691,386	10,979,205	785,331
Shares issued in reinvestment of distributions
Retail	90,845	393,533	—	—	14,101	283,977
Institutional	5,587,914	20,138,349	—	—	762,480	5,218,137
Cost of shares redeemed
Retail	(1,050,445)	(1,455,490)	(16,308,602)	(9,489,046)	(1,033,843)	(4,693,733)
Institutional	(183,893,524)	(217,902,088)	(79,436,704)	(21,282,278)	(3,550,760)	(2,020,789)
Net increase resulting from beneficial interest transactions	78,288,812	142,195,974	19,719,751	104,383,205	7,547,184	990,147
Total net increase (decrease) in net assets	(21,750,122)	188,371,871	(58,132,719)	120,550,852	338,893	3,283,069

Net Assets
Beginning of year	610,819,005	422,447,134	242,355,665	121,804,813	52,122,447	48,839,378
End of year	$589,068,883	$610,819,005	$184,222,946	$242,355,665	$52,461,340	$52,122,447

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	97

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

			Segall Bryant & Hamill		Segall Bryant & Hamill
	Segall Bryant & Hamill All Cap Fund		Emerging Markets Fund		International Small Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021	2022	2021
Operations
Net investment income (loss)	$524,002	$(133,907)	$1,941,983	$1,604,753	$5,168,980	$4,682,066
Net realized gains (losses)	11,094,494	19,731,227	(5,177,154)	2,875,107	(10,225,741)	26,110,906
Change in unrealized net appreciation/depreciation	(46,691,676)	29,308,203	(5,923,230)	(2,267,062)	(15,147,106)	(7,482,118)
Net increase (decrease) in net assets resulting from operations	(35,073,180)	48,905,523	(9,158,401)	2,212,798	(20,203,867)	23,310,854

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(63,396)	(97,778)	(75,527)	(151,486)	(736,406)	(2,500,281)
Institutional	(10,633,312)	(19,288,179)	(1,595,115)	(2,874,710)	(4,225,586)	(5,758,347)
Decrease in net assets from distributions to shareholders	(10,696,708)	(19,385,957)	(1,670,642)	(3,026,196)	(4,961,992)	(8,258,628)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	49,609	232,310	1,421,980	952,069	547,414	855,562
Institutional	12,927,549	28,911,778	3,683,736	10,154,946	5,226,401	18,937,214
Shares issued in reinvestment of distributions
Retail	58,266	96,085	75,527	151,486	447,533	633,678
Institutional	10,513,977	19,024,468	872,968	1,615,449	3,968,896	5,263,684
Cost of shares redeemed
Retail	(36,698)	(47,223)	(2,287,039)	(824,059)	(32,245,727)	(23,848,137)
Institutional	(34,347,622)	(60,719,508)	(10,223,460)	(1,364,913)	(12,594,066)	(44,380,383)
Net increase (decrease) resulting from beneficial interest transactions	(10,834,919)	(12,502,090)	(6,456,288)	10,684,978	(34,649,549)	(42,538,382)
Total net increase (decrease) in net assets	(56,604,807)	17,017,476	(17,285,331)	9,871,580	(59,815,408)	(27,486,156)

Net Assets
Beginning of year	187,432,997	170,415,521	57,883,124	48,011,544	156,046,303	183,532,459
End of year	$130,828,190	$187,432,997	$40,597,793	$57,883,124	$96,230,895	$156,046,303

See Notes to Financial Statements.
98	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Fundamental		Segall Bryant & Hamill		Segall Bryant & Hamill
	International Small Cap Fund		Global All Cap Fund		Workplace Equality Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021	2022	2021
Operations
Net investment income (loss)	$199,970	$(406,901)	$75,601	$65,466	$113,849	$39,505
Net realized gains (losses)	(8,539,049)	8,956,032	73,379	2,072,136	(463,589)	1,713,342
Change in unrealized net appreciation/depreciation	(24,266,162)	(38,269)	(7,067,686)	6,199,644	(5,853,984)	4,021,696
Net increase (decrease) in net assets resulting from operations	(32,605,241)	8,510,862	(6,918,706)	8,337,246	(6,203,724)	5,774,543

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(2,735,376)	(3,257,813)	(554,671)	(1,980,616)	(72,939)	(805,364)
Institutional	(3,262,948)	(3,650,769)	(40,018)	(291,712)	(131,938)	(1,260,625)
Decrease in net assets from distributions to shareholders	(5,998,324)	(6,908,582)	(594,689)	(2,272,328)	(204,877)	(2,065,989)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	5,023,998	12,663,816	46,207	168,540	476,110	1,212,464
Institutional	19,766,804	42,479,988	280,158	1,198,548	1,721,438	4,642,427
Shares issued in reinvestment of distributions
Retail	2,714,900	3,241,291	526,322	1,851,873	72,320	799,569
Institutional	3,257,008	3,570,077	39,740	291,654	129,527	1,232,146
Cost of shares redeemed
Retail	(12,199,511)	(9,571,092)	(2,132,105)	(5,853,444)	(2,320,146)	(1,299,150)
Institutional	(26,346,207)	(10,706,447)	(2,829,123)	(623,868)	(1,505,227)	(1,439,188)
Net increase (decrease) resulting from beneficial interest transactions	(7,783,008)	41,677,633	(4,068,801)	(2,966,697)	(1,425,978)	5,148,268
Total net increase (decrease) in net assets	(46,386,573)	43,279,913	(11,582,196)	3,098,221	(7,834,579)	8,856,822

Net Assets
Beginning of year	92,403,913	49,124,000	38,695,567	35,597,346	29,551,975	20,695,153
End of year	$46,017,340	$92,403,913	$27,113,371	$38,695,567	$21,717,396	$29,551,975

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	99

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill		Segall Bryant & Hamill		Segall Bryant & Hamill
	Short Term Plus Fund		Plus Bond Fund		Quality High Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021	2022	2021
Operations
Net investment income	$334,582	$212,101	$23,872,516	$23,813,902	$3,253,575	$3,166,264
Net realized gains (losses)	(658,535)	76,508	(24,473,862)	7,750,023	(1,115,170)	909,927
Change in unrealized net appreciation/depreciation	(829,397)	(388,055)	(129,200,223)	(36,682,058)	(11,930,262)	(1,099,993)
Net increase (decrease) in net assets resulting from operations	(1,153,350)	(99,446)	(129,801,569)	(5,118,133)	(9,791,857)	2,976,198

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(51,331)	(55,271)	(11,362,913)	(15,291,464)	(1,350,775)	(1,388,983)
Institutional	(307,266)	(287,775)	(14,455,942)	(18,728,556)	(2,058,659)	(1,927,139)
Decrease in net assets from distributions to shareholders	(358,597)	(343,046)	(25,818,855)	(34,020,020)	(3,409,434)	(3,316,122)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	1,221,644	12,423,094	45,437,462	68,960,401	2,589,388	6,338,669
Institutional	7,394,807	33,672,972	115,133,246	200,483,179	13,363,685	26,601,286
Shares issued in reinvestment of distributions
Retail	51,331	55,271	11,226,457	15,118,125	1,290,869	1,330,990
Institutional	293,814	278,284	13,454,360	17,133,640	2,016,794	1,891,759
Cost of shares redeemed
Retail	(9,042,736)	(3,473,502)	(142,019,102)	(194,020,710)	(10,822,418)	(9,856,291)
Institutional	(21,751,979)	(17,119,670)	(262,106,464)	(133,949,714)	(31,465,249)	(7,099,896)
Net increase (decrease) resulting from beneficial interest transactions	(21,833,119)	25,836,449	(218,874,041)	(26,275,079)	(23,026,931)	19,206,517
Total net increase (decrease) in net assets	(23,345,066)	25,393,957	(374,494,465)	(65,413,232)	(36,228,222)	18,866,593

Net Assets
Beginning of year	51,950,791	26,556,834	1,055,137,292	1,120,550,524	102,006,152	83,139,559
End of year	$28,605,725	$51,950,791	$680,642,827	$1,055,137,292	$65,777,930	$102,006,152

See Notes to Financial Statements.
100	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill		Segall Bryant & Hamill
	Municipal Opportunities Fund		Colorado Tax Free Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations
Net investment income	$6,213,311	$3,809,513	$9,989,843	$8,155,019
Net realized gains (losses)	(24,579,074)	411,990	(29,614,050)	2,100,578
Change in unrealized net appreciation/depreciation	(15,231,250)	1,560,791	(39,663,177)	135,265
Net increase (decrease) in net assets resulting from operations	(33,597,013)	5,782,294	(59,287,384)	10,390,862

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(1,166,481)	(888,141)	(4,784,042)	(4,549,634)
Institutional	(6,976,014)	(5,279,457)	(8,836,132)	(7,830,710)
Decrease in net assets from distributions to shareholders	(8,142,495)	(6,167,598)	(13,620,174)	(12,380,344)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	32,208,046	26,105,978	47,029,360	60,458,917
Institutional	224,651,403	119,955,842	188,999,709	115,221,186
Shares issued in reinvestment of distributions
Retail	1,051,617	782,090	4,666,333	4,399,110
Institutional	6,824,044	5,118,746	7,955,402	6,983,356
Cost of shares redeemed
Retail	(34,032,529)	(13,133,062)	(97,785,327)	(52,813,083)
Institutional	(252,703,662)	(37,061,674)	(269,581,873)	(40,156,337)
Net increase (decrease) resulting from beneficial interest transactions	(22,001,081)	101,767,920	(118,716,396)	94,093,149
Total net increase (decrease) in net assets	(63,740,589)	101,382,616	(191,623,954)	92,103,667

Net Assets
Beginning of year	275,545,642	174,163,026	587,162,406	495,058,739
End of year	$211,805,053	$275,545,642	$395,538,452	$587,162,406

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	101

Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
Retail	2022	2021	2020	2019(a)
Net asset value, beginning of period	$14.83	$13.34	$12.71	$12.34
Income (loss) from investment operations:
Net investment income(b)	0.04	0.02	0.23	0.01
Net realized and unrealized gains (losses) on investments	(2.23)	2.15	0.53	0.36
Total from investment operations	(2.19)	2.17	0.76	0.37
Less dividends and distributions:
Distributions from net investment income	(0.01)	(0.01)	(0.04)	—
Distributions from net realized gains	(0.13)	(0.67)	(0.09)	—
Total distributions	(0.14)	(0.68)	(0.13)	—
Net asset value, end of period	$12.50	$14.83	$13.34	$12.71
Total Return	(14.76)%	16.47%	6.14%	3.00	%(c)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$8,292	$9,414	$6,701	$10
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.06%	1.04%	1.08%	1.06	%(d)
Without fee waivers/reimbursements	1.06%	1.04%	1.08%	1.06	%(d)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	0.34%	0.13%	1.93%	1.37	%(d)
Without fee waivers/reimbursements	0.34%	0.13%	1.93%	1.37	%(d)
Portfolio turnover rate	26%	32%	44%	28	%(c)(e)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

(e)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.
102	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

				Six Months
	Year Ended	Year Ended	Year Ended	Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,		June 30,	June 30,
Institutional	2022	2021	2020	2019(a)		2019	2018
Net asset value, beginning of period	$14.85	$13.35	$12.71	$12.59		$13.18	$12.17
Income (loss) from investment operations:
Net investment income(b)	0.06	0.03	0.10	0.09		0.10	0.05
Net realized and unrealized gains (losses) on investments	(2.23)	2.16	0.67	0.80		0.42	1.81
Total from investment operations	(2.17)	2.19	0.77	0.89		0.52	1.86
Less dividends and distributions:
Dividends from net investment income	(0.03)	(0.02)	(0.04)	(0.11)		(0.08)	(0.02)
Distributions from net realized gains	(0.13)	(0.67)	(0.09)	(0.66)		(1.03)	(0.83)
Total distributions	(0.16)	(0.69)	(0.13)	(0.77)		(1.11)	(0.85)
Paid-in capital from redemption fees	—	—	—	0.00	(c)	0.00 (c)	0.00	(c)
Net asset value, end of period	$12.52	$14.85	$13.35	$12.71		$12.59	$13.18
Total Return	(14.65)%	16.62%	6.22%	7.30	%(d)	5.33%	15.63%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$580,777	$601,405	$415,747	$169,891		$141,192	$106,836
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.96%	0.97%	0.99%	0.99	%(e)	0.99%	1.01	%(f)
Without fee waivers/reimbursements	0.96%	0.97%	1.01%	1.14	%(e)	1.14%	1.25%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.46%	0.22%	0.89%	1.38	%(e)	0.81%	0.42%
Without fee waivers/reimbursements	0.46%	0.22%	0.87%	1.23	%(e)	0.66%	0.18%
Portfolio turnover rate	26%	32%	44%	28	%(d)	68%	59%

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Contractual expense limitation changed from 1.08% to 0.99% effective November 1, 2017.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	103

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2022	2021	2020	2019	2018(a)
Net asset value, beginning of year	$22.95	$20.56	$13.04	$10.15	$12.72
Income (loss) from investment operations:
Net investment loss(b)	(0.11)	(0.17)	(0.08)	(0.06)	(0.11)
Net realized and unrealized gains (losses) on investments	(7.37)	2.56	7.60	2.95	0.63
Total from investment operations	(7.48)	2.39	7.52	2.89	0.52
Less dividends and distributions:
Distributions from net realized gains	—	—	—	—	(2.95)
Return of capital	—	—	—	—	(0.14)
Total distributions	—	—	—	—	(3.09)
Net asset value, end of year	$15.47	$22.95	$20.56	$13.04	$10.15
Total Return	(32.59)%	11.62%	57.67%	28.47%	3.19%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$42,199	$53,652	$11,786	$2,836	$1,570
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.05%	1.03%	1.04%	1.12%	1.24	%(c)
Without fee waivers/reimbursements	1.05%	1.03%	1.04%	1.12%	3.09%
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.66)%	(0.74)%	(0.54)%	(0.51)%	(0.76)%
Without fee waivers/reimbursements	(0.66)%	(0.74)%	(0.54)%	(0.51)%	(2.61)%
Portfolio turnover rate	59%	35%	54%	28%	83%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.

(b)	Calculated using the average shares method.

(c)	Contractual expense limitation changed from 1.24% to 1.14% effective December 20, 2018.

See Notes to Financial Statements.
104	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2022	2021	2020	2019	2018(a)
Net asset value, beginning of year	$23.52	$21.04	$13.33	$10.36	$12.88
Income (loss) from investment operations:
Net investment loss(b)	(0.09)	(0.13)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gains (losses) on investments	(7.55)	2.61	7.79	3.02	0.65
Total from investment operations	(7.64)	2.48	7.71	2.97	0.57
Less dividends and distributions:
Distributions from net realized gains	—	—	—	—	(2.95)
Return of capital	—	—	—	—	(0.14)
Total distributions	—	—	—	—	(3.09)
Net asset value, end of year	$15.88	$23.52	$21.04	$13.33	$10.36
Total Return	(32.48)%	11.79%	57.84%	28.67%	3.56%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$142,024	$188,703	$110,018	$72,341	$63,082
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.88%	0.87%	0.97%	0.98%	0.99%
Without fee waivers/reimbursements	0.88%	0.87%	0.97%	0.98%	2.26%
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.49)%	(0.59)%	(0.50)%	(0.38)%	(0.63)%
Without fee waivers/reimbursements	(0.49)%	(0.59)%	(0.50)%	(0.38)%	(1.90)%
Portfolio turnover rate	59%	35%	54%	28%	83%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	105

Segall Bryant & Hamill Small Cap Core Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
Retail	2022	2021	2020
Net asset value, beginning of year	$12.65	$12.26	$10.00
Income (loss) from investment operations:
Net investment loss(a)	(0.02)	(0.07)	(0.03)
Net realized and unrealized gains (losses) on investments	(1.65)	2.82	2.29
Total from investment operations	(1.67)	2.75	2.26
Less dividends and distributions:
Distributions from net realized gains	(0.22)	(2.36)	—
Net asset value, end of year	$10.76	$12.65	$12.26
Total Return	(13.26)%	23.26%	22.60%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$728	$1,663	$4,165
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14%	1.14%	1.14%
Without fee waivers/reimbursements	1.36%	1.35%	1.26%
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.19)%	(0.25)%	(0.26)%
Without fee waivers/reimbursements	(0.40)%	(0.46)%	(0.38)%
Portfolio turnover rate	44%	36%	74%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
106	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
Institutional	2022	2021	2020
Net asset value, beginning of year	$12.70	$12.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.01	(0.02)	(0.00	)(b)
Net realized and unrealized gains (losses) on investments	(1.67)	2.80	2.28
Total from investment operations	(1.66)	2.78	2.28
Less dividends and distributions:
Dividends from net investment income	(0.01)	—	—
Distributions from net realized gains	(0.22)	(2.36)	—
Total distributions	(0.23)	(2.36)	—
Net asset value, end of year	$10.81	$12.70	$12.28
Total Return	(13.12)%	23.48%	22.80%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$51,733	$50,460	$44,675
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99%	0.99%	0.99%
Without fee waivers/reimbursements	1.13%	1.10%	1.27%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.12%	(0.13)%	(0.05)%
Without fee waivers/reimbursements	(0.02)%	(0.24)%	(0.33)%
Portfolio turnover rate	44%	36%	74%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	107

Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31,	December 31,	December 31,		December 31,
Retail	2022	2021	2020		2019(a)
Net asset value, beginning of period	$24.51	$21.15	$17.00		$16.49
Income (loss) from investment operations:
Net investment income (loss)(b)	0.07	(0.01)	0.04		(0.00	)(c)
Net realized and unrealized gains (losses) on investments	(4.77)	6.16	4.39		0.51
Total from investment operations	(4.70)	6.15	4.43		0.51
Less dividends and distributions:
Dividends from net investment income	(0.07)	—	(0.03)		—
Distributions from net realized gains	(1.52)	(2.79)	(0.25)		—
Total distributions	(1.59)	(2.79)	(0.28)		—
Net asset value, end of period	$18.22	$24.51	$21.15		$17.00
Total Return	(19.23)%	29.57%	26.08%		3.09	%(d)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$796	$974	$583		$10
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.86%	0.83%	0.79	%(e)	0.98	%(f)
Without fee waivers/reimbursements	0.86%	0.83%	0.79	%(e)	1.00	%(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.35%	(0.06)%	0.19%		(0.15	)%(f)
Without fee waivers/reimbursements	0.35%	(0.06)%	0.19%		(0.17	)%(f)
Portfolio turnover rate	32%	30%	38%		16	%(d)(g)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	During the period there were no shareholder servicing fees expensed for the Retail Class. This may not be representative of long term results.

(f)	Annualized.

(g)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.
108	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

				Six Months
	Year Ended	Year Ended	Year Ended	Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,		June 30,	June 30,
Institutional	2022	2021	2020	2019(a)		2019	2018
Net asset value, beginning of period	$24.52	$21.16	$17.00	$15.80		$14.76	$13.37
Income (loss) from investment operations:
Net investment income (loss)(b)	0.07	(0.02)	0.03	0.01		0.01	(0.01)
Net realized and unrealized gains (losses) on investments	(4.77)	6.17	4.41	1.25		1.57	1.48
Total from investment operations	(4.70)	6.15	4.44	1.26		1.58	1.47
Less dividends and distributions:
Dividends from net investment income	(0.07)	—	(0.03)	(0.01)		—	—
Distributions from net realized gains	(1.52)	(2.79)	(0.25)	(0.05)		(0.54)	(0.08)
Total distributions	(1.59)	(2.79)	(0.28)	(0.06)		(0.54)	(0.08)
Paid-in capital from redemption fees	—	—	—	0.00	(c)	0.00 (c)	0.00	(c)
Net asset value, end of period	$18.23	$24.52	$21.16	$17.00		$15.80	$14.76
Total Return	(19.21)%	29.55%	26.18%	7.95	%(d)	11.47%	11.01%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$130,033	$186,459	$169,833	$120,730		$104,418	$79,631
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.84%	0.84%	0.84%	0.96	%(e)(f)	0.98%	1.02	%(g)
Without fee waivers/reimbursements	0.89%	0.87%	0.92%	1.12	%(e)	1.14%	1.22%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.35%	(0.07)%	0.16%	0.07	%(e)	0.07%	(0.07)%
Without fee waivers/reimbursements	0.31%	(0.10)%	0.08%	(0.09	)%(e)	(0.09)%	(0.27)%
Portfolio turnover rate	32%	30%	38%	16	%(d)	38%	37%

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Contractual expense limitation changed from 0.98% to 0.84% effective December 9, 2019.

(g)	Contractual expense limitation changed from 1.10% to 0.98% effective November 1, 2017.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	109

Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

				Two Months
	Year Ended	Year Ended	Year Ended	Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,		October 31,	October 31,
Retail*	2022	2021	2020	2019(a)		2019	2018
Net asset value, beginning of period	$9.12	$9.13	$8.67	$8.27		$7.70	$9.49
Income (loss) from investment operations:
Net investment income(b)	0.30	0.26	0.14	0.01		0.17	0.18
Net realized and unrealized gains (losses) on investments	(1.77)	0.21	0.47	0.60		0.62	(1.53)
Total from investment operations	(1.47)	0.47	0.61	0.61		0.79	(1.35)
Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.15)	(0.20)		(0.18)	(0.13)
Distributions from net realized gains	—	(0.18)	—	—		(0.04)	(0.31)
Return of capital	—	—	—	(0.01)		—	—
Total distributions	(0.30)	(0.48)	(0.15)	(0.21)		(0.22)	(0.44)
Paid-in capital from redemption fees	—	—	—	—		—	0.00 (c)
Net asset value, end of period	$7.35	$9.12	$9.13	$8.67		$8.27	$7.70
Total Return	(16.17)%	5.22%	7.05%	7.52	%(d)	10.64%	(14.96)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,952	$3,224	$2,954	$2,678		$2,397	$2,043
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.38%	1.38%	1.38%	1.46	%(e)(f)	1.48%	1.48%
Without fee waivers/reimbursements	2.05%	1.86%	2.36%	3.40	%(e)	2.91%	2.49%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.67%	2.65%	1.80%	1.01	%(e)	2.15%	1.97%
Without fee waivers/reimbursements	3.00%	2.17%	0.82%	(0.93	)%(e)	0.72%	0.96%
Portfolio turnover rate	88%	91%	91%	23	%(d)	107%	99%

*	Formerly Class A.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Contractual expense limitation changed from 1.48% to 1.38% effective December 9, 2019.

See Notes to Financial Statements.
110	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

				Two Months
	Year Ended	Year Ended	Year Ended	Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,		October 31,	October 31,
Institutional*	2022	2021	2020	2019(a)		2019	2018
Net asset value, beginning of period	$9.15	$9.15	$8.69	$8.31		$7.74	$9.54
Income (loss) from investment operations:
Net investment income(b)	0.32	0.28	0.15	0.02		0.20	0.20
Net realized and unrealized gains (losses) on investments	(1.79)	0.21	0.47	0.59		0.62	(1.54)
Total from investment operations	(1.47)	0.49	0.62	0.61		0.82	(1.34)
Less dividends and distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.16)	(0.22)		(0.21)	(0.15)
Distributions from net realized gains	—	(0.18)	—	—		(0.04)	(0.31)
Return of capital	—	—	—	(0.01)		—	—
Total distributions	(0.31)	(0.49)	(0.16)	(0.23)		(0.25)	(0.46)
Paid-in capital from redemption fees	—	—	—	—		—	0.00 (c)
Net asset value, end of period	$7.37	$9.15	$9.15	$8.69		$8.31	$7.74
Total Return	(16.08)%	5.49%	7.18%	7.51	%(d)	10.97%	(14.81)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$38,646	$54,660	$45,058	$32,721		$30,836	$29,961
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.23%	1.23%	1.23%	1.23	%(e)	1.23%	1.23%
Without fee waivers/reimbursements	1.90%	1.69%	2.19%	3.14	%(e)	2.66%	2.24%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.98%	2.83%	1.93%	1.18	%(e)	2.40%	2.22%
Without fee waivers/reimbursements	3.31%	2.37%	0.97%	(0.73	)%(e)	0.97%	1.21%
Portfolio turnover rate	88%	91%	91%	23	%(d)	107%	99%

*	Formerly Class I.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	111

Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

				Two Months
	Year Ended	Year Ended	Year Ended	Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,		October 31,	October 31,
Retail*	2022	2021	2020	2019(a)		2019	2018
Net asset value, beginning of period	$11.59	$10.83	$11.64	$11.39		$11.73	$14.47
Income (loss) from investment operations:
Net investment income(b)	0.44	0.29	0.16	0.02		0.28	0.26
Net realized and unrealized gains (losses) on investments	(2.00)	1.09	(0.80)	0.73		(0.38)	(2.27)
Total from investment operations	(1.56)	1.38	(0.64)	0.75		(0.10)	(2.01)
Less dividends and distributions:
Dividends from net investment income	(0.45)	(0.62)	(0.17)	(0.49)		(0.25)	(0.29)
Distributions from net realized gains	—	—	—	—		—	(0.44)
Return of capital	—	—	—	(0.01)		—	—
Total distributions	(0.45)	(0.62)	(0.17)	(0.50)		(0.25)	(0.73)
Paid-in capital from redemption fees	—	—	—	—		0.00 (c)	0.00 (c)
Net increase from payment by affiliates	—	—	—	—		0.01 (d)	—
Net asset value, end of period	$9.58	$11.59	$10.83	$11.64		$11.39	$11.73
Total Return	(13.31)%	12.97%	(5.51)%	6.73	%(e)	(0.54)%	(14.68)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$9,757	$47,301	$64,420	$52,668		$49,749	$23,554

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.18%	1.18%	1.18%	1.25	%(f)(g)	1.28%	1.28%
Without fee waivers/reimbursements	1.41%	1.36%	1.36%	1.42	%(f)	1.53%	1.44%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	4.16%	2.37%	1.68%	0.94	%(f)	2.49%	1.92%
Without fee waivers/reimbursements	3.93%	2.19%	1.50%	0.77	%(f)	2.24%	1.76%
Portfolio turnover rate	105%	112%	106%	17	%(e)	121%	111%

*	Formerly Class A.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Annualized.

(g)	Contractual expense limitation changed from 1.28% to 1.18% effective December 9, 2019.

See Notes to Financial Statements.
112	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

				Two Months
	Year Ended	Year Ended	Year Ended	Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,		October 31,	October 31,
Institutional*	2022	2021	2020	2019(a)		2019	2018
Net asset value, beginning of period	$11.61	$10.85	$11.65	$11.42		$11.77	$14.50
Income (loss) from investment operations:
Net investment income(b)	0.46	0.31	0.19	0.02		0.30	0.29
Net realized and unrealized gains (losses) on investments	(2.02)	1.10	(0.82)	0.73		(0.37)	(2.26)
Total from investment operations	(1.56)	1.41	(0.63)	0.75		(0.07)	(1.97)
Less dividends and distributions:
Dividends from net investment income	(0.46)	(0.65)	(0.17)	(0.51)		(0.29)	(0.32)
Distributions from net realized gains	—	—	—	—		—	(0.44)
Return of capital	—	—	—	(0.01)		—	—
Total distributions	(0.46)	(0.65)	(0.17)	(0.52)		(0.29)	(0.76)
Paid-in capital from redemption fees	—	—	—	—		0.00 (c)	0.00 (c)
Net increase from payment by affiliates	—	—	—	—		0.01 (d)	—
Net asset value, end of period	$9.59	$11.61	$10.85	$11.65		$11.42	$11.77
Total Return	(13.19)%	13.19%	(5.35)%	6.69	%(e)	(0.29)%	(14.40)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$86,473	$108,745	$119,113	$234,265		$230,883	$351,480
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.03%	1.03%	1.03%	1.03	%(f)	1.03%	1.03%
Without fee waivers/reimbursements	1.24%	1.13%	1.18%	1.20	%(f)	1.28%	1.19%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	4.52%	2.54%	2.00%	1.15	%(f)	2.74%	2.17%
Without fee waivers/reimbursements	4.31%	2.44%	1.85%	0.98	%(f)	2.49%	2.01%
Portfolio turnover rate	105%	112%	106%	17	%(e)	121%	111%

*	Formerly Class I.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Annualized.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	113

Segall Bryant & Hamill
Fundamental International Small Fund Cap	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
Retail	2022	2021	2020	2019		2018(a)
Net asset value, beginning of year	$24.43	$22.86	$18.12	$12.67		$19.76
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04	(0.22)	(0.08)	0.00	(c)	(0.03)
Net realized and unrealized gains (losses) on investments	(8.31)	3.83	6.06	5.45		(4.40)
Total from investment operations	(8.27)	3.61	5.98	5.45		(4.43)
Less dividends and distributions:
Dividends from net investment income	—	—	—	—		(0.08)
Distributions from net realized gains	(2.02)	(2.04)	(1.24)	—		(2.58)
Total distributions	(2.02)	(2.04)	(1.24)	—		(2.66)
Net asset value, end of year	$14.14	$24.43	$22.86	$18.12		$12.67
Total Return	(33.89)%	16.59%	33.23%	43.01%		(22.98)%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$21,023	$42,322	$33,666	$29,098		$28,205
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.25%	1.25%	1.25%	1.32	%(d)(e)	1.44	%(e)
Without fee waivers/reimbursements	1.57%	1.51%	1.69%	1.85%		1.78%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.20%	(0.88)%	(0.43)%	0.00%		(0.18)%
Without fee waivers/reimbursements	(0.11)%	(1.14)%	(0.87)%	(0.53)%		(0.52)%
Portfolio turnover rate	45%	56%	59%	31%		57%

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Contractual expense limitation changed from 1.50% to 1.25% effective May 1, 2019.

(e)	For the period April 29, 2016 to April 30, 2019, a voluntary additional expense waiver reduced the ratio of expenses to average net assets from 1.50% to 1.44%.

See Notes to Financial Statements.
114	| www.sbhfunds.com

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
Institutional	2022	2021	2020	2019		2018(a)
Net asset value, beginning of year	$26.37	$24.50	$19.32	$13.48		$20.83
Income (loss) from investment operations:
Net investment income (loss)(b)	0.08	(0.07)	(0.06)	0.00	(c)	(0.00	)(c)
Net realized and unrealized gains (losses) on investments	(8.97)	3.98	6.48	5.84		(4.66)
Total from investment operations	(8.89)	3.91	6.42	5.84		(4.66)
Less dividends and distributions:
Dividends from net investment income	—	—	—	—		(0.11)
Distributions from net realized gains	(2.02)	(2.04)	(1.24)	—		(2.58)
Total distributions	(2.02)	(2.04)	(1.24)	—		(2.69)
Net asset value, end of year	$15.46	$26.37	$24.50	$19.32		$13.48
Total Return	(33.74)%	16.70%	33.45%	43.32%		(22.90)%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$24,994	$50,082	$15,458	$8,446		$20,266
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.10%	1.10%	1.10%	1.20	%(d)	1.29%
Without fee waivers/reimbursements	1.46%	1.36%	1.57%	1.72%		1.62%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.40%	(0.21)%	(0.31)%	0.01%		(0.02)%
Without fee waivers/reimbursements	0.04%	(0.47)%	(0.78)%	(0.50)%		(0.35)%
Portfolio turnover rate	45%	56%	59%	31%		57%

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	The contractual expense limitation is 1.10% effective May 1, 2019.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	115

Segall Bryant & Hamill Global All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2022	2021	2020(a)	2019	2018(b)
Net asset value, beginning of year	$11.02	$9.32	$10.98	$9.52	$11.12
Income (loss) from investment operations:
Net investment income(c)	0.02	0.02	0.18	0.23	0.20
Net realized and unrealized gains (losses) on investments	(2.07)	2.36	0.08 (d)	2.16	(1.16)
Total from investment operations	(2.05)	2.38	0.26	2.39	(0.96)
Less dividends and distributions:
Dividends from net investment income	(0.03)	(0.04)	(0.18)	(0.25)	(0.19)
Distributions from net realized gains	(0.17)	(0.64)	(1.74)	(0.68)	(0.45)
Total distributions	(0.20)	(0.68)	(1.92)	(0.93)	(0.64)
Net asset value, end of year	$8.77	$11.02	$9.32	$10.98	$9.52
Total Return	(18.68)%	25.83%	2.95%	25.36%	(8.70)%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$25,422	$33,821	$32,224	$46,375	$41,887
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89%	0.89%	0.89%	0.89%	0.99	%(e)
Without fee waivers/reimbursements	1.29%	1.18%	1.29%	1.22%	1.22%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.25%	0.16%	1.83%	2.14%	1.88%
Without fee waivers/reimbursements	(0.14)%	(0.13)%	1.43%	1.81%	1.65%
Portfolio turnover rate	31%	24%	132%	40%	59%

(a)	Prior to September 19, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.

(b)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.

(c)	Calculated using the average shares method.

(d)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting the net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(e)	Contractual expense limitation changed from 0.99% to 0.89% effective December 20, 2018.

See Notes to Financial Statements.
116	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2022	2021	2020(a)	2019	2018(b)
Net asset value, beginning of year	$10.86	$9.20	$10.86	$9.43	$11.04
Income (loss) from investment operations:
Net investment income(c)	0.03	0.03	0.18	0.24	0.23
Net realized and unrealized gains (losses) on investments	(2.04)	2.33	0.09 (d)	2.14	(1.16)
Total from investment operations	(2.01)	2.36	0.27	2.38	(0.93)
Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.06)	(0.19)	(0.27)	(0.23)
Distributions from net realized gains	(0.17)	(0.64)	(1.74)	(0.68)	(0.45)
Total distributions	(0.21)	(0.70)	(1.93)	(0.95)	(0.68)
Net asset value, end of year	$8.64	$10.86	$9.20	$10.86	$9.43
Total Return	(18.55)%	25.94%	3.04%	25.55%	(8.53)%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$1,692	$4,875	$3,373	$2,730	$2,589
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74%	0.74%	0.74%	0.74%	0.84	%(e)
Without fee waivers/reimbursements	1.27%	1.17%	1.20%	1.12%	1.09%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.33%	0.29%	1.83%	2.32%	2.11%
Without fee waivers/reimbursements	(0.20)%	(0.14)%	1.37%	1.94%	1.86%
Portfolio turnover rate	31%	24%	132%	40%	59%

(a)	Prior to September 19, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.

(b)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.

(c)	Calculated using the average shares method.

(d)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting the net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(e)	Contractual expense limitation changed from 0.84% to 0.74% effective December 20, 2018.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	117

Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
Retail	2022	2021		2020	2019(a)	2018(b)
Net asset value, beginning of year	$7.87	$6.72		$6.45	$5.41	$6.01
Income (loss) from investment operations:
Net investment income(c)	0.02	0.01		0.07	0.12	0.11
Net realized and unrealized gains (losses) on investments	(1.68)	1.72		0.35	1.33	(0.18)
Total from investment operations	(1.66)	1.73		0.42	1.45	(0.07)
Less dividends and distributions:
Dividends from net investment income	—	(0.00	)(d)	(0.08)	(0.11)	(0.21)
Distributions from net realized gains	(0.06)	(0.58)		(0.07)	(0.30)	(0.32)
Total distributions	(0.06)	(0.58)		(0.15)	(0.41)	(0.53)
Net asset value, end of year	$6.15	$7.87		$6.72	$6.45	$5.41
Total Return	(21.11)%	26.18%		6.81%	26.85%	(1.36)%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$7,504	$11,707		$9,397	$9,846	$8,131
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89%	0.89%		0.89%	0.89%	0.89%
Without fee waivers/reimbursements	1.33%	1.28%		1.53%	1.57%	1.86%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.36%	0.07%		1.19%	1.92%	1.85%
Without fee waivers/reimbursements	(0.08)%	(0.32)%		0.55%	1.24%	0.88%
Portfolio turnover rate	38%	49%		97%	41%	43%

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.

(c)	Calculated using the average shares method.

(d)	Less than $0.005 per share.

See Notes to Financial Statements.
118	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2022	2021	2020	2019(a)	2018(b)
Net asset value, beginning of year	$8.12	$6.93	$6.64	$5.55	$6.12
Income (loss) from investment operations:
Net investment income(c)	0.04	0.02	0.08	0.14	0.13
Net realized and unrealized gains (losses) on investments	(1.74)	1.77	0.36	1.37	(0.20)
Total from investment operations	(1.70)	1.79	0.44	1.51	(0.07)
Less dividends and distributions:
Dividends from net investment income	—	(0.02)	(0.08)	(0.12)	(0.18)
Distributions from net realized gains	(0.06)	(0.58)	(0.07)	(0.30)	(0.32)
Total distributions	(0.06)	(0.60)	(0.15)	(0.42)	(0.50)
Net asset value, end of year	$6.36	$8.12	$6.93	$6.64	$5.55
Total Return	(20.95)%	26.14%	6.98%	27.22%	(1.25)%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$14,213	$17,845	$11,299	$8,339	$298
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74%	0.74%	0.74%	0.74%	0.74%
Without fee waivers/reimbursements	1.30%	1.26%	1.54%	1.41%	1.76%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.53%	0.22%	1.26%	2.11%	2.11%
Without fee waivers/reimbursements	(0.04)%	(0.30)%	0.46%	1.44%	1.09%
Portfolio turnover rate	38%	49%	97%	41%	43%

(a)	Prior to April 30, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.

(c)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	119

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
Retail	2022	2021	2020	2019		2018(a)
Net asset value, beginning of period	$10.05	$10.15	$10.11	$10.02		$10.00
Income (loss) from investment operations:
Net investment income(b)	0.07	0.05	0.12	0.25		0.01
Net realized and unrealized gains (losses) on investments	(0.28)	(0.08)	0.08	0.10		0.01
Total from investment operations	(0.21)	(0.03)	0.20	0.35		0.02
Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.15)	(0.26)		—
Distributions from net realized gains	—	(0.01)	(0.01)	(0.00	)(c)	—
Total distributions	(0.08)	(0.07)	(0.16)	(0.26)		—
Net asset value, end of period	$9.76	$10.05	$10.15	$10.11		$10.02
Total Return	(2.07)%	(0.23)%	2.05%	3.57%		0.20	%(d)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,828	$11,896	$2,989	$915		$200
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.49%	0.49%	0.49%	0.49%		0.49	%(e)
Without fee waivers/reimbursements	0.86%	0.80%	1.18%	4.13%		9.96	%(e)(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.69%	0.45%	1.23%	2.50%		2.39	%(e)
Without fee waivers/reimbursements	0.31%	0.14%	0.54%	(1.14)%		(7.08	)%(e)(f)
Portfolio turnover rate	22%	46%	47%	32%		0	%(d)

(a)	Commenced operations on December 17, 2018.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.
120	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
Institutional	2022	2021	2020	2019		2018(a)
Net asset value, beginning of period	$10.07	$10.16	$10.11	$10.02		$10.00
Income (loss) from investment operations:
Net investment income(b)	0.08	0.06	0.13	0.26		0.01
Net realized and unrealized gains (losses) on investments	(0.28)	(0.07)	0.09	0.09		0.01
Total from investment operations	(0.20)	(0.01)	0.22	0.35		0.02
Less dividends and distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.16)	(0.26)		—
Distributions from net realized gains	—	(0.01)	(0.01)	(0.00	)(c)	—
Total distributions	(0.09)	(0.08)	(0.17)	(0.26)		—
Net asset value, end of period	$9.78	$10.07	$10.16	$10.11		$10.02
Total Return	(1.98)%	(0.05)%	2.18%	3.62%		0.20	%(d)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$24,777	$40,054	$23,568	$6,279		$1,002
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%	0.40%	0.40%		0.40	%(e)
Without fee waivers/reimbursements	0.74%	0.68%	1.03%	3.68%		9.74	%(e)(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.81%	0.55%	1.32%	2.53%		2.48	%(e)
Without fee waivers/reimbursements	0.48%	0.27%	0.69%	(0.75)%		(6.86	)%(e)(f)
Portfolio turnover rate	22%	46%	47%	32%		0	%(d)

(a)	Commenced operations on December 17, 2018.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	121

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2022	2021	2020	2019	2018(a)
Net asset value, beginning of year	$10.85	$11.25	$10.79	$10.32	$10.71
Income (loss) from investment operations:
Net investment income(b)	0.26	0.23	0.27	0.33	0.33
Net realized and unrealized gains (losses) on investments	(1.67)	(0.30)	0.64	0.57	(0.36)
Total from investment operations	(1.41)	(0.07)	0.91	0.90	(0.03)
Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.26)	(0.30)	(0.36)	(0.34)
Distributions from net realized gains	—	(0.07)	(0.15)	(0.07)	(0.02)
Total distributions	(0.30)	(0.33)	(0.45)	(0.43)	(0.36)
Net asset value, end of year	$9.14	$10.85	$11.25	$10.79	$10.32
Total Return	(13.13)%	(0.58)%	8.49%	8.79%	(0.18)%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$311,042	$466,063	$594,559	$598,220	$915,824
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55%	0.55%	0.55%	0.55%	0.55%
Without fee waivers/reimbursements	0.67%	0.67%	0.68%	0.73%	0.76%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.77%	2.10%	2.38%	3.04%	3.17%
Without fee waivers/reimbursements	2.65%	1.98%	2.25%	2.86%	2.96%
Portfolio turnover rate	26%	54%	59%	52%	59%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
122	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2022	2021	2020	2019	2018(a)
Net asset value, beginning of year	$10.74	$11.14	$10.69	$10.23	$10.60
Income (loss) from investment operations:
Net investment income(b)	0.28	0.25	0.28	0.34	0.34
Net realized and unrealized gains (losses) on investments	(1.66)	(0.30)	0.64	0.56	(0.34)
Total from investment operations	(1.38)	(0.05)	0.92	0.90	0.00 (c)
Less dividends and distributions:
Dividends from net investment income	(0.31)	(0.28)	(0.32)	(0.37)	(0.35)
Distributions from net realized gains	—	(0.07)	(0.15)	(0.07)	(0.02)
Total distributions	(0.31)	(0.35)	(0.47)	(0.44)	(0.37)
Net asset value, end of year	$9.05	$10.74	$11.14	$10.69	$10.23
Total Return	(12.95)%	(0.44)%	8.65%	8.90%	0.06%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$369,601	$589,074	$525,992	$427,395	$307,253
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%	0.40%	0.40%	0.40%
Without fee waivers/reimbursements	0.52%	0.51%	0.51%	0.55%	0.56%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.91%	2.24%	2.53%	3.14%	3.33%
Without fee waivers/reimbursements	2.79%	2.13%	2.42%	2.99%	3.17%
Portfolio turnover rate	26%	54%	59%	52%	59%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	123

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2022	2021	2020	2019	2018(a)
Net asset value, beginning of year	$9.21	$9.24	$8.97	$8.40	$8.99
Income (loss) from investment operations:
Net investment income(b)	0.31	0.30	0.34	0.43	0.40
Net realized and unrealized gains (losses) on investments	(1.20)	(0.01)	0.29	0.58	(0.59)
Total from investment operations	(0.89)	0.29	0.63	1.01	(0.19)
Less dividends and distributions:
Dividends from net investment income	(0.34)	(0.32)	(0.36)	(0.44)	(0.40)
Net asset value, end of year	$7.98	$9.21	$9.24	$8.97	$8.40
Total Return	(9.75)%	3.14%	7.31%	12.21%	(2.19)%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$27,855	$39,879	$42,227	$39,692	$43,045
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.90%	0.88%	0.95%	0.98%	0.99%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.82%	3.30%	3.84%	4.86%	4.52%
Without fee waivers/reimbursements	3.77%	3.27%	3.74%	4.73%	4.38%
Portfolio turnover rate	9%	25%	57%	41%	21%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
124	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2022	2021	2020	2019	2018(a)
Net asset value, beginning of year	$9.10	$9.13	$8.87	$8.29	$8.88
Income (loss) from investment operations:
Net investment income(b)	0.33	0.32	0.35	0.44	0.40
Net realized and unrealized gains (losses) on investments	(1.19)	(0.02)	0.28	0.57	(0.58)
Total from investment operations	(0.86)	0.30	0.63	1.01	(0.18)
Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.33)	(0.37)	(0.43)	(0.41)
Net asset value, end of year	$7.89	$9.10	$9.13	$8.87	$8.29
Total Return	(9.51)%	3.33%	7.40%	12.40%	(2.12)%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$37,923	$62,127	$40,912	$21,680	$12,962
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.70%	0.70%	0.70%	0.70%	0.69%
Without fee waivers/reimbursements	0.79%	0.76%	0.82%	0.83%	0.81%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.95%	3.43%	3.99%	4.99%	4.68%
Without fee waivers/reimbursements	3.86%	3.37%	3.87%	4.86%	4.56%
Portfolio turnover rate	9%	25%	57%	41%	21%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	125

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2022	2021	2020	2019	2018(a)
Net asset value, beginning of year	$11.02	$11.01	$10.67	$10.38	$10.61
Income (loss) from investment operations:
Net investment income(b)	0.21	0.18	0.24	0.29	0.35
Net realized and unrealized gains (losses) on investments	(1.44)	0.12	0.44	0.43	(0.23)
Total from investment operations	(1.23)	0.30	0.68	0.72	0.12
Less dividends and distributions:
Dividends from net investment income	(0.29)	(0.27)	(0.30)	(0.35)	(0.34)
Distributions from net realized gains	—	(0.02)	(0.04)	(0.08)	(0.01)
Total distributions	(0.29)	(0.29)	(0.34)	(0.43)	(0.35)
Net asset value, end of year	$9.50	$11.02	$11.01	$10.67	$10.38
Total Return	(11.25)%	2.72%	6.54%	7.00%	1.23%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$35,120	$42,056	$28,344	$11,399	$6,405
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.73%	0.74%	0.80%	0.94%	1.09%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.16%	1.64%	2.17%	2.73%	3.40%
Without fee waivers/reimbursements	2.08%	1.55%	2.02%	2.44%	2.96%
Portfolio turnover rate	173%	37%	101%	114%	188%

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
126	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2022	2021	2020	2019	2018(a)
Net asset value, beginning of year	$11.03	$11.02	$10.68	$10.39	$10.62
Income (loss) from investment operations:
Net investment income(b)	0.23	0.19	0.25	0.31	0.37
Net realized and unrealized gains (losses) on investments	(1.45)	0.12	0.45	0.43	(0.23)
Total from investment operations	(1.22)	0.31	0.70	0.74	0.14
Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.28)	(0.32)	(0.37)	(0.36)
Distributions from net realized gains	—	(0.02)	(0.04)	(0.08)	(0.01)
Total distributions	(0.30)	(0.30)	(0.36)	(0.45)	(0.37)
Net asset value, end of year	$9.51	$11.03	$11.02	$10.68	$10.39
Total Return	(11.11)%	2.87%	6.71%	7.19%	1.36%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$176,685	$233,490	$145,819	$62,358	$35,204
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Without fee waivers/reimbursements	0.56%	0.57%	0.62%	0.76%	0.91%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.31%	1.74%	2.32%	2.90%	3.51%
Without fee waivers/reimbursements	2.24%	1.67%	2.20%	2.64%	3.10%
Portfolio turnover rate	173%	37%	101%	114%	188%

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	127

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2022	2021	2020	2019	2018(a)
Net asset value, beginning of year	$11.91	$11.95	$11.69	$11.30	$11.58
Income (loss) from investment operations:
Net investment income(b)	0.21	0.17	0.24	0.27	0.35
Net realized and unrealized gains (losses) on investments	(1.47)	0.05	0.34	0.47	(0.28)
Total from investment operations	(1.26)	0.22	0.58	0.74	0.07
Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.26)	(0.32)	(0.35)	(0.35)
Net asset value, end of year	$10.35	$11.91	$11.95	$11.69	$11.30
Total Return	(10.64)%	1.87%	5.08%	6.62%	0.60%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$143,558	$216,617	$205,285	$161,755	$176,020
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.68%	0.68%	0.70%	0.77%	0.82%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.96%	1.44%	2.00%	2.29%	3.05%
Without fee waivers/reimbursements	1.94%	1.41%	1.95%	2.17%	2.88%
Portfolio turnover rate	64%	15%	71%	30%	47%

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
128	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2022	2021	2020	2019	2018(a)
Net asset value, beginning of year	$11.96	$12.00	$11.73	$11.33	$11.61
Income (loss) from investment operations:
Net investment income(b)	0.23	0.19	0.25	0.28	0.36
Net realized and unrealized gains (losses) on investments	(1.43)	0.05	0.36	0.48	(0.28)
Total from investment operations	(1.25)	0.24	0.61	0.76	0.08
Less dividends and distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.34)	(0.36)	(0.36)
Net asset value, end of year	$10.39	$11.96	$12.00	$11.73	$11.33
Total Return	(10.55)%	2.01%	5.29%	6.80%	0.73%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$251,981	$370,546	$289,774	$214,996	$96,615
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Without fee waivers/reimbursements	0.53%	0.52%	0.55%	0.61%	0.63%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.12%	1.54%	2.15%	2.41%	3.20%
Without fee waivers/reimbursements	2.09%	1.52%	2.10%	2.30%	3.07%
Portfolio turnover rate	64%	15%	71%	30%	47%

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2022 |	129

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

1.	ORGANIZATION

Segall Bryant & Hamill Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Interests in the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global All Cap Fund, Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. All of the Funds offer Retail Class and Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

Each of the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global All Cap and Segall Bryant & Hamill Workplace Equality Fund seeks to achieve long-term capital appreciation. The Segall Bryant & Hamill Short Term Plus Fund seeks to provide current income and competitive total return. Each of the Segall Bryant & Hamill Plus Bond Fund and Segall Bryant & Hamill Quality High Yield Fund seeks to achieve long-term total rate of return consistent with preservation of capital. The Segall Bryant & Hamill Municipal Opportunities Fund seeks income exempt from Federal income taxes. The Segall Bryant & Hamill Colorado Tax Free Fund seeks income exempt from both federal and Colorado state personal income taxes.

The Funds (other than Segall Bryant & Hamill Emerging Markets Fund and Segall Bryant & Hamill Colorado Tax Free Fund, which are non-diversified) are diversified portfolios of the Trust for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes. The following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies, under Accounting Standards Codification Topic 946 – Financial Services – Investment Companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities in the financial statements. The actual results could differ from those estimates.

Recent Accounting Pronouncements – In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020 04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuing to evaluate the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sales Restrictions. The amendments in ASU 2022-clarify that a contractual restriction on a sale of an equity security is not considered a part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). Management is currently evaluating the potential effect that this ASU amendment will have on the Funds’ financial statements.

Cash Equivalents – Each Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight demand deposits with a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. As of December 31, 2022, the cash equivalents balances reflected on the Statements of Assets and Liabilities represent the amounts participating in the BBH CMS.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the bid price.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE. As of December 31, 2022, the Funds did not hold any forward foreign currency contracts.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service.

On August 18, 2022, the Board approved, effective September 8, 2022, the Adviser as the fund’s valuation designee to be responsible for carrying out pricing and valuation duties in accordance with the Adviser’s Valuation Procedures (the “Procedures”) pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Advisor with procedures approved by the Board as noted above. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Securities Traded on Foreign Exchanges – All of the Funds, except the Segall Bryant & Hamill Colorado Tax Free Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2022, all Funds were primarily invested in securities traded on U.S. exchanges, except Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund and Segall Bryant & Hamill Global All Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the year ended December 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

have incorporated no uncertain tax positions that require a provision for income taxes. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or penalties.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Common Expenses – Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Allocation Between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

Security Transactions and Related Investment Income – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Non-cash dividends, if any, included in dividend income, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, net of reclaims, and foreign capital gains taxes, if any, have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates. Interest income is accrued as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

Investments in Real Estate Investment Trusts (REITs) – With respect to each Fund, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end and may differ from the estimated amounts.

3.	CERTAIN INVESTMENTS AND ASSOCIATED RISKS

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Country Risk – As of December 31, 2022, the Segall Bryant & Hamill Emerging Markets Fund invested a significant percentage of its assets in China; and the Segall Bryant & Hamill International Small Cap Fund invested a significant percentage of its assets in Japan. Therefore, they may be more affected by economic developments and currency fluctuations in these countries.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds. As of December 31, 2022, the Segall Bryant & Hamill Emerging Markets Fund had investments in Russia. These investments are valued at zero.

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which a Fund’s investments are concentrated, the Fund may perform poorly during that period. Refer to each Fund’s Statement of Investments for its particular concentration in the various sectors.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

4.	SHARES OF BENEFICIAL INTEREST

On December 31, 2022, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	For the	For the
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Segall Bryant & Hamill Small Cap Value Fund
Retail:
Shares Sold	101,897	202,728
Shares issued in Reinvestment of Distributions	7,170	27,558
Total	109,067	230,286
Less Shares Redeemed	(80,315)	(98,009)
Net Increase (Decrease)	28,752	132,277
Institutional:
Shares Sold	19,536,267	22,217,491
Shares issued in Reinvestment of Distributions	440,555	1,408,276
Total	19,976,822	23,625,767
Less Shares Redeemed	(14,063,681)	(14,266,912)
Net Increase (Decrease)	5,913,141	9,358,855
Segall Bryant & Hamill Small Cap Growth Fund
Retail:
Shares Sold	1,347,839	2,192,952
Shares issued in Reinvestment of Distributions	—	—
Total	1,347,839	2,192,952
Less Shares Redeemed	(958,617)	(428,468)
Net Increase (Decrease)	389,222	1,764,484
Institutional:
Shares Sold	5,168,700	3,723,238
Shares issued in Reinvestment of Distributions	—	—
Total	5,168,700	3,723,238
Less Shares Redeemed	(4,250,180)	(930,086)
Net Increase (Decrease)	918,520	2,793,152
Segall Bryant & Hamill Small Cap Core Fund
Retail:
Shares Sold	32,653	103,776
Shares issued in Reinvestment of Distributions	1,295	23,430
Total	33,948	127,206
Less Shares Redeemed	(97,745)	(335,452)
Net Increase (Decrease)	(63,797)	(208,246)
Institutional:
Shares Sold	1,079,366	55,967
Shares issued in Reinvestment of Distributions	69,614	429,123
Total	1,148,980	485,090
Less Shares Redeemed	(338,446)	(149,348)
Net Increase (Decrease)	810,534	335,742

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

	For the	For the
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Segall Bryant & Hamill All Cap Fund
Retail:
Shares Sold	2,581	10,114
Shares issued in Reinvestment of Distributions	3,167	4,071
Total	5,748	14,185
Less Shares Redeemed	(1,834)	(1,967)
Net Increase (Decrease)	3,914	12,218
Institutional:
Shares Sold	621,216	1,214,703
Shares issued in Reinvestment of Distributions	570,835	805,081
Total	1,192,051	2,019,784
Less Shares Redeemed	(1,663,058)	(2,440,979)
Net Increase (Decrease)	(471,007)	(421,195)
Segall Bryant & Hamill Emerging Markets Fund
Retail:
Shares Sold	170,615	97,339
Shares issued in Reinvestment of Distributions	10,276	16,926
Total	180,891	114,265
Less Shares Redeemed	(268,865)	(84,384)
Net Increase (Decrease)	(87,974)	29,881
Institutional:
Shares Sold	450,427	1,015,693
Shares issued in Reinvestment of Distributions	118,449	180,095
Total	568,876	1,195,788
Less Shares Redeemed	(1,302,456)	(142,059)
Net Increase (Decrease)	(733,580)	1,053,729
Segall Bryant & Hamill International Small Cap Fund
Retail:
Shares Sold	52,882	69,291
Shares issued in Reinvestment of Distributions	48,333	56,832
Total	101,215	126,123
Less Shares Redeemed	(3,164,342)	(1,994,358)
Net Increase (Decrease)	(3,063,127)	(1,868,235)
Institutional:
Shares Sold	506,904	1,574,949
Shares issued in Reinvestment of Distributions	428,067	471,234
Total	934,971	2,046,183
Less Shares Redeemed	(1,288,128)	(3,655,446)
Net Increase (Decrease)	(353,157)	(1,609,263)
Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail:
Shares Sold	286,813	493,735
Shares issued in Reinvestment of Distributions	190,787	144,895
Total	477,600	638,630
Less Shares Redeemed	(723,685)	(378,627)
Net Increase (Decrease)	(246,085)	260,003
Institutional:
Shares Sold	947,663	1,509,713
Shares issued in Reinvestment of Distributions	209,453	147,769
Total	1,157,116	1,657,482
Less Shares Redeemed	(1,438,906)	(389,609)
Net Increase (Decrease)	(281,790)	1,267,873

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

	For the	For the
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Segall Bryant & Hamill Global All Cap Fund
Retail:
Shares Sold	5,158	16,244
Shares issued in Reinvestment of Distributions	59,101	175,562
Total	64,259	191,806
Less Shares Redeemed	(235,249)	(580,133)
Net Increase (Decrease)	(170,990)	(388,327)
Institutional:
Shares Sold	30,300	114,822
Shares issued in Reinvestment of Distributions	4,525.00	28,009
Total	34,825	142,831
Less Shares Redeemed	(287,772)	(60,824)
Net Increase (Decrease)	(252,947)	82,007
Segall Bryant & Hamill Workplace Equality Fund
Retail:
Shares Sold	69,421	155,100
Shares issued in Reinvestment of Distributions	11,590	105,484
Total	81,011	260,584
Less Shares Redeemed	(348,193)	(169,915)
Net Increase (Decrease)	(267,182)	90,669
Institutional:
Shares Sold	249,364	588,224
Shares issued in Reinvestment of Distributions	20,051.00	157,394
Total	269,415	745,618
Less Shares Redeemed	(229,948)	(179,809)
Net Increase (Decrease)	39,467	565,809
Segall Bryant & Hamill Short Term Plus Fund
Retail:
Shares Sold	124,238	1,226,366
Shares issued in Reinvestment of Distributions	5,237	5,471
Total	129,475	1,231,837
Less Shares Redeemed	(920,555)	(343,254)
Net Increase (Decrease)	(791,080)	888,583
Institutional:
Shares Sold	745,157	3,317,870
Shares issued in Reinvestment of Distributions	29,974	27,487
Total	775,131	3,345,357
Less Shares Redeemed	(2,219,324)	(1,686,877)
Net Increase (Decrease)	(1,444,193)	1,658,480
Segall Bryant & Hamill Plus Bond Fund
Retail:
Shares Sold	4,673,488	6,254,334
Shares issued in Reinvestment of Distributions	1,166,685	1,377,765
Total	5,840,173	7,632,099
Less Shares Redeemed	(14,758,564)	(17,544,787)
Net Increase (Decrease)	(8,918,391)	(9,912,688)
Institutional:
Shares Sold	11,997,087	18,332,140
Shares issued in Reinvestment of Distributions	1,410,992	1,578,176
Total	13,408,079	19,910,316
Less Shares Redeemed	(27,385,106)	(12,301,097)
Net Increase (Decrease)	(13,977,027)	7,609,219

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

	For the	For the
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Segall Bryant & Hamill Quality High Yield Fund
Retail:
Shares Sold	305,417	686,553
Shares issued in Reinvestment of Distributions	156,024	144,558
Total	461,441	831,111
Less Shares Redeemed	(1,304,124)	(1,071,289)
Net Increase (Decrease)	(842,683)	(240,178)
Institutional:
Shares Sold	1,622,932	2,917,981
Shares issued in Reinvestment of Distributions	245,886	207,858
Total	1,868,818	3,125,839
Less Shares Redeemed	(3,887,842)	(778,890)
Net Increase (Decrease)	(2,019,024)	2,346,949
Segall Bryant & Hamill Municipal Opportunities Fund
Retail:
Shares Sold	3,212,354	2,360,437
Shares issued in Reinvestment of Distributions	106,715	70,841
Total	3,319,069	2,431,278
Less Shares Redeemed	(3,439,395)	(1,188,474)
Net Increase (Decrease)	(120,326)	1,242,804
Institutional:
Shares Sold	22,495,155	10,832,665
Shares issued in Reinvestment of Distributions	690,303	463,451
Total	23,185,458	11,296,116
Less Shares Redeemed	(25,776,324)	(3,354,752)
Net Increase (Decrease)	(2,590,866)	7,941,364
Segall Bryant & Hamill Colorado Tax Free Fund
Retail:
Shares Sold	4,296,071	5,059,760
Shares issued in Reinvestment of Distributions	432,046	368,992
Total	4,728,117	5,428,752
Less Shares Redeemed	(9,034,147)	(4,420,608)
Net Increase (Decrease)	(4,306,030)	1,008,144
Institutional:
Shares Sold	17,584,257	9,597,634
Shares issued in Reinvestment of Distributions	734,403	583,477
Total	18,318,660	10,181,111
Less Shares Redeemed	(25,041,890)	(3,352,153)
Net Increase (Decrease)	(6,723,230)	6,828,958

5.	TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Distributions – Distributions of net investment income, if any, are generally made annually for the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global All Cap Fund and Segall Bryant & Hamill Workplace Equality Fund; quarterly for Segall Bryant & Hamill International Small Cap Fund; and monthly for the Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund. Prior to June 2022, distributions of net income were generally paid annually for Segall Bryant & Hamill International Small Cap Fund. Prior to May 1, 2021, distributions of net investment income were made quarterly for the Segall Bryant & Hamill Global All Cap Fund and Segall Bryant & Hamill Workplace Equality Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

The tax character of the distributions paid during the year ended December 31, 2022 and December 31, 2021 were as follows:

			Long-Term
Fund	Period Ended	Ordinary Income*	Capital Gains	Tax-Exempt Income
Segall Bryant & Hamill Small Cap Value Fund	12/31/2022	$2,425,286	$4,952,616	$—
	12/31/2021	16,606,782	10,404,575	—
Segall Bryant & Hamill Small Cap Growth Fund	12/31/2022	—	—	—
	12/31/2021	—	—	—
Segall Bryant & Hamill Small Cap Core Fund	12/31/2022	55,195	1,028,280	—
	12/31/2021	1,802,628	6,882,637	—
Segall Bryant & Hamill All Cap Fund	12/31/2022	524,627	10,172,081	—
	12/31/2021	4,099,620	15,286,337	—
Segall Bryant & Hamill Emerging Markets Fund	12/31/2022	1,670,642	—	—
	12/31/2021	1,805,148	1,221,048	—
Segall Bryant & Hamill International Small Cap Fund	12/31/2022	4,961,992	—	—
	12/31/2021	8,258,628	—	—
Segall Bryant & Hamill Fundamental International Small Cap Fund	12/31/2022	—	5,998,324	—
	12/31/2021	1,002,459	5,906,123	—
Segall Bryant & Hamill Global All Cap Fund	12/31/2022	81,968	512,721	—
	12/31/2021	1,598,070	674,258	—
Segall Bryant & Hamill Workplace Equality Fund	12/31/2022	113	204,764	—
	12/31/2021	906,387	1,159,602	—
Segall Bryant & Hamill Short Term Plus Fund	12/31/2022	358,597	—	—
	12/31/2021	323,124	19,922	—
Segall Bryant & Hamill Plus Bond Fund	12/31/2022	25,818,855	—	—
	12/31/2021	27,243,919	6,776,101	—
Segall Bryant & Hamill Quality High Yield Fund	12/31/2022	3,409,434	—	—
	12/31/2021	3,316,122	—	—
Segall Bryant & Hamill Municipal Opportunities Fund	12/31/2022	2,340,636	—	5,801,859
	12/31/2021	1,164,651	—	5,002,947
Segall Bryant & Hamill Colorado Tax Free Fund	12/31/2022	911,586	—	12,708,588
	12/31/2021	506,229	—	11,874,115

*	Ordinary income distributions for federal income tax purposes includes distributions from net investment income and short-term capital gains.

As of December 31, 2022, net unrealized appreciation (depreciation) on investments based on federal tax cost was as follows:

	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap	Hamill All Cap	Hamill Emerging
	Value Fund	Growth Fund	Core Fund	Fund	Markets Fund
Tax cost of portfolio investments	$520,289,412	$191,126,011	$36,870,386	$82,856,843	$41,006,008
Gross unrealized appreciation	81,263,893	9,936,931	11,916,731	46,252,683	4,356,064
Gross unrealized depreciation	(58,098,541)	(24,367,026)	(706,419)	(3,406,850)	(4,638,185)
Net unrealized appreciation (depreciation) on portfolio investments	$23,165,352	$(14,430,095)	$11,210,312	$42,845,833	$(282,121)

			Segall Bryant
		Segall Bryant	& Hamill
		& Hamill	Fundamental	Segall Bryant &	Segall Bryant &
		International	International	Hamill Global All	Hamill Workplace
		Small Cap Fund	Small Cap Fund	Cap Fund	Equality Fund
Tax cost of portfolio investments		$95,013,659	$50,623,422	$23,075,782	$20,074,130
Gross unrealized appreciation		10,422,122	4,682,935	4,656,168	2,790,380
Gross unrealized depreciation		(10,473,873)	(10,392,974)	(1,139,496)	(1,669,175)
Net unrealized appreciation (depreciation) on portfolio investments		$(51,751)	$(5,710,039)	$3,516,672	$1,121,205

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

				Segall Bryant &
	Segall Bryant &	Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
	Hamill Short Term	Hamill Plus Bond	Hamill Quality	Opportunities	Hamill Colorado
	Plus Bond Fund	Fund	High Yield Fund	Fund	Tax Free Fund
Tax cost of portfolio investments	$28,851,830	$760,734,159	$74,490,330	$225,172,580	$406,293,895
Gross unrealized appreciation	971	268,826	21,976	550,580	338,406
Gross unrealized depreciation	(1,114,645)	(95,341,995)	(9,951,994)	(9,650,376)	(23,118,204)
Net unrealized appreciation (depreciation) on portfolio investments	$(1,113,674)	$(95,073,169)	$(9,930,018)	$(9,099,796)	$(22,779,798)

The difference between book and tax basis cost of investments is attributable primarily to wash sales, passive foreign investment companies and tax treatment of certain other investments.

As of December 31, 2022, the components of distributable earnings (deficit) on a tax basis were as follows:

	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap	Hamill All Cap	Hamill Emerging
	Value Fund	Growth Fund	Core Fund	Fund	Markets Fund
Undistributed ordinary income	$1,579,203	$—	$—	$844	$215,251
Undistributed long term capital gains	—	—	302,201	1,996,915	—
Accumulated capital and other losses	(16,091,475)	(59,777,156)	(1,990)	(6,405)	(5,715,846)
Net unrealized appreciation (depreciation) on portfolio investments	23,165,352	(14,430,095)	11,210,312	42,845,833	(282,121)
Net unrealized depreciation on foreign currency	—	—	—	—	(43)
Total accumulated earnings (deficit)	$8,653,080	$(74,207,251)	$11,510,523	$44,837,187	$(5,782,759)

		Segall Bryant
	Segall Bryant	& Hamill
	& Hamill	Fundamental	Segall Bryant &	Segall Bryant &	Segall Bryant
	International	International	Hamill Global All	Hamill Workplace	& Hamill Short
	Small Cap Fund	Small Cap Fund	Cap Fund	Equality Fund	Term Plus Fund
Undistributed ordinary income	$608,198	$—	$2,434	$114,956	$1,384
Undistributed long term capital gains	—	—	48,773	—	—
Accumulated capital and other losses	(85,111,723)	(8,487,215)	(26,037)	(585,591)	(698,069)
Net unrealized appreciation (depreciation) on portfolio investments	(51,751)	(5,710,039)	3,516,672	1,121,205	(1,113,674)
Net unrealized depreciation on foreign currency	(58,968)	(2,122)	(2,353)	—	—
Total accumulated earnings (deficit)	$(84,614,244)	$(14,199,376)	$3,539,489	$650,570	$(1,810,359)

				Segall Bryant &
		Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
		Hamill Plus Bond	Hamill Quality	Opportunities	Hamill Colorado
		Fund	High Yield Fund	Fund	Tax Free Fund
Undistributed ordinary income		$26,415	$2,173		$—
Undistributed tax-exempt income		—	—	14,849	—
Accumulated capital and other losses		(25,940,883)	(9,626,409)	(28,027,090)	(36,624,532)
Net unrealized depreciation on portfolio investments		(95,073,169)	(9,930,018)	(9,099,796)	(22,779,798)
Total accumulated earnings (deficit)		$(120,987,637)	$(19,554,254)	$(37,112,037)	$(59,404,330)

Included in accumulated capital and other losses are other Temporary Differences primarily related to deferred Trustee compensation.

Capital loss carry forwards utilized during the year ended December 31, 2022 were as follows:

Fund	Amount
Segall Bryant & Hamill Small Cap Value Fund	$10,062,666
Segall Bryant & Hamill International Small Cap	$693,162

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2022, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Segall Bryant & Hamill Small Cap Value Fund	$10,995,532	$5,015,338
Segall Bryant & Hamill Small Cap Growth Fund	47,463,737	12,272,993
Segall Bryant & Hamill Emerging Markets Fund	4,426,657	1,287,170
Segall Bryant & Hamill International Small Cap Fund	70,305,184	14,800,764
Segall Bryant & Hamill Fundamental International Small Cap Fund	5,633,345	2,821,492
Segall Bryant & Hamill Workplace Equality Fund	557,419	—
Segall Bryant & Hamill Short Term Plus Fund	437,644	258,883
Segall Bryant & Hamill Plus Bond Fund	11,619,292	14,056,689
Segall Bryant & Hamill Quality High Yield Fund	308,671	9,286,515
Segall Bryant & Hamill Municipal Opportunities Fund	15,147,111	12,870,556
Segall Bryant & Hamill Colorado Tax Free Fund	12,072,802	24,506,512

As a result of the acquisition of the Segall Bryant & Hamill Small Cap Value Dividend Fund (the “target fund”), the Segall Bryant & Hamill Small Cap Value Fund (the “acquiring” fund) acquired the capital loss carry forward balances from the target fund totaling $13,279,390 ($8,170,713 short term and $5,108,677 long-term). The acquiring fund is eligible to utilize these amounts to offset future capital gains subject to annual limitations under IRC Section 382 of $242,622.

For the year ended December 31, 2022, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

		Total Accumulated
Fund	Paid-in Capital	Earnings (Deficit)
Segall Bryant & Hamill Small Cap Value Fund	$525	$(525)
Segall Bryant & Hamill Small Cap Growth Fund	(959,865)	959,865
Segall Bryant & Hamill Small Cap Core Fund	—	—
Segall Bryant & Hamill All Cap Fund	1,498,344	(1,498,344)
Segall Bryant & Hamill Emerging Markets Fund	1	(1)
Segall Bryant & Hamill International Small Cap Fund	311	(311)
Segall Bryant & Hamill Fundamental International Small Cap Fund	(181,702)	181,702
Segall Bryant & Hamill Global All Cap Fund	—	—
Segall Bryant & Hamill Workplace Equality Fund	—	—
Segall Bryant & Hamill Short Term Plus Bond Fund	—	—
Segall Bryant & Hamill Plus Bond Fund	—	—
Segall Bryant & Hamill Quality High Yield Fund	—	—
Segall Bryant & Hamill Municipal Opportunities Fund	—	—
Segall Bryant & Hamill Colorado Tax Free Fund	(244,806)	244,806

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

As a result of several court cases in certain countries across the European Union (“EU”), some Funds may file European tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. If any such reclaims are received, they are reflected as dividend income in the Statements of Operations, and related receivables, if any, are reflected within foreign tax reclaims receivable in the Statements of Assets and Liabilities. If the associated cash is received, the Funds will follow, for tax purposes, IRS guidance in Notice 2016-10 and reduce the current year foreign taxes paid by the amount of the refund. When uncertainty exists as to the ultimate resolution of these proceedings and the likelihood of receipt of these EU reclaims, no amounts are reflected in the financial statements.

6.	INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Segall Bryant & Hamill, LLC (the “Adviser”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

Pursuant to its advisory agreement with the Trust, the Adviser is entitled to investment advisory fees, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Fund
Segall Bryant & Hamill Small Cap Value Fund	0.80%
Segall Bryant & Hamill Small Cap Growth Fund	0.65%
Segall Bryant & Hamill Small Cap Core Fund	0.80%
Segall Bryant & Hamill All Cap Fund	0.65%
Segall Bryant & Hamill Emerging Markets Fund	0.90%
Segall Bryant & Hamill International Small Cap Fund	0.90%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.00%
Segall Bryant & Hamill Global All Cap Fund	0.65%
Segall Bryant & Hamill Workplace Equality Fund	0.65%
Segall Bryant & Hamill Short Term Plus Fund	0.25%
Segall Bryant & Hamill Plus Bond Fund	0.35%
Segall Bryant & Hamill Quality High Yield Fund	0.45%
Segall Bryant & Hamill Municipal Opportunities Fund	0.35%
Segall Bryant & Hamill Colorado Tax Free Fund	0.35%

Ultimus Fund Solutions LLC (“Ultimus”) and the Adviser serve as the Funds’ co-administrators (“Co-Administrators”). Ultimus and the Adviser are entitled to receive a total fee from each Fund for their administrative services computed daily and payable monthly based on the average net assets of the Trust. The Adviser receives a portion that is calculated based on 0.01% on the average daily net assets of the Trust.

The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s net assets, subject to certain minimums, and are disclosed in the Statements of Operations. During the year ended December 31, 2022, the Adviser and Ultimus received $298,317 and $774,036, respectively, for their services to the Funds.

Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing sub-accounting with respect to Fund shares, and other similar services. The Retail Class of each Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents and the Institutional Class of each Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents. These fees are included in Shareholder Servicing Fees on the Statements of Operations.

Until at least April 30, 2023, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expense to average net assets as reported in each Fund’s Financial Highlights will be no more than the amounts as detailed below:

Fund	Retail Class	Institutional Class
Segall Bryant & Hamill Small Cap Value Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Core Fund	1.14%	0.99%
Segall Bryant & Hamill All Cap Fund	0.99%	0.84%
Segall Bryant & Hamill Emerging Markets Fund	1.38%	1.23%
Segall Bryant & Hamill International Small Cap Fund	1.18%	1.03%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.25%	1.10%
Segall Bryant & Hamill Global All Cap Fund	0.89%	0.74%
Segall Bryant & Hamill Workplace Equality Fund	0.89%	0.74%
Segall Bryant & Hamill Short Term Plus Fund	0.49%	0.40%
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%

These amounts are not subject to recapture in future periods.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

Ultimus, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, Ultimus has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, Ultimus receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of the Adviser and Ultimus. All access persons of the Trust, as defined in the 1940 Act, and officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trust has appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser. The Trust agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of December 31, 2022 is $718,648.

7.	FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Unadjusted Quoted Prices in active markets for identical investments

2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of each Fund’s investments and other financial instruments (if any) and the inputs used to value the investments and other financial instruments as of December 31, 2022:

Segall Bryant & Hamill Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$543,454,764	$—	$—	$543,454,764
Total	$543,454,764	$—	$—	$543,454,764

Segall Bryant & Hamill Small Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$176,695,916	$—	$—	$176,695,916
Total	$176,695,916	$—	$—	$176,695,916

Segall Bryant & Hamill Small Cap Core Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$48,080,698	$—	$—	$48,080,698
Total	$48,080,698	$—	$—	$48,080,698

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

Segall Bryant & Hamill All Cap Fund
	Level 1	Level 2		Level 3		Total
Common Stocks	$125,702,676	$—		$—		$125,702,676
Total	$125,702,676	$—		$—		$125,702,676

Segall Bryant & Hamill Emerging Markets Fund
	Level 1	Level 2		Level 3		Total
Common Stocks	$8,363,048	$31,743,989	(a)	$0	*	$40,107,037
Preferred Stocks	429,703	186,921	(a)	0	*	616,624
Warrants	—	226		—		226
Total	$8,792,751	$31,931,136		$—		$40,723,887

Segall Bryant & Hamill International Small Cap Fund
	Level 1	Level 2		Level 3		Total
Common Stocks	$8,342,093	$86,619,815	(a)	$0	*	$94,961,908
Total	$8,342,093	$86,619,815		$—		$94,961,908

Segall Bryant & Hamill Fundamental International Small Cap Fund
	Level 1	Level 2		Level 3		Total
Common Stocks	$18,346,305	$26,567,078	(a)	$—		$44,913,383
Total	$18,346,305	$26,567,078		$—		$44,913,383

Segall Bryant & Hamill Global All Cap Fund
	Level 1	Level 2		Level 3		Total
Common Stocks	$20,617,175	$5,975,279	(a)	$—		$26,592,454
Total	$20,617,175	$5,975,279		$—		$26,592,454

Segall Bryant & Hamill Workplace Equality Fund
	Level 1	Level 2		Level 3		Total
Common Stocks	$21,195,335	$—		$—		$21,195,335
Total	$21,195,335	$—		$—		$21,195,335

Segall Bryant & Hamill Short Term Plus Fund
	Level 1	Level 2		Level 3		Total
Corporate Bonds	$—	$22,880,062		$—		$22,880,062
Municipal Bonds	—	646,043		—		646,043
Commercial Mortgage-Backed Securities	—	300,111		—		300,111
U.S. Treasury Bonds & Notes	—	3,911,940		—		3,911,940
Total	$—	$27,738,156		$—		$27,738,156

Segall Bryant & Hamill Plus Bond Fund
	Level 1	Level 2		Level 3		Total
Corporate Bonds	$—	$319,604,971		$—		$319,604,971
Municipal Bonds	—	57,589,578		—		57,589,578
Asset Backed Securities	—	21,907,889		—		21,907,889
Residential Mortgage-Backed Securities	—	2,252,674		—		2,252,674
Mortgage-Backed Securities Passthrough	—	177,570,771		—		177,570,771
U.S. Treasury Bonds & Notes	—	86,735,107		—		86,735,107
Total	$—	$665,660,990		$—		$665,660,990

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

Segall Bryant & Hamill Quality High Yield Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$64,560,312	$—	$64,560,312
Total	$—	$64,560,312	$—	$64,560,312

Segall Bryant & Hamill Municipal Opportunities Fund
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$191,697,430	$—	$191,697,430
U.S. Treasury Bonds & Notes	—	16,580,613	—	16,580,613
Corporate Bonds	—	7,794,741	—	7,794,741
Total	$—	$216,072,784	$—	$216,072,784

Segall Bryant & Hamill Colorado Tax Free Fund
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$383,514,097	$—	$383,514,097
Total	$—	$383,514,097	$—	$383,514,097

(a)	With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

*	Includes securities that have been fair valued at $0.

The following is a reconciliation of Level 3 instruments of the Funds for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2022:

Segall Bryant & Hamill Emerging Markets Fund
						Change in
	Balance as of					Unrealized			Balance as of
	December 31,		Net		Realized	Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2021		Purchases	Net Sales	Losses	(Depreciation)	Level 3	of Level 3	2022
Common Stocks	$398,320		$151,912	$(325,678)	$(203,907)	$(1,862,539)	$1,841,958	$—	$—0	*

Segall Bryant & Hamill International Small Cap Fund

						Change in
	Balance as of					Unrealized			Balance as of
	December 31,		Net		Realized	Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2021		Purchases	Net Sales	Losses	(Depreciation)	Level 3	of Level 3	2022
Common Stocks	$0	*	$—	$—	$—	$—	$—	$—	$0	*

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2022:

						Impact to
	Fair Value as of		Valuation	Unobservable		Valuation from an
	December 31, 2022		Technique	Input(1)	Value/Range	Increase in Input(2)
Segall Bryant & Hamill Emerging Markets Fund	$0	*	Adjusted trade price	Discount Factor	100%	Decrease
Segall Bryant & Hamill International Small Cap Fund	$0	*	Adjusted trade price	Discount Factor	100%	Decrease

*	Includes securities that have been fair valued at $0.

(1)	The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. For Segall Bryant & Hamill International Small Cap Fund there was no change.

Summary of Unobservable Inputs for Level 3 Investments

The ongoing conflict in Russia and Ukraine has led to significant disruption and volatility in the global stock market. This impacted the Fund in terms of suspensions of trading activities on the Russian Stock Exchange as well as suspensions of depositary receipts traded on exchanges outside of Russia. As a result, management made the decision to value all Russian securities at nil.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds and U.S. Treasury bonds & notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. The Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

8.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Segall Bryant & Hamill Fundamental International Small Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statements of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

The forward foreign currency contracts were held during the period from January 1, 2022 to August 31, 2022. The Fund had average forward foreign currency contract values to buy and sell of $40,402,830 and $41,106,296, respectively.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund

			Change in
			Unrealized
			Appreciation
		Realized Losses	(Depreciation)
		on Derivatives	on Derivatives
		Recognized in	Recognized in
Risk Exposure	Statement of Operations Location	Income	Income
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Realized and unrealized gains (losses) on forward foreign currency contracts	$(560,758)	$199,660
Total		$(560,758)	$199,660

9.	PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2022 excluding long-term U.S. government securities and short-term investments were as follows:

	Purchases of	Proceeds from Sales
Fund	Securities	of Securities
Segall Bryant & Hamill Small Cap Value Fund	$198,616,664	$147,093,573
Segall Bryant & Hamill Small Cap Growth Fund	120,755,787	104,593,267
Segall Bryant & Hamill Small Cap Core Fund	24,352,117	20,329,729
Segall Bryant & Hamill All Cap Fund	46,589,604	68,781,374
Segall Bryant & Hamill Emerging Markets Fund	42,944,030	48,887,438
Segall Bryant & Hamill International Small Cap Fund	121,482,524	155,743,625
Segall Bryant & Hamill Fundamental International Small Cap Fund	28,303,741	39,974,031
Segall Bryant & Hamill Global All Cap Fund	9,066,189	13,711,954
Segall Bryant & Hamill Workplace Equality Fund	8,945,303	9,887,827
Segall Bryant & Hamill Short Term Plus Fund	7,193,094	27,259,120
Segall Bryant & Hamill Plus Bond Fund	209,716,837	383,995,747
Segall Bryant & Hamill Quality High Yield Fund	6,987,947	27,202,358
Segall Bryant & Hamill Municipal Opportunities Fund	403,560,135	432,328,080
Segall Bryant & Hamill Colorado Tax Free Fund	290,181,991	379,164,456

	Purchase of	Proceeds from
	Long Term U.S.	Sales of Long Term
	Government	U.S. Government
Fund	Obligations	Obligations
Segall Bryant & Hamill Short Term Plus Fund	$1,603,929	$1,174,135
Segall Bryant & Hamill Plus Bond Fund	8,956,260	47,383,766
Segall Bryant & Hamill Municipal Opportunities Fund	17,681,269	17,505,039

10.	INDEMNIFICATIONS

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2022

11.	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

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Report of Independent
Segall Bryant & Hamill Funds	Registered Public Accounting Firm

To the Shareholders of Segall Bryant & Hamill Funds and

Board of Trustees of Segall Bryant & Hamill Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global All Cap Fund, Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”), each a series of Segall Bryant & Hamill Trust, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended December 31, 2019, and prior were audited by other auditors, whose report dated March 2, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2023

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Segall Bryant & Hamill Funds	Shareholder Tax Information
December 31, 2022 (Unaudited)

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the twelve months ended December 31, 2022.

During the year ended December 31, 2022, 71.26% of the dividends paid by Segall Bryant & Hamill Municipal Opportunities Fund from net investment income should be treated as tax-exempt dividends. Tax exempt distributions were $5,801,859.

During the year ended December 31, 2022, 99.31% of the dividends paid by Segall Bryant & Hamill Colorado Tax Free Fund from net investment income should be treated as tax-exempt dividends. Tax exempt distributions were $12,463,782.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2022:

	Qualified Dividend	Dividend Received
	Income (QDI)	Deduction (DRD)
Segall Bryant & Hamill Small Cap Value Fund	59.17%	62.93%
Segall Bryant & Hamill Small Cap Growth Fund	0.00%	0.00%
Segall Bryant & Hamill Small Cap Core Fund	100.00%	100.00%
Segall Bryant & Hamill All Cap Fund	100.00%	100.00%
Segall Bryant & Hamill Emerging Markets Fund	67.09%	0.00%
Segall Bryant & Hamill International Small Cap Fund	100.00%	0.00%
Segall Bryant & Hamill Fundamental International Small Cap Fund	0.00%	0.00%
Segall Bryant & Hamill Global All Cap Fund	100.00%	100.00%
Segall Bryant & Hamill Workplace Equality Fund	100%	100%
Segall Bryant & Hamill Short Term Plus Bond Fund	0.00%	0.00%
Segall Bryant & Hamill Plus Bond Fund	0.00%	0.00%
Segall Bryant & Hamill Quality High Yield Fund	0.00%	0.00%
Segall Bryant & Hamill Municipal Opportunities Fund	0.00%	0.00%
Segall Bryant & Hamill Colorado Tax Free Fund	0.00%	0.00%

During the year ended December 31, 2022, the Funds paid the following long-term capital gain distributions.

Segall Bryant & Hamill Small Cap Value Fund		$4,952,616
Segall Bryant & Hamill Small Cap Growth Fund		—
Segall Bryant & Hamill Small Cap Core Fund		1,028,280
Segall Bryant & Hamill All Cap Fund		11,670,100
Segall Bryant & Hamill Emerging Markets Fund		357,463
Segall Bryant & Hamill International Small Cap Fund		429,312
Segall Bryant & Hamill Fundamental International Small Cap Fund		5,998,042
Segall Bryant & Hamill Global All Cap Fund		512,721
Segall Bryant & Hamill Workplace Equality Fund		204,764
Segall Bryant & Hamill Short Term Plus Bond Fund		—
Segall Bryant & Hamill Plus Bond Fund		—
Segall Bryant & Hamill Quality High Yield Fund		—
Segall Bryant & Hamill Municipal Opportunities Fund		—
Segall Bryant & Hamill Colorado Tax Free Fund		—

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2022 (Unaudited)

The Board of Trustees (the “Board”) of Segall Bryant & Hamill Trust (the “Trust”) considered information provided and reviewed at the Board meetings held on October 20, 2022 and November 16 - 17, 2022 (the “Meetings”) regarding the Segall Bryant & Hamill Small Cap Value Fund (the “Small Cap Value Fund”), Segall Bryant & Hamill Small Cap Growth Fund (the “Small Cap Growth Fund”), Segall Bryant & Hamill Small Cap Core Fund (the “Small Cap Core Fund”), Segall Bryant & Hamill All Cap Fund (the “All Cap Fund”), Segall Bryant & Hamill Emerging Markets Fund (the “Emerging Markets Fund”), Segall Bryant & Hamill International Small Cap Fund (the “International Small Cap Fund”), Segall Bryant & Hamill Fundamental International Small Cap Fund (the “Fundamental International Small Cap Fund”), Segall Bryant & Hamill Global All Cap Fund (the “Global All Cap Fund”), Segall Bryant & Hamill Workplace Equality Fund (the “Workplace Equality Fund”), Segall Bryant & Hamill Short Term Plus Fund (the “Short Term Plus Fund”), Segall Bryant & Hamill Plus Bond Fund (the “Plus Bond Fund”), Segall Bryant & Hamill Quality High Yield Fund (the “Quality High Yield Fund”), Segall Bryant & Hamill Municipal Opportunities Fund (the “Municipal Opportunities Fund”), and Segall Bryant & Hamill Colorado Tax Free Fund (the “Colorado Tax Free Fund”), each a series of the Trust (each a “Fund” and collectively, the “Funds”), and to determine whether approving the renewal for an additional one-year period of the Investment Advisory Agreement between Segall, Bryant & Hamill, LLC (“SBH” or the “Adviser”) and the Trust on behalf of the Funds (the “Advisory Agreement”) would be in the best interests of the Fund’s respective shareholders. At these meetings and throughout the consideration process, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), was advised by its independent legal counsel.

In anticipation of the Board of Trustees’ meetings on October 20, 2022, and November 16 - 17, 2022, and as part of the process to consider the continuation of the Advisory Agreement with respect to each Fund, legal counsel to the Independent Trustees requested certain information from SBH. In response to these requests, the Independent Trustees received reports from SBH that addressed specific factors to be considered by the Board. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of the continuation of the Advisory Agreement. Further, the Board met with representatives of SBH and discussed the services of the firm provided pursuant to the Advisory Agreement, as well as the information provided by SBH.

As part of its evaluation of the continuation of the Advisory Agreement, the Board received and considered information from SBH designed to provide the Trustees with the information necessary to evaluate the terms of the Advisory Agreement, including the general plans and intentions regarding each Fund. During the review process, the Board noted the totality of the information provided with respect to the continuation of the Advisory Agreements, and the Board determined it had received sufficient information to approve the continuation of the Advisory Agreement. Based on its evaluation, the Board, including the Independent Trustees, unanimously concluded that the terms of the Advisory Agreement continue to be reasonable and fair and that its approval was in the best interests of each Fund and its shareholders. In approving SBH to continue serving as investment adviser to the Funds, and the fees charged under the Advisory Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the continuation of the Advisory Agreement. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to each Fund under the Advisory Agreement. The Trustees reviewed, among other items, certain background materials supplied by SBH, including its Form ADV.

The Board reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board also reviewed accompanying compliance-related materials with respect to the Trust, and not a particular Fund, and noted that they received reports on these services and compliance issues from Trust officers and SBH periodically throughout the year. Taking into account the totality of the information considered, the Board concluded that the nature, extent and quality of services rendered by SBH under the Advisory Agreement were adequate.

Investment Advisory Fee Rate

The Board considered certain information provided regarding the gross investment advisory fee rate paid by each Fund, including comparisons against the fee rates of funds in peer groups selected by an independent provider of investment company data. The Board noted that the gross investment advisory fee rates for each Fund were lower than or near their respective peer group medians.

The Board noted that the Small Cap Value Fund’s gross advisory fee of 0.80% was in the second quartile with respect to each class of the Fund’s respective peer groups.

With respect the Small Cap Growth Fund, the Fund’s gross advisory fee of 0.65% was in the first quartile with respect to each class of the Fund’s respective peer groups.

The Board noted that the Small Cap Core Fund’s gross advisory fee of 0.80% was in the second quartile with respect to each class of the Fund’s respective peer groups.

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2022 (Unaudited)

The Board noted that the All Cap Fund’s gross advisory fee of 0.65% was in the second quartile with respect to each class of the Fund’s respective peer groups.

The Emerging Markets Fund’s gross advisory fee of 0.90% was in the third quartile with respect to each class of the Fund’s respective peer groups.

The Board noted that the International Small Cap Fund’s gross advisory fee of 0.90% was in the third quartile with respect to each class of the Fund’s respective peer groups.

The Board noted that the Fundamental International Small Cap Fund’s gross advisory fee of 1.00% was in the second quartile with respect to each class of the Fund’s respective peer groups.

The Board noted that the Global All Cap Fund’s gross advisory fee of 0.65% was in the first quartile with respect to each class of the Fund’s respective peer groups.

The Workplace Equality Fund’s gross advisory fee of 0.65% was in the third quartile with respect to each class of the Fund’s respective peer groups.

The Board noted that the Short Term Plus Fund’s gross advisory fee of 0.25% was in the second quartile of each class of the Fund’s respective peer groups.

With respect to the Plus Bond Fund, the Board noted that the Fund’s gross advisory fee of 0.35% was in the second quartile with respect to each class of the Fund’s respective peer groups.

The Board noted that the Quality High Yield Fund’s gross advisory fee of 0.45% was in the first quartile of each class of the Fund’s respective peer groups.

The Board noted that the Municipal Opportunities Fund’s gross advisory fee of 0.35% was in the first quartile of each class of the Fund’s respective peer groups.

With respect to the Colorado Tax Free Fund, the Board noted that the Fund’s gross advisory fee of 0.35% was in the first quartile with respect to each class of the Fund’s respective peer group.

Taking into account the totality of the information presented, the Board concluded that each Fund’s gross advisory fee rate were within an acceptable range of its respective peer group.

Expense Ratios

The Board considered certain information provided regarding the total net expense ratio of each Fund, including comparisons against the net expense ratios of funds in peer groups selected by an independent provider of investment company data. The Board noted that the total net expense ratios for each Fund were lower than or near their respective peer group medians.

The Small Cap Value Fund’s total net expense ratio of 0.97% for the Fund’s institutional class was in the third quartile with respect to its peer group and 1.04% for the Fund’s retail class was in the first quartile with respect to its peer group.

The Small Cap Growth Fund’s total net expense ratios of 0.87% for the Fund’s institutional class and 1.03% for the Fund’s retail class were both in the first quartile of the Fund’s respective peer groups.

The Small Cap Core Fund’s total net expense ratio of 0.99% for the Fund’s institutional class and 1.14% for the Fund’s retail class were in the second and first quartile, respectively, of each class of the Fund’s peer groups.

The All Cap Fund’s total net expense ratio of 0.84% for the Fund’s institutional class and 0.83% for the Fund’s retail class were in the second quartile and first quartile, respectively, with respect to each class of the Fund’s peer groups.

The Emerging Markets Fund’s total net expense ratios of 1.23% for the Fund’s institutional class and 1.38% for the Fund’s retail class were in the third and second quartile, respectively, of the Fund’s peer groups.

With respect to the International Small Cap Fund, the Fund’s total net expense ratios of 1.03% for the Fund’s institutional class and 1.18% for the Fund’s retail class were in the second quartile and first quartile, respectively, of each class of the Fund’s peer groups.

The Fundamental International Small Cap Fund’s total net expense ratios of 1.10% for the Fund’s institutional class and 1.25% for the Fund’s retail class were in the second and first quartiles, respectively, of each class of the Fund’s peer groups.

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2022 (Unaudited)

With respect to the Global All Cap Fund, the Board noted that the Fund’s total net expense ratios of 0.74% for the Fund’s institutional class and 0.89% for the Fund’s retail class were both in the first quartile of the Fund’s respective peer groups.

For the Workplace Equality Fund, the Board noted that the Fund’s total net expense ratios of 0.74% for the Fund’s institutional class and 0.89% for the Fund’s retail class were in the third quartile and second quartile, respectively, of the Fund’s peer groups.

The Board noted that the Short Term Plus Fund’s total net expense ratios of 0.40% for the Fund’s institutional class and 0.49% for the Fund’s retail class were in the second quartile and first quartile, respectively, of the Fund’s peer groups.

With respect to the Plus Bond Fund, the Board noted that the Fund’s total net expense ratios of 0.40% for the Fund’s institutional class and 0.55% for the Fund’s retail class were both in the first quartile of the Fund’s respective peer groups.

The Board noted that the Quality High Yield Fund’s total net expense ratios of 0.70% for the Fund’s institutional class and 0.85% for the Fund’s retail class were in the third quartile and second quartile, respectively, of the Fund’s peer groups.

The Board noted that the Municipal Opportunities Fund’s total net expense ratios of 0.50% for the Fund’s institutional class and 0.65% for the Fund’s retail class were both in the first quartile of the Fund’s respective peer groups.

With respect to the Colorado Tax Free Fund, the Board noted that the Fund’s total net expense ratio of 0.50% for the Fund’s institutional class and 0.65% for the Fund’s retail class were in the first quartile and second quartile, respectively, of the Fund’s peer groups.

Investment Performance

The Board reviewed performance information provided in connection with the October 20, 2022, meeting for each Fund for the three-month, one-, three-, five- and ten-year (as applicable), and since inception periods ended June 30, 2022. The review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data. The Board also considered each of SBH’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

With respect to the Small Cap Value Fund, the Board noted that the Fund’s average annual performance for its institutional class was in the third quartile of its peer group over the three- month period, in the fourth quartile of its peer group over the one- and three-year periods, in the first quartile of its peer group for the five-year period, and in the second quartile of its peer group over the period since its inception. The Board also noted that due to the relatively short period since the inception of the retail class of the Fund on December 9, 2019, only performance information for the three-month, one-year and since inception periods was available. The Board then noted that the retail class of the Fund was in the third quartile of its peer group for the three- month period and in the fourth quartile of its peer group for the one-year and the period since its inception.

With respect to the Small Cap Growth Fund, the Board noted that the Fund’s average annual performance for both its institutional class and retail class were in the third quartile of its peer groups over the three-month period, in the second quartile of its peer groups over the one-year period, and in the first quartile of its peer groups for the three- and five-year and period since inception.

The Board also noted that due to the relatively short period since the inception of the Small Cap Core Fund on December 31, 2019, only performance information for the three-month, one-year and since inception periods was available. The Board noted that the Small Cap Core Fund’s average annual performance for both the institutional class and retail class was in the second quartile for the three-month period and in the first quartile for the one-year and period since inception, as compared to its peer groups.

With respect to the All Cap Fund, the Board noted that the Fund’s average annual performance for the institutional class over the three-month and one-year periods was in the first quartile with respect to its peer group and was in the second quartile over the three- and five-year and period since its inception with respect to its peer group. For the retail class, the Board noted that due to the relatively short period since the class’ inception on December 9, 2019, performance information was only available over the three-month, one-year and since inception periods. The Board noted that the All Cap Fund’s average annual performance for the retail class was in the first quartile over the three-month, one-year and since inception periods with respect to its peer group.

With respect to the Emerging Markets Fund, the Board noted that the institutional class of the Fund’s average annual performance was in the second quartile for the three-month and one-year periods, the third quartile for the three-year period and the first quartile for the five-year and ten- year periods and the period since its inception with respect to its peer group. With respect to the retail class of the Emerging Markets Fund, the Board noted the average annual performance was in the first quartile for the three-month and five-year periods, was in the second quartile over the one-year period and the period since the Fund’s inception, and was in the third quartile over the three-year period compared to its peer group.

The Board noted that the average annual performance of the institutional class of the International Small Cap Fund was in the third quartile for the three-month, ten-year and the period since its inception, was in the second quartile for the one-year period, and was in the fourth quartile for the three- and five-year periods with respect to its peer group. With respect to the retail class of the International Small Cap

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2022 (Unaudited)

Fund, the Board noted that the Fund’s average annual performance was in the third quartile over the three-month period, was in the second quartile over the one-year period and was in the fourth quartile over the three- and five-year and the period since its inception, as compared to its peer group.

The Board noted that the average annual performance of the institutional class of the Fundamental International Small Cap Fund was in the fourth quartile for the three-month period, was in the second quartile for the one- and three-year periods and for the period since the Fund’s inception, and was in the first quartile for the five-year period with respect to its peer group. For the retail class of the Fundamental International Small Cap Fund, the Board noted the Fund’s average annual performance was in the fourth quartile for the three-month and ten-year periods, was in the second quartile for the one- and three-year periods, and was in the first quartile for the five-year periods and the period since inception with respect to its peer group.

With respect to the Global All Cap Fund, the Board noted that the average annual performance for the institutional class of the Fund was in the third quartile over the three-month and three-year periods, was in the second quartile over the one-year period and the period since inception, and was in the fourth quartile over the five- and ten-year periods compared to its peer group. With respect to the retail class of the Global All Cap Fund, the Board noted that the average annual performance was in the third quartile for the three-month period, was in the second quartile for the one-year period, was in the fourth quartile for the three-, five- and ten-year periods and was in the first quartile for the period since inception, as compared to its peer group.

With respect to the Workplace Equality Fund, the Board noted that the average annual performance for the institutional class of the Fund was in the fourth quartile of its peer group over the three- month, one-, three-, five- and ten-year periods and the period since inception. With respect to the retail class of the Workplace Equality Fund, the Board noted that the average annual performance was in the fourth quartile over the three-month, three-, five-, and ten-year periods and the period since inception, and was in the third quartile over the one-year period with respect to its peer group.

The Board noted that due to the Short Term Plus Fund’s inception on December 14, 2018, only three-month, one- and three-years and since inception performance information was available for the Fund. The Board noted that the average annual performance of the institutional class of the Short Term Plus Fund was in the first quartile for the three-month and one-year periods, was in the third quartile for the three-year period and was in the fourth quartile for the period since inception compared to its peer group. With respect to the retail class of the Short Term Plus Fund, the Board noted that the average annual performance was in the first quartile for the three-month and one-year periods, was in the second quartile for the three-year period, and was in the fourth quartile for the period since inception, as compared to its peer group.

The Board noted that the average annual performance of the institutional class of the Plus Bond Fund was in the third quartile for the three-month period, was in the second quartile for the one-, three- and ten-year periods and the period since inception, and was in the first quartile for the five- year period, as compared to its peer group. For the retail class of the Plus Bond Fund, the Board noted that the average annual performance was in the third quartile for the three-month period, was in the second quartile for the one- and three-year periods and the period since inception, and was in the first quartile for the five- and ten-year periods, as compared to its peer group.

With respect to the Quality High Yield Fund, the Board noted that the average annual performance of the institutional class of the Fund was in the first quartile over the three-month and ten-year periods, was in the second quartile over the one-, three- and five-year periods, and was in the fourth quartile over the since inception period, as compared to its peer group. For the retail class of the Quality High Yield Fund, the Board noted that the average annual performance was in the first quartile over the three-month, one-year and period since inception, and was in the second quartile over the three-, five- and ten-year periods, as compared to its peer group.

With respect to both the institutional class and retail class of the Municipal Opportunities Fund, the Board noted that the Fund’s average annual performance was in the fourth quartile for the three-month period, the third quartile for the one-year period, and the first quartile for the three- and five-year periods and the period since inception, as compared to its peer groups.

The Board noted that the average annual performance of the Colorado Tax Free Fund’s institutional class was in the second quartile with respect to its peer group over the three-month, one-year and since inception period, and in the first quartile for the three-and five-year periods with respect to its peer group. For the retail class, the Board noted the Colorado Tax Free Fund was in the third quartile of its peer group for the three-month and since inception periods, was in the first quartile of its peer group for the one-, three- and five-year periods, and was in the second quartile of its peer group for the ten-year period.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those employed for the Funds. In particular, the Board received information regarding the typical fee rates and associated breakpoints used by SBH for its strategies.

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2022 (Unaudited)

The Board also noted the limitations of these comparisons given the differences in terms of strategy and processes, but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rates payable by the Funds in question.

Adviser Profitability

The Board received a detailed projected profitability analysis prepared by SBH based on the fees payable under the Advisory Agreement. The Board was also provided with CI Financial’s audited financial information as well as information regarding SBH’s other revenue streams and potential liabilities. The Board also considered SBH’s statements regarding its commitment to the Funds. The Board determined that SBH’s profitability in connection with its management of the Funds is not unreasonable.

Economies of Scale

The Board considered whether economies of scale in the provision of services to each Fund are being passed along to the shareholders. The Board noted the Adviser’s statements regarding economies of scale it has experienced in connection with its management of the Funds in light of the expense limitation agreements in effect for certain of the Funds. To the extent available, the Board concluded that the Funds could be expected to share in economies of scale realized by SBH if Fund assets were to increase.

Other Benefits

The Board also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with each Fund, including soft dollar arrangements and publicity related to the Funds.

Conclusions

Taking into account the information considered by the Board at its meetings, the Trustees, including all of the Independent Trustees, concluded that:

●	The nature, extent and quality of services rendered by SBH under the Advisory Agreement were adequate;

●	Taking into account the totality of the information presented, each Fund’s gross advisory fee rate was within an acceptable range of its peer group.

●	The Board noted that the total net expense ratios for each Fund were lower than or near their respective peer group medians.

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of SBH’s other clients employing strategies comparable to those of certain of the Funds, as applicable, were not indicative of any unreasonableness with respect to the advisory fee rates payable by each Fund;

●	The profit, if any, realized by SBH in connection with its management of the Funds is not unreasonable; and

●	To the extent available, the Funds could be expected to share in economies of scale to be realized by SBH if Fund assets were to increase.

●	For the one-year period ended June 30, 2022, each class of each Fund outperformed its peer group median except for each class of the Municipal Opportunities Fund, Small Cap Value Fund, and Workplace Equality Fund, which underperformed their respective peer group medians.

●	For the three-year period ended June 30, 2022, as applicable, each class of each Fund outperformed its respective peer group median, except for each class of the Workplace Equality Fund, Global All Cap Fund, International Small Cap Fund, and Emerging Markets Fund, and the institutional classes of the Short Term Plus Fund and Small Cap Value Fund, which underperformed their respective peer group medians.

●	For the five-year period ended June 30, 2022, as applicable, each class of each Fund outperformed its respective peer group median, except for each class of the Workplace Equality Fund, Global All Cap Fund, and International Small Cap Fund, which underperformed their respective peer group medians.

Based on the Board’s deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees, concluded that the advisory fee rates payable to SBH by each Fund were fair and reasonable in light of the nature of the services and expenses involved, its approval was in the best interests of each Fund and its shareholders, and determined to renew the Advisory Agreement with respect to each Fund for the maximum period permitted by law.

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Segall Bryant & Hamill Trustees and Officers (as of February 15, 2023):
Janice M. Teague, Chair
Thomas J. Abood, Trustee
John A. DeTore, Trustee
Rick A. Pederson, Trustee
James A. Smith, Trustee
Lloyd “Chip” Voneiff, Trustee
Carolyn B. Goldhaber, President
Jasper R. Frontz, Treasurer & Chief Compliance Officer
Jennifer L. Leamer, Asst. Treasurer
Maggie Bull, Secretary

A description of the policies and procedures that Segall Bryant & Hamill Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 392-2673; (ii) on the Funds’ website, www.sbhfunds.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after each fiscal quarter-end. Copies of the Segall Bryant & Hamill Funds exhibits to Form N-PORT are available without a charge, upon request, by contacting Segall Bryant & Hamill Funds toll-free at (800) 392-2673 and on the SEC’s website at www.sec.gov.

FOR MORE INFORMATION ABOUT SEGALL BRYANT & HAMILL FUNDS, PLEASE CONTACT:

Segall Bryant & Hamill Funds | 225 Pictoria Drive, Suite 450 | Cincinnati, Ohio 45246

Individual Investors: (800) 392-2673 | Financial Advisors: (800) 734-9738 | www.sbhfunds.com

This report has been prepared for Segall Bryant & Hamill Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Funds distributed by Ultimus Fund Distributors, LLC

SBH-AR-22

(b)	Not applicable

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.
(b)	Not applicable.
(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.
(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.
(e)	Not applicable.
(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has a least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Lloyd “Chip” Voneiff as the registrant’s “audit committee financial expert.” Mr. Voneiff is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $175,000 and $166,600, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees: For the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $44,800 and $42,000, respectively. The fiscal year tax fees were for review of each Fund’s federal and excise tax returns and year-end distributions.

(d)	All Other Fees: For the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, no fees were billed by the principal accountant for products and services other than the services reported in paragraph (a) through (c) of this Item.

(e)	(1) The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and no-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $44,800 and $42,000 were billed by the registrant’s principal accountant for services rendered to the registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2022 and December 31, 2021, respectively. All such services were rendered to the registrant.

(h)	Not applicable

(i)	Not applicable

(j)  Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) of 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270-30a-3(d)) that occurred during the the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1) The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2) The certifications required Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(1) Not applicable.

(2) Change in the registrant’s independent public accountants: Not applicable

(b) The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEGALL BRYANT & HAMILL TRUST

By (Signature and Title)*		/s/ Carolyn B. Goldhaber
Carolyn B. Goldhaber, President/Principal Executive Officer
Date	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Carolyn B. Goldhaber
Carolyn B. Goldhaber, President/Principal Executive Officer

Date	March 9, 2023

By (Signature and Title)*		/s/ Jasper R. Frontz
Jasper R. Frontz, Treasurer/Principal Financial Officer

Date	March 9, 2023

* Print the name and title of each signing officer under his or her signature.